                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                   IVY  FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                (IVY FUNDS LOGO)

                        IMPORTANT NEWS FOR SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote.

                             QUESTIONS AND ANSWERS

Q: WHAT IS HAPPENING?

A: On January 26, 2001, Mackenzie Financial Corporation ("MFC"), the indirect parent company of your Fund's investment adviser and/or manager, Ivy Management, Inc. ("IMI"), entered into an agreement with Investors Group Inc. ("IGI") regarding the sale of MFC. According to the terms of the agreement, IGI will make a friendly takeover bid for all outstanding MFC shares (the "Transaction"). IGI is a leading Canadian financial services organization that provides personal financial planning through its network of over 3,400 highly trained consultants. With 140 mutual funds and more than $45 billion (Canadian) in assets, IGI is also the largest mutual fund group in Canada. It is anticipated that, as of April 18, 2001, the expected closing date of the Transaction, IGI will acquire control of MFC.

   As legally required, we are asking the shareholders of each Fund to approve new master business management, investment advisory and/or subadvisory agreements. The Proxy Statement provides additional information about IGI, the new agreements and certain other matters. THE BOARD MEMBERS OF YOUR FUND, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FUND, IMI, IGI, MFC, HENDERSON INVESTMENT MANAGEMENT LIMITED ("HENDERSON"), PETER CUNDILL & ASSOCIATES, INC. ("CUNDILL") OR ANY OTHER AFFILIATES, RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.

Q: WHY DID YOU SEND ME THIS BOOKLET?

A: You are receiving these proxy materials -- a booklet that includes the Proxy
   Statement and one or more proxy cards -- because you have the right to vote on important proposals concerning your investment in a Fund.

Q: WHY ARE MULTIPLE CARDS ENCLOSED?

A: If you own shares of more than one Fund, you will receive a proxy card for each Fund that you own.

Q: WHY AM I BEING ASKED TO VOTE ON THE NEW AGREEMENTS?

A: The Transaction will result in a change in ownership of MFC, which will cause a "change in control" of IMI and MFC. The services provided by IMI and MFC to the Funds are not expected to change. However, the "change in control" would automatically end each Fund's master business management, investment advisory and subadvisory agreements, as applicable. The new agreements on which your approval is sought will replace them. They are the same in all material respects as the former agreements, with the exception of the execution and termination dates.

   Ivy Fund's Board of Trustees has approved interim agreements with IMI, MFC, Henderson and Cundill to allow those entities to continue providing services to the Funds while shareholder approval of the new agreements is pending. Each interim agreement is scheduled to expire 150 days after the closing of the Transaction, which is expected to be on or about April 18, 2001, unless terminated sooner.

   If shareholders do not approve an agreement, the corresponding interim agreement will end and the Board Members of your Fund will take such action as they deem to be in the best interests of your Fund and its shareholders.

Q: HOW WILL THE TRANSACTION AFFECT ME AS A FUND SHAREHOLDER?

A: Your Fund and its investment objectives will not change as a result of the Transaction, and you will still own the same shares in the same Fund. In addition, we do not currently anticipate any changes in the investment personnel responsible for the management of the Funds.

Q: WILL THE FEES PAYABLE UNDER THE AGREEMENTS INCREASE AS A RESULT OF THE
   TRANSACTION?

A: No. The proposals to approve the new agreements seek no increase in fee rates.

Q: HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A: After careful consideration, the Board members of your Fund recommend that you vote FOR the Proposals.

Q: WILL MY FUND PAY FOR THIS PROXY SOLICITATION?

A: No. The Funds will not bear these costs.

Q: WHOM DO I CALL FOR MORE INFORMATION?

A: Please call IMI's proxy representative at 888-641-4977.

                                (IVY FUNDS LOGO)

                                   IVY FUNDS
                     VIA MIZNER FINANCIAL PLAZA, SUITE 300
                           700 SOUTH FEDERAL HIGHWAY
                           BOCA RATON, FLORIDA 33432

April 4, 2001

Dear Shareholder:

     On January 26, 2001, Mackenzie Financial Corporation ("MFC"), the indirect parent company of your Fund's investment adviser and/or manager, Ivy Management, Inc. ("IMI"), entered into an agreement with Investors Group Inc. ("IGI") regarding the sale of MFC. According to the terms of the agreement, IGI will make a friendly takeover bid for all outstanding MFC shares. We expect the closing date of the transaction to be on or about April 18, 2001.

     IGI is a leading Canadian financial services organization that provides personal financial planning through its network of over 3,400 highly trained consultants. With 140 mutual funds and more than $45 billion (Canadian) in assets, IGI is also the largest mutual fund group in Canada. A more thorough description of IGI's businesses is contained in the enclosed proxy statement.

     At a shareholder meeting on May 29, 2001, you will be asked to approve one or more of the following proposals:

     - A new master business management and investment advisory agreement with IMI for your Fund (for all Funds other than Ivy Global Natural Resources
       Fund);

     - A new master business management agreement with IMI and a new investment advisory agreement with MFC for Ivy Global Natural Resources Fund;

     - A new subadvisory agreement with Henderson Investment Management Limited ("Henderson") for Ivy European Opportunities Fund and Ivy International Small Companies Fund; and

     - A new subadvisory agreement with Peter Cundill & Associates, Inc. ("Cundill") for Ivy Cundill Value Fund.

     Your approval is necessary because, in light of regulatory requirements, the versions of these agreements in effect at the time of the transaction will automatically end. These new agreements are the same in all material respects as those formerly in effect, with the exception of the execution and termination dates.

     IT IS IMPORTANT TO REMEMBER THAT YOUR FUND AND ITS INVESTMENT OBJECTIVES WILL NOT CHANGE AS A RESULT OF THIS PROXY SOLICITATION OR THE TRANSACTION. YOU WILL STILL OWN THE SAME SHARES IN THE SAME FUND.

     Ivy Fund's Board of Trustees has approved interim agreements with IMI, MFC, Henderson and Cundill to allow those entities to continue providing services to the Funds while shareholder approval of the new agreements is pending. Each interim agreement is scheduled to expire 150 days after the closing of the transaction, unless terminated sooner. If approved by shareholders at the shareholder meeting, each new agreement would take effect upon the later of (i) the obtaining of shareholder approval of the new agreement; or (ii) the expiration of the corresponding interim agreement.

     AFTER CAREFUL CONSIDERATION, IVY FUND'S BOARD OF TRUSTEES APPROVED EACH OF THE PROPOSALS AND RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH PROPOSAL.

     Your vote is important regardless of the number of shares you own. Please take a few minutes to read the proxy statement and cast your vote. IT IS IMPORTANT THAT WE RECEIVE YOUR VOTE NO LATER THAN THE TIME OF THE SHAREHOLDER MEETING ON MAY 29, 2001. If you are a shareholder of more than one Fund, or have more than one account registered in your name, you will receive one proxy card for each account. PLEASE VOTE AND RETURN EACH PROXY CARD THAT YOU RECEIVE.

     We understand that the transaction may cause you some concern. Once again, neither this proxy solicitation nor the transaction will change your Fund or its investment objectives. YOU WILL STILL OWN THE SAME SHARES IN THE SAME FUND. IF YOU HAVE ANY QUESTIONS BEFORE YOU VOTE, PLEASE REVIEW THE ATTACHED "QUESTIONS AND ANSWERS" OR CALL 888-641-4977. We'll help you get the answers you need promptly. We appreciate your participation and prompt response in this matter and thank you for your continued support of Ivy Funds.

                                          Sincerely,

                                          /s/ Keith J. Carlson

                                          KEITH J. CARLSON
                                          Chairman of the Board

           NOTICE OF SPECIAL MEETING OF THE SHAREHOLDERS OF IVY FUND

     Notice is hereby given that a Special Meeting of the Shareholders (the "Special Meeting") of each fund listed on Appendix 1 to the attached Proxy Statement (the "Funds," each a "Fund"), all of the series of Ivy Fund (the "Trust"), will be held on May 29, 2001, at 1:00 p.m., Eastern time, at Via Mizner Financial Plaza, Suite 300, 700 South Federal Highway, Boca Raton, Florida 33432 for the following purposes:

     1. For shareholders of all of the Funds, except for Ivy Global Natural Resources Fund, to approve or disapprove a new master business management and investment advisory agreement between the Trust, on behalf of each of these Funds, and Ivy Management, Inc. ("IMI");

     2. For shareholders of Ivy Global Natural Resources Fund, to approve or disapprove a new master business management agreement between the Trust, on behalf of the Fund, and IMI;

     3. For shareholders of Ivy Global Natural Resources Fund, to approve or disapprove a new investment advisory agreement between the Trust, on behalf of the Fund, and Mackenzie Financial Corporation;

     4. For shareholders of Ivy European Opportunities Fund and Ivy International Small Companies Fund, to approve or disapprove a new Subadvisory Agreement between IMI and Henderson Investment Management Limited; and

     5. For shareholders of Ivy Cundill Value Fund, to approve or disapprove a new Subadvisory Agreement between IMI and Peter Cundill & Associates, Inc.

     Please read the enclosed proxy statement carefully for information concerning the proposals to be placed before the Special Meeting or any adjournments or postponements thereof.

     The persons named as proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

     In the event that the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the applicable Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that proposal and will vote AGAINST any such adjournment those proxies to be voted against that proposal.

     Shareholders of record at the close of business on March 15, 2001 are entitled to notice of and to vote at the Special Meeting. You are invited to attend the Special Meeting. If you cannot do so, however, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY, AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. Any shareholder attending the Special Meeting may vote in person even though a proxy has already been returned.

                                          By order of the Board of Trustees,

                                          /s/ PAULA K. WOLFE

                                          PAULA K. WOLFE
                                          Assistant Secretary

April 4, 2001

                                    IVY FUND

                     VIA MIZNER FINANCIAL PLAZA, SUITE 300
                           700 SOUTH FEDERAL HIGHWAY
                           BOCA RATON, FLORIDA 33432

                                PROXY STATEMENT

                                 April 4, 2001

     This Proxy Statement provides you with information you should review before voting on the matters listed in the Notice of Special Meeting (each a "Proposal") for each series listed on Appendix 1 to this Proxy Statement (the "Funds," each a "Fund"), which are all of the series of Ivy Fund (the "Trust"). The Trust's Board of Trustees (the "Board," the members on which are referred to herein as the "Trustees") is soliciting your vote for a Special Meeting of Shareholders of each Fund (the "Special Meeting") to be held at Via Mizner Financial Plaza, Suite 300, 700 South Federal Highway, Boca Raton, Florida 33432, on May 29, 2001, at 1:00 p.m., Eastern time, and, if the Special Meeting is adjourned or postponed, at any adjournment or postponement of that Meeting.

SOLICITATION OF PROXIES

     The Board is soliciting votes from shareholders of a Fund only with respect to the particular Proposals that affect that Fund. The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying proxy card on or about April 4, 2001. The following table identifies the Funds entitled to vote on each Proposal.

                              PROPOSAL
FUND                           NUMBER            DESCRIPTION OF PROPOSAL
----                          --------           -----------------------
All Funds, except Ivy Global     1       to approve or disapprove a new master
Natural Resources Fund                   business management and investment
                                         advisory agreement between the Trust,
                                         on behalf of the applicable Funds, and
                                         Ivy Management, Inc. ("IMI")

Ivy Global Natural Resources     2       to approve or disapprove a new master
Fund                                     business management agreement between
                                         the Trust, on behalf of the Fund, and
                                         IMI

Ivy Global Natural Resources     3       to approve or disapprove a new
Fund                                     investment advisory agreement between
                                         the Trust, on behalf of the Fund, and
                                         Mackenzie Financial Corporation ("MFC")

Ivy European Opportunities       4       to approve or disapprove a new
Fund and Ivy International               Subadvisory Agreement between IMI and
Small Companies Fund                     Henderson Investment Management Limited
                                         ("Henderson")

                              PROPOSAL
FUND                           NUMBER            DESCRIPTION OF PROPOSAL
----                          --------           -----------------------
Ivy Cundill Value Fund           5       to approve or disapprove a new
                                         Subadvisory Agreement between IMI and
                                         Peter Cundill & Associates, Inc.
                                         ("Cundill")

     The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

SHAREHOLDER REPORTS

     Copies of the Trust's Annual Report for the fiscal year ended December 31, 2000 have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual Report. You can obtain copies of the Report, without charge, by writing to Ivy Mackenzie Distributors, Inc. ("IMDI"), Via Mizner Financial Plaza, Suite 300, 700 South Federal Highway, Boca Raton, Florida 33432, or by calling 800-456-5111.

                                GENERAL OVERVIEW

     On January 26, 2001, MFC, 150 Bloor Street West, Suite 400, Toronto, Ontario, Canada M5S3B5, the indirect parent of IMI, entered into an agreement with Investors Group Inc. ("IGI"), pursuant to which IGI made a takeover bid dated February 15, 2001 for all of the outstanding MFC shares (the "Transaction"). IMI is a wholly-owned subsidiary of Mackenzie Investment Management Inc. ("MIMI"), Via Mizner Financial Plaza, Suite 300, 700 South Federal Highway, Boca Raton, Florida 33432. MIMI is a majority-owned subsidiary of MFC.

     IGI is one of Canada's leading financial services companies offering a comprehensive package of financial products and services to individuals and corporations throughout Canada. IGI's core business is to provide personal financial planning through its network of over 3,400 highly trained Consultants. The following is a general summary of IGI's principal business operations:

- MUTUAL FUND DISTRIBUTION. IGI and its predecessors have been offering mutual funds since 1950. IGI is the largest distributor of mutual funds in Canada, currently providing a choice of 140 mutual funds, each with different investment objectives. IGI has mutual fund assets under management in excess of $45 billion (Canadian). IGI distributes these funds through its Consultants and also through Maxxum Financial Services Co. using other distribution channels such as the sales force of its affiliate, London Life Insurance Company, and through full service and discount brokers, insurance companies and other financial intermediaries.

- INSURANCE. IGI has distributed the life and health insurance products of its affiliate The Great-West Life Assurance Company and other insurance companies for a number of years. The face value of insurance in force currently exceeds $20.9 billion (Canadian).

- MORTGAGES. IGI offers residential mortgages to clients and currently has mortgages under administration with a value of in excess of $7.1 billion (Canadian).

- SECURITIES OPERATIONS. Investors Group Securities Inc. is a wholly owned subsidiary of IGI that facilitates the consolidation of a client's assets and permits IGI to offer an expanded range of brokerage products and services. Assets in the securities operations are now in excess of $2.6 billion (Canadian).

- TRUST OPERATIONS. Investors Group Trust Co. Ltd. provides guaranteed investment certificates and annuity products to clients of IGI and trustee services for registered deposit accounts of clients of Investors Group Securities Inc. and mutual funds managed by its affiliates.

     It is IGI's intention to cause the mutual fund development, investment, distribution and sales operations of MFC and IMI to continue to operate separately from those of IGI. IGI, MFC and MIMI will examine opportunities to achieve synergies and cost reductions in areas of administration and services, for the benefit of Fund shareholders. Mutual fund-related operations of IMI and MIMI are not expected to be materially affected by the Transaction. IMI does not anticipate that there will be any changes in the investment personnel primarily responsible for the management of the Funds in connection with the Transaction.

               PROPOSAL 1: APPROVAL OF MASTER BUSINESS MANAGEMENT
                   AND INVESTMENT ADVISORY AGREEMENT WITH IMI
    (For Shareholders of All Funds Except Ivy Global Natural Resources Fund)

     Shareholders of each Fund are being asked to approve a new master business management and investment advisory agreement between the Trust, on behalf of each Fund, and IMI, and a supplement to the agreement that relates to the Funds (the new master business management and investment advisory agreement and the supplement to the agreement are together referred to herein as the "New Agreement"). Approval of the New Agreement is sought so that the management of each Fund can continue uninterrupted because the former master business management and investment advisory agreement, as supplemented from time to time (the "Former Agreement"), will terminate automatically as a result of the Transaction. For purposes of this Proposal 1, references to the "Funds" or to a "Fund" do not include Ivy Global Natural Resources Fund.

     As stated above, the Transaction is expected to be consummated on or about April 18, 2001. As a result of the Transaction, MFC will become either a subsidiary of or a separate business unit within IGI. IMI will either remain an indirect majority-owned subsidiary of MFC or become a majority-owned subsidiary of IGI. The change in ownership of IMI resulting from the Transaction will be deemed under the Investment Company Act of 1940, as amended (the "1940 Act"), to be an assignment of the

Former Agreement. The Former Agreement provides for its automatic termination upon an assignment. Accordingly, the New Agreement between IMI and the Trust, on behalf of each Fund, is proposed for approval by shareholders of each Fund.

     In anticipation of the Transaction and the consequent termination of the Former Agreement, the Board approved an interim master business management and investment advisory agreement between the Trust, on behalf of each Fund, and IMI (the "Interim Agreement") for a maximum of the 150-day period following the closing of the Transaction in order to permit IMI to provide services to the Funds while shareholder approval of the New Agreement is pending. Consequently, IMI will provide services to the Funds pursuant to the Interim Agreement from the date of the closing of the Transaction. The Interim Agreement is scheduled to expire on the date that is 150 days after the closing of the Transaction, unless terminated sooner. The Interim Agreement provides that any management and advisory fees earned by IMI under the Interim Agreement shall be held in an interest-bearing escrow account and be paid upon approval of the New Agreement by shareholders of the Funds. If shareholders do not vote to approve the New Agreement, IMI shall be paid, out of the escrow account, the lesser of (a) any costs incurred in performing its duties under the Interim Agreement (plus interest earned on that amount while in escrow), or (b) the total amount in the escrow account (plus interest earned). If the New Agreement is not approved, IMI may serve as the Funds' manager and investment adviser on a temporary basis while the Board considers further action.

     The form of the New Agreement is attached as Exhibit A to this Proxy Statement and the description of its terms in this section is qualified in its entirety by reference to Exhibit A.

     Appendix 2 shows the date when each Fund commenced operations, the date the Former Agreement became effective with respect to each Fund, the date when the Former Agreement was last approved by the Board with respect to each Fund, the date to which the Former Agreement was last continued with respect to each Fund, and the date when the Former Agreement was last approved by the shareholders (or, in some cases, a Fund's sole initial shareholder) of each Fund. The Former Agreement was last submitted to shareholders (or, in some cases, to a Fund's sole shareholder) prior to its becoming effective, as required by the 1940 Act. The Former Agreement will terminate upon consummation of the Transaction and IMI will serve as interim manager and investment adviser to the Funds pursuant to the Interim Agreement from the date of that termination.

     IMI does not anticipate that the Transaction will cause any reduction in the quality of services now provided to the Funds or have any adverse effect on IMI's ability to fulfill its obligations to the Funds.

     At the March 15, 2001 meeting of the Board, the Interim Agreement and the New Agreement were approved by the Board, including the Trustees who are not interested parties to the Interim Agreement or the New Agreement or interested persons of such parties. The New Agreement, as approved by the Board, is submitted for approval by the shareholders of each Fund.

     The New Agreement must be voted upon separately by the shareholders of each Fund. If the New Agreement is approved by shareholders, it will take effect upon the later to occur of (i) the obtaining of shareholder approval of the New Agreement; or (ii) the closing of the Transaction. The New Agreement will remain in effect through September 30, 2001, and, unless earlier terminated, will continue from year to year thereafter, provided that each such continuance is approved annually with respect to each Fund (i) by the Board or by the vote of a majority of the outstanding voting securities of the particular Fund, and, in either case, (ii) by a majority of the Trustees who are not parties to the New Agreement or "interested persons" of any such party (other than as Trustees).

THE TERMS OF THE NEW AGREEMENT

     The terms of the New Agreement are the same in all material respects as those of the Former Agreement, except for the dates of execution and termination.

     Under the New Agreement, IMI provides continuing business management and investment advisory services with respect to each Fund.

     The New Agreement provides that IMI will make investments for the account of each Fund in accordance with IMI's best judgment and within the investment objectives and restrictions set forth in the prospectuses applicable to the Funds, the 1940 Act and the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), relating to regulated investment companies, subject to policy decisions adopted by the Board. IMI will determine the securities to be purchased or sold by each Fund and will place orders pursuant to its determinations with any broker or dealer who deals in such securities. IMI will also (i) comply with all reasonable requests of the Trust for information, and
(ii) provide such other services as IMI will from time to time determine to be necessary or useful to the administration of the Funds.

     On occasions when IMI deems the purchase or sale of a security to be in the best interest of a Fund as well as other customers, the New Agreement permits IMI, to the extent permitted by applicable law, to aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. IMI also may purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by IMI in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund involved and to such other customers.

     The New Agreement also provides that IMI will supervise the Funds' business and affairs and will provide such services reasonably necessary for the operation of the Funds as are not provided by employees or other agents engaged by the Funds; provided, that IMI will not have any obligation to provide under the New Agreement any direct or indirect services to the Funds' shareholders, any services related to the distribution of the Funds' shares, or any other services which are the subject of a separate agreement or arrangement between the Funds and IMI. Subject to the foregoing, in providing business management services under the New Agreement, IMI will, at its expense: (1) coordinate with the Funds' custodian and monitor the services it provides to the Funds; (2) coordinate with and monitor any other third parties furnishing services to the Funds; (3) provide the Funds with the necessary office space, telephones and other communications facilities as are adequate for the Funds' needs; (4) provide the services of individuals competent to perform administrative and clerical functions that are not performed by employees or other agents engaged by the Funds or by IMI acting in some other capacity pursuant to a separate agreement or arrangement with the Funds; (5) maintain or supervise the maintenance by third parties of such books and records of the Trust as may be required by applicable federal or state law; (6) authorize and permit IMI's directors, officers and employees who may be elected or appointed as trustees or officers of the Trust to serve in such capacities; and (7) take such other action with respect to the Trust, after approval by the Trust, as may be required by applicable law. The New Agreement also permits IMI to retain third parties to provide the foregoing services to the Trust, at IMI's own cost and expense.

     The New Agreement provides that, except as provided in the sections of the New Agreement related to the provision of business management services, or as provided in any separate agreement between the Funds and IMI, the Trust will be responsible for all of its expenses and liabilities, including: (1) the fees and expenses of the Trustees who are not parties to the New Agreement or "interested persons" (as defined in the 1940 Act) of any such party; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with IMI; (3) interest expenses; (4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the Securities and Exchange Commission (the "SEC") and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's custodian and transfer agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; and (13) fees and expenses of membership in industry organizations.

     Pursuant to the New Agreement, IMI will give the Trust the benefit of IMI's best judgment and efforts in rendering business management and investment advisory services. The New Agreement states that IMI will not be liable under the New Agreement for any mistake in judgment or in any other event whatsoever except for lack of good faith. The New Agreement also states, however, that nothing in the New Agreement will be deemed to protect or purport to protect IMI against any liability to the Trust or its shareholders to which IMI would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of IMI's duties under the New

Agreement, or by reason of IMI's reckless disregard of its obligations and duties under the New Agreement.

     The New Agreement provides that for IMI's provision of business and management services, each Fund pays IMI a monthly fee on the first business day of each month based on the average daily value of the net assets of the Fund during the preceding month at the annual rates set forth in Appendix 3 to this Proxy Statement. The fee rate payable by each Fund pursuant to the New Agreement is the same as that Fund's rate payable under the Former Agreement.

     The New Agreement also provides that it will continue in effect only if its continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by the entire Board, and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the Independent Trustees (as defined under "Evaluation by the Board: The Interim Agreement and the New Agreement" below). The New Agreement also provides that it may be terminated with respect to a Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the entire Board on sixty (60) days' written notice to IMI, or by IMI on sixty (60) days' written notice to the Trust. The New Agreement provides that it will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     Under the New Agreement, subject to a Fund's obtaining any initial and periodic approvals that are required under Section 15 of the 1940 Act, IMI may retain a sub-adviser with respect to that Fund, at IMI's own cost and expense.

     The New Agreement further provides that nothing contained in the New Agreement will limit the freedom of IMI or any affiliated person of IMI to render investment supervisory and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

     Finally, the New Agreement provides that it will be construed in accordance with the laws of the State of Florida, provided that nothing in the New Agreement will be construed in a manner inconsistent with the 1940 Act, and that the obligations of the Trust are not personally binding upon, nor will resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Trust, but only the Trust's property will be bound.

INFORMATION ABOUT IMI

     IMI, a Massachusetts corporation, is a wholly-owned subsidiary of MIMI. IMI is an SEC-registered investment adviser that provides investment advisory services to the Trust and provides sub-advisory services to twenty-two mutual funds sold only in Canada and managed by MFC. In addition, IMI separately manages international equity accounts for an investment partnership.

     MIMI, a corporation incorporated under the laws of the State of Delaware on April 17, 1985, has approximately 15% of its outstanding common stock listed for trading on the Toronto Stock Exchange (the "TSE"). MIMI is a majority-owned subsidiary of MFC, a Toronto-based investment counsel and mutual fund management company founded in 1967. Please see "Information About MFC" under Proposal 3 below for a description of MFC, IGI and certain of IGI's affiliates.

     Please refer to Appendix 4 to this Proxy Statement for information regarding the principal executive officers and directors of IMI and those individuals serving as officers of the Trust and/or Trustees that are also officers, directors or employees of IMI.

     Appendix 5 sets forth the amount of fees that have been paid by each Fund to IMI under the Former Agreement during the fiscal year ended December 31, 2000. IMI does not provide business management and investment advisory services to any other investment companies with investment objectives similar to those of the Funds.

EVALUATION BY THE BOARD

  The Interim Agreement and the New Agreement

     In determining whether to approve the Interim Agreement and the New Agreement, the Board, including the Trustees who are not interested persons of IMI, MFC, Henderson or Cundill (the "Independent Trustees"), considered various materials and representations provided by IMI and IGI and met with senior representatives of IMI, MFC and IGI. The Independent Trustees were advised by independent legal counsel throughout this process. The Board met on March 2-3, 2001 and March 15, 2001 to review and consider, among other things, information relating to the Interim Agreement and the New Agreement.

     In preparing for the meetings, the Board was provided with a variety of information about IGI, the Transaction, IMI and MFC. The Board received a summary of the agreement governing the Transaction and copies of IGI's most recent financial statements, the Former Agreement, the Interim Agreement and the New Agreement. The Board also reviewed information concerning: (1) IGI's organizational structure and senior personnel; (2) IGI's operations and, in particular, its mutual fund advisory and distribution activities; (3) the personnel, operations and financial condition, and investment management capabilities, methodologies, and performance of IMI as investment adviser and manager to the Funds; and (4) the services provided by IMDI as principal underwriter to the Funds and MIMI as administrator to the Funds, including the fees received by IMDI for such distribution/shareholder services and MIMI for such administrative services. At the meetings, the Board was informed that (1) IMI, MFC and IGI do not expect Fund operations to be materially affected by the Transaction and that no such entity expects there to be changes in the investment personnel primarily responsible for the management of the Funds in connection with the Transaction; (2) the senior management personnel responsible for the management of IMI and MFC are expected to continue to be responsible for the management of IMI and MFC, respectively; (3) the compensation to be received by IMI under each of the Interim Agreement and the New

Agreement is the same as the compensation paid under the Former Agreement; (4) MFC and IGI will each use its reasonable best efforts to ensure that an "unfair burden" (as defined in the 1940 Act) is not imposed on the Funds as a result of the Transaction; (5) IMI has agreed not to increase its management fees or other fees payable to affiliated service providers for a period of two years following the closing date of the Transaction; and (6) IMI intends to maintain any expense limitations currently in effect for the period contemplated by the applicable provision. In the course of their deliberations, the Trustees considered, in addition to the above information and representations, (1) the commonality of the terms and provisions of the Interim Agreement, the New Agreement and the Former Agreement; (2) IGI's general reputation and its commitment to the advisory business; (3) the potential for economies of scale to be achieved in light of existing IGI businesses; (4) the nature and quality of the services rendered by IMI under the Former Agreement; and (5) the advantages to each Fund of maintaining IMI as the Fund's investment adviser and manager. In addition, the Board reviewed the amount of the compensation payable to IMI under the Interim Agreement and the New Agreement.

     Based upon the foregoing information and considerations, the Board determined that the Interim Agreement and the New Agreement are both in the best interests of each Fund and its shareholders. Accordingly, the Trustees, including the Independent Trustees, voted to approve the Interim Agreement and the New Agreement for each Fund and to submit the New Agreement to shareholders for approval.

     If the shareholders of a Fund should fail to approve the New Agreement, the Board shall meet to consider appropriate action for that Fund, consistent with its fiduciary duties to the Funds. Such actions may include obtaining for the Funds interim business management and investment advisory services at cost or at the current fee rate either from IMI or from another advisory organization. Thereafter, the Board would either negotiate a new master business management and investment advisory agreement with an advisory organization selected by the Board or make other appropriate arrangements. If the Transaction does not close, the Former Agreement will remain in effect.

VOTE REQUIRED

     Shareholders of each Fund must separately approve the New Agreement. Approval of this Proposal 1 by a Fund requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

     The Board recommends that shareholders vote "FOR" this Proposal 1.

                    PROPOSAL 2: APPROVAL OF MASTER BUSINESS
                         MANAGEMENT AGREEMENT WITH IMI
          (For Shareholders of Ivy Global Natural Resources Fund Only)

     Shareholders of Ivy Global Natural Resources Fund are being asked to approve a new master business management agreement between the Trust, on behalf of the Fund, and IMI (the "New Management Agreement"). Approval of the New Management Agreement is sought so that the management of the Fund can continue uninterrupted because the former master business management agreement (the "Former Management Agreement") will terminate automatically as a result of the Transaction. For purposes of this Proposal 2, references to the "Fund" refer only to Ivy Global Natural Resources Fund.

     As stated above, as a result of the Transaction, MFC will become either a subsidiary of or a separate business unit within IGI. The change in ownership of IMI resulting from the Transaction will be deemed under the 1940 Act to be an assignment of the Former Management Agreement. The Former Management Agreement provides for its automatic termination upon an assignment. Accordingly, the New Management Agreement between IMI and the Trust, on behalf of the Fund, is proposed for approval by shareholders of the Fund.

     In anticipation of the Transaction and the consequent termination of the Former Management Agreement, the Board approved an interim master business management agreement between the Trust, on behalf of the Fund, and IMI (the "Interim Management Agreement") for a maximum of the 150-day period following the closing of the Transaction in order to permit IMI to provide services to the Fund while shareholder approval of the New Management Agreement is pending. Consequently, IMI will provide services to the Fund pursuant to the Interim Management Agreement from the date of the closing of the Transaction, unless terminated sooner. The Interim Management Agreement is scheduled to expire on the date that is 150 days after the closing of the Transaction. The Interim Management Agreement provides that any management fees earned by IMI under the Interim Management Agreement shall be held in an interest-bearing escrow account and be paid upon approval of the New Management Agreement by shareholders of the Fund. If shareholders do not vote to approve the New Management Agreement, IMI shall be paid, out of the escrow account, the lesser of (a) any costs incurred in performing its duties under the Interim Management Agreement (plus interest earned on that amount while in escrow), or (b) the total amount in the escrow account (plus interest earned). If the New Management Agreement is not approved, IMI may serve as the Fund's manager on a temporary basis while the Board considers further action.

     The form of the New Management Agreement is attached as Exhibit B to this Proxy Statement and the description of its terms in this section is qualified in its entirety by reference to Exhibit B.

     The Fund commenced operations on January 1, 1997. The Former Management Agreement dated December 31, 1994, as supplemented December 31, 1996, was last approved by the Board on August 24, 2000 and was last continued to August 24, 2001. The Former Management Agreement was last approved by the sole shareholder of the Fund on December 31, 1996, prior to its becoming effective, as required by the 1940 Act. The Former Management Agreement will terminate upon consummation of the Transaction and IMI will serve as interim manager to the Fund pursuant to the Interim Management Agreement from the date of that termination.

     IMI does not anticipate that the Transaction will cause any reduction in the quality of services now provided to the Fund or have any adverse effect on IMI's ability to fulfill its obligations to the Fund.

     At the March 15, 2001 meeting of the Board, the Interim Management Agreement and the New Management Agreement were approved by the Board, including the Trustees who are not interested parties to the Interim Management Agreement or the New Management Agreement or interested persons of such parties. The New Management Agreement, as approved by the Board, is submitted for approval by the shareholders of the Fund.

     The New Management Agreement must be voted upon separately by shareholders of the Fund. If the New Management Agreement is approved by shareholders of the Fund, it will take effect upon the later to occur of (i) the obtaining of shareholder approval of the New Management Agreement; or (ii) the closing of the Transaction. The New Management Agreement will remain in effect through September 30, 2001, and, unless earlier terminated, will continue from year to year thereafter, provided that each such continuance is approved annually with respect to the Fund (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trustees who are not parties to the New Management Agreement or "interested persons" of any such party (other than as Trustees).

THE TERMS OF THE NEW MANAGEMENT AGREEMENT

     The terms of the New Management Agreement are the same in all material respects as those of the Former Management Agreement, except for the dates of execution and termination.

     Under the New Management Agreement, IMI provides continuing business management services to the Fund.

     The New Management Agreement provides that IMI will supervise the Fund's business and affairs and will provide such services reasonably necessary for the operation of the Fund as are not provided by employees or other agents engaged by the Fund; provided, that IMI will not have any obligation to provide under the New Management Agreement any direct or indirect services to the Fund's shareholders, any services related to the distribution of the Fund's shares, or any other services which are the subject of a separate agreement or arrangement between the Fund and IMI. Subject to the foregoing, in providing business management services under the New Management Agreement, IMI will, at its expense: (1) review the activities of the Fund's investment adviser to ensure that the Fund is operated in compliance with the Fund's investment objective and policies and the 1940 Act; (2) coordinate with the Fund's custodian and transfer agent and monitor the services they provide to the Fund; (3) coordinate with and monitor any other third parties furnishing services to the Fund; (4) provide the Fund with the necessary office space, telephones and other communications facilities as are adequate for the Fund's needs; (5) provide the services of individuals competent to perform administrative and clerical functions that are not performed by employees or other agents engaged by the Fund or by IMI acting in some other capacity pursuant to a separate agreement or arrangement with the Fund; (6) maintain or supervise the maintenance by third parties of such books and records of the Trust as may be required by applicable federal or state law; (7) authorize and permit IMI's directors, officers and employees who may be elected or appointed as trustees or officers of the Trust to serve in such capacities; and (8) take such other action with respect to the Trust, after approval by the Trust, as may be required by applicable law. The New Management Agreement also permits IMI to retain third parties to provide the foregoing services to the Trust, at IMI's own cost and expense.

     The New Management Agreement provides that, except as provided in the sections of the New Management Agreement related to the provision of business management services, or as provided in any separate agreement between the Fund and IMI, the Trust will be responsible for all of its expenses and liabilities, including: (1) the fees and expenses of the Trustees who are not parties to the New Management Agreement or "interested persons" (as defined in the 1940 Act) of any such party; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with IMI; (3) interest expenses; (4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's custodian and transfer agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; and (13) fees and expenses of membership in industry organizations.

     Pursuant to the New Management Agreement, IMI will give the Trust the benefit of IMI's best judgment and efforts in rendering business management services. The New Management Agreement states that IMI will not be liable under the New Management Agreement for any mistake in judgment or in any other event whatsoever except for lack of good faith. The New Management Agreement also states, however, that nothing in the New Management Agreement will be deemed to protect or purport to protect IMI against any liability to the Trust or its shareholders to which IMI would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of IMI's duties under the New Management Agreement, or by reason of IMI's reckless disregard of its obligations and duties under the New Management Agreement.

     The New Management Agreement provides that for IMI's provision of business management services, the Fund pays IMI a monthly fee on the first business day of each month, at the annual rate of 0.50% of the average daily value of the net assets of the Fund during the preceding month. The fee rate payable by the Fund pursuant to the New Management Agreement is the same as the Fund's rate payable under the Former Management Agreement.

     The New Management Agreement also provides that it will continue in effect only if its continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the entire Board, and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the Independent Trustees. The New Management Agreement also provides that it may be terminated with respect to the Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of majority of the entire Board on sixty (60) days' written notice to IMI, or by IMI on sixty (60) days' written notice to the Trust. The New Management Agreement provides that it will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The New Management Agreement further provides that nothing contained in the New Management Agreement will limit the freedom of IMI or any affiliated person of IMI to render investment supervisory and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

     Finally, the New Management Agreement provides that it will be construed in accordance with the laws of the State of Florida, provided that nothing in the New Management Agreement will be construed in a manner inconsistent with the 1940 Act, and that the obligations of the Trust are not personally binding upon, nor will resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Trust, but only the Trust's property will be bound.

INFORMATION ABOUT IMI

     Please see "Information about IMI" under Proposal 1 above for a description of IMI. During the fiscal year ended December 31, 2000, the Fund paid management fees to IMI in the amount of $42,385. IMI does not act as manager with respect to any other investment companies with investment objectives similar to that of the Fund.

EVALUATION BY THE BOARD

  The Interim Management Agreement and the New Management Agreement

     In determining whether to approve the Interim Management Agreement and the New Management Agreement, the Board, including the Independent Trustees, considered various materials and representations provided by IMI and IGI and met with senior representatives of IMI, MFC and IGI. The Independent Trustees were advised by independent legal counsel throughout this process. The Board met on March 2-3, 2001 and March 15, 2001 to review and consider, among other things, information relating to the Interim Management Agreement and the New Management Agreement.

     In preparing for the meetings, the Board was provided with a variety of information about IGI, the Transaction, IMI and MFC. The Board received a summary of the agreement governing the Transaction and copies of IGI's most recent financial statements, the Former Management Agreement, the Interim Management Agreement and the New Management Agreement. The Board also reviewed information concerning: (1) IGI's organizational structure and senior personnel;
(2) IGI's operations and, in particular, its mutual fund advisory and distribution activities; (3) the personnel, operations and financial condition, and capabilities and performance of IMI as manager to the Fund; and (4) the services provided by IMDI as principal underwriter to the Fund and MIMI as administrator to the Fund, including the fees received by IMDI for such distribution/shareholder services and MIMI for such administrative services. At the meetings, the Board was informed that (1) IMI, MFC and IGI do not expect Fund operations to be materially affected by the Transaction and that no such entity expects there to be changes in the personnel primarily responsible for the management of the Fund in connection with the Transaction; (2) the senior management personnel responsible for the management of IMI and MFC are expected to continue to be responsible for the management of IMI and MFC, respectively;
(3) the compensation to be received by IMI under each of the Interim Management Agreement and the New Management Agreement is the same as the compensation paid under the Former Management Agreement; (4) MFC and IGI will each use its reasonable best efforts to ensure that an "unfair burden" (as defined in the 1940 Act) is not imposed on the Fund as a result of the Transaction; (5) IMI has agreed not to increase its management fees or other fees payable to affiliated service providers for a period of two years following the closing date of the Transaction; and (6) IMI intends to maintain any expense limitations currently in effect for the period contemplated by the applicable provision. In the course of their deliberations, the Trustees considered, in addition to the above information and representations, (1) the commonality of the terms and provisions of the Interim Management Agreement, the New Management Agreement and the Former Management Agreement; (2) IGI's general reputation and its commitment to the advisory business; (3) the potential for economies of scale to be achieved in light of existing IGI businesses; (4) the nature and quality of the services rendered by IMI under the Former Management Agreement; and (5) the advantages to the Fund of maintaining IMI as the Fund's manager. In addition, the Board reviewed the amount of the compensation payable to IMI under the Interim Management Agreement and the New Management Agreement.

     Based upon the foregoing information and considerations, the Board determined that the Interim Management Agreement and the New Management Agreement are both in the best interests of the Fund and its shareholders. Accordingly, the Trustees, including the Independent Trustees, voted to approve the Interim Management Agreement and the New Management Agreement for the Fund and to submit the New Management Agreement to shareholders for approval.

     If the shareholders of the Fund should fail to approve the New Management Agreement, the Board shall meet to consider appropriate action for the Fund, consistent with its fiduciary duties to the Fund. Such actions may include obtaining for the Fund interim business management services at cost or at the current fee rate either from IMI or from another advisory organization. Thereafter, the Board would either negotiate a new master business management agreement for the Fund with a management organization selected by the Board or make other appropriate arrangements. If the Transaction does not close, the Former Management Agreement will remain in effect.

VOTE REQUIRED

     Approval of this Proposal 2 requires an affirmative vote of the lesser of
(i) 67% or more of the Fund's shares present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

     The Board recommends that shareholders of the Fund vote "FOR" this Proposal 2.

                  PROPOSAL 3: APPROVAL OF INVESTMENT ADVISORY
                               AGREEMENT WITH MFC
          (For Shareholders of Ivy Global Natural Resources Fund Only)

     Shareholders of Ivy Global Natural Resources Fund are being asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and MFC (the "New Advisory Agreement"). Approval of the New Advisory Agreement is sought so that the management of the Fund can continue uninterrupted because the former investment advisory agreement and related supplement (the "Former Advisory Agreement") will terminate automatically as a result of the Transaction. For purposes of this Proposal 3, references to the "Fund" refer only to Ivy Global Natural Resources Fund.

     As stated above, as a result of the Transaction, MFC will become either a subsidiary of or a separate business unit within IGI. The change in ownership of MFC resulting from the Transaction will be deemed under the 1940 Act to be an assignment of the Former Advisory Agreement. The Former Advisory Agreement provides for its automatic termination upon an assignment. Accordingly, the New Advisory Agreement between MFC and the Trust, on behalf of the Fund, is proposed for approval by shareholders of the Fund.

     In anticipation of the Transaction and the consequent termination of the Former Advisory Agreement, the Board approved an interim investment advisory agreement between the Trust, on behalf of the Fund, and MFC (the "Interim Advisory Agreement") for a maximum of the 150-day period following the closing of the Transaction in order to permit MFC to provide services to the Fund while shareholder approval of the New Advisory Agreement is pending. Consequently, MFC will provide services to the Fund pursuant to the Interim Advisory Agreement from the date of the closing of the Transaction. The Interim Advisory Agreement is scheduled to expire on the date that is 150 days after the closing of the Transaction, unless terminated sooner. The Interim

Advisory Agreement provides that any advisory fees earned by MFC under the Interim Advisory Agreement shall be held in an interest-bearing escrow account and be paid upon approval of the New Advisory Agreement by shareholders of the Fund. If shareholders do not vote to approve the New Advisory Agreement, MFC shall be paid, out of the escrow account, the lesser of (a) any costs incurred in performing its duties under the Interim Advisory Agreement (plus interest earned on that amount while in escrow), or (b) the total amount in the escrow account (plus interest earned). If the New Advisory Agreement is not approved, MFC may serve as the Fund's investment adviser on a temporary basis while the Board considers further action.

     The form of the New Advisory Agreement is attached as Exhibit C to this Proxy Statement and the description of its terms in this section is qualified in its entirety by reference to Exhibit C.

     The Former Advisory Agreement dated December 31, 1994, as supplemented December 31, 1996, was last approved by the Board on August 24, 2000 and was last continued to August 24, 2001. The Former Advisory Agreement was last approved by the sole shareholder of the Fund on December 31, 1996, prior to its becoming effective, as required by the 1940 Act. The Former Advisory Agreement will terminate upon consummation of the Transaction and MFC will serve as interim investment advisor to the Fund pursuant to the Interim Advisory Agreement from the date of that termination.

     IMI does not anticipate that the Transaction will cause any reduction in the quality of services now provided to the Fund or have any adverse effect on MFC's ability to fulfill its obligations to the Fund.

     At the March 15, 2001 meeting of the Board, the Interim Advisory Agreement and the New Advisory Agreement were approved by the Board, including the Trustees who are not interested parties to the Interim Advisory Agreement or the New Advisory Agreement or interested persons of such parties. The New Advisory Agreement, as approved by the Board, is submitted for approval by the shareholders of the Fund.

     The New Advisory Agreement must be voted upon separately by shareholders of the Fund. If the New Advisory Agreement is approved by shareholders, it will take effect upon the later to occur of (i) the obtaining of shareholder approval of the New Advisory Agreement; or (ii) the closing of the Transaction. The New Advisory Agreement will remain in effect through September 30, 2001, and, unless earlier terminated, will continue from year to year thereafter, provided that each such continuance is approved annually with respect to the Fund (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trustees who are not parties to the New Advisory Agreement or "interested persons" of any such party (other than as Trustees).

THE TERMS OF THE NEW ADVISORY AGREEMENT

     The terms of the New Advisory Agreement are the same in all material respects as those of the Former Advisory Agreement, except for the dates of execution and termination.

     Under the New Advisory Agreement, MFC provides continuing investment advisory services with respect to the Fund.

     The New Advisory Agreement provides that MFC will make investments for the account of the Fund in accordance with MFC's best judgment and within the investment objectives and restrictions set forth in the prospectus applicable to the Fund, the 1940 Act and the provisions of the Code relating to regulated investment companies, subject to policy decisions adopted by the Board. MFC will determine the securities to be purchased or sold by the Fund and will place orders pursuant to its determinations with any broker or dealer who deals in such securities. MFC will also (i) comply with all reasonable requests of the Trust for information, and (ii) provide such other services as MFC will from time to time determine to be necessary or useful to the administration of the Fund.

     On occasions when MFC deems the purchase or sale of a security to be in the best interest of the Fund as well as other customers, the New Advisory Agreement permits MFC, to the extent permitted by applicable law, to aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. MFC also may purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by MFC in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

     The New Advisory Agreement provides that MFC will, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under the New Advisory Agreement and
(ii) provide all services, equipment and facilities necessary to perform its obligations under the New Advisory Agreement. The New Advisory Agreement also provides that the Trust will be responsible for all of its expenses and liabilities, including: (1) the fees and expenses of the Trustees who are not parties to the New Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with IMI or MFC; (3) interest expenses; (4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's custodian and transfer agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses;
(13) fees and expenses of membership in industry organizations; and (14) expenses of qualification of the Trust as a foreign corporation authorized to do business in any jurisdiction in which IMI determines that such qualification is necessary or desirable.

     Pursuant to the New Advisory Agreement, MFC will give the Trust the benefit of MFC's best judgment and efforts in rendering investment advisory services. The New Advisory Agreement states that MFC will not be liable under the New Advisory Agreement for any mistake in judgment or in any other event whatsoever. The New Advisory Agreement also states, however, that nothing in the New Advisory Agreement will be deemed to protect or purport to protect MFC against any liability to the Trust or its shareholders to which MFC would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of MFC's duties under the New Advisory Agreement, or by reason of MFC's reckless disregard of its obligations and duties under the New Advisory Agreement.

     The New Advisory Agreement provides that in consideration of MFC's provision of investment advisory services, the Fund will pay MFC a monthly fee on the first business day of each month, at the annual rate of 0.50% of the average daily value of the net assets of the Fund during the preceding month. The fee rate payable by the Fund pursuant to the New Advisory Agreement is the same as the Fund's rate payable under the Former Advisory Agreement.

     The New Advisory Agreement also provides that it will continue in effect only if its continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the entire Board, and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the Independent Trustees. The New Advisory Agreement also provides that it may be terminated with respect to the Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of majority of the entire Board on sixty (60) days' written notice to MFC, or by MFC on sixty (60) days' written notice to the Trust. The New Advisory Agreement provides that it will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     Finally, the New Advisory Agreement provides that it will be construed in accordance with the laws of the State of Florida, provided that nothing in the New Advisory Agreement will be construed in a manner inconsistent with the 1940 Act, and that the obligations of the Trust are not personally binding upon, nor will resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Trust, but only the Trust's property will be bound.

INFORMATION ABOUT MFC

     MFC is a Toronto-based investment counsel and mutual fund management company founded in 1967. MFC was incorporated under the laws of the Province of Ontario under the name Mackenzie Fund Sales Inc. on February 15, 1971. MFC is a public corporation organized under the laws of Ontario whose shares are listed for trading on the TSE and quoted on The NASDAQ Stock Market. It is anticipated that, as of the closing date of the Transaction, IGI will acquire control of MFC. In Canada, MFC's core business activity is the marketing and management of approximately 120 public mutual funds comprising the Capital Class, Cundill, Industrial, Ivy, Universal, Mackenzie and Keystone fund families. MFC also provides management services to private individuals and institutional accounts and provides trust and administrative services in Canada through the MRS Group of Companies ("MRS"). Through its subsidiaries M.R.S. Trust Company, Multiple Retirement Services Inc. and M.R.S. Securities Services Inc., MRS collectively provides trade execution and settlement services for mutual fund and other securities transactions, trustee services, offers a wide variety of deposit and lending products (high yield deposit accounts, mortgages, investment loans, and RSP contribution loans), and promotes and distributes the Keystone mutual funds as part of its Keystone strategic asset allocation service. In total, MFC's investment management assets under management exceeded $32.3 billion (Canadian) as of January 31, 2001. Mackenzie funds are sold through more than 30,000 independent financial advisers across Canada.

     IGI was incorporated under the Canada Business Corporations Act on August 3, 1978. IGI is a subsidiary of Power Financial Corporation and its registered and principal office is located at One Canada Centre, 447 Portage Avenue, Winnipeg, Manitoba, R3C 3B6. Shares of IGI are listed and posted for trading on the TSE. IGI is one of Canada's leading financial services companies offering a comprehensive package of financial products and services to individuals and corporations throughout Canada. IGI's core business is to provide personal financial planning through its network of over 3,400 highly trained Consultants. As of January 31, 2001, IGI assets totaled more than $45 billion (Canadian).

     As of January 31, 2001, Power Financial Corporation, a subsidiary of Power Corporation of Canada ("Power Corporation") owned 67.9% of the outstanding shares of IGI. Mr. Paul Desmarais, a director of IGI, is the Chairman of the Executive Committee of Power Corporation and with associates has voting control of Power Corporation.

     Please refer to Appendix 4 to this Proxy Statement for information regarding the principal executive officers and directors of MFC and those individuals serving as officers of the Trust and/or Trustees that are also officers, directors or employees of MFC. MFC is registered with the SEC as an investment adviser. During the fiscal year ended December 31, 2000, the Fund paid investment advisory fees to MFC in the amount of $42,385. MFC does not act as adviser with respect to any other investment companies with investment objectives similar to that of the Fund.

EVALUATION BY THE BOARD

  The Interim Advisory Agreement and the New Advisory Agreement

     In determining whether to approve the Interim Advisory Agreement and the New Advisory Agreement, the Board, including the Independent Trustees, considered various materials and representations provided by MFC and IGI and met with senior representatives of MFC and a senior representative of IGI. The Independent Trustees were advised by independent legal counsel throughout this process. The Board met on March 2-3, 2001 and March 15, 2001 to review and consider, among other things, information relating to the Interim Advisory Agreement.

     In preparing for the meetings, the Board was provided with a variety of information about IGI, the Transaction, IMI and MFC. The Board received a summary of the agreement governing the Transaction and copies of IGI's most recent financial statements, the Former Advisory Agreement, the Interim Advisory Agreement and the New Advisory Agreement. The Board also reviewed information concerning: (1) IGI's organizational structure and senior personnel; (2) IGI's operations and, in particular, its mutual fund advisory and distribution activities; and (3) the personnel, operations and financial condition, and investment management capabilities, methodologies, and performance of MFC as investment adviser to the Fund. At the meetings, the Board was informed that (1) IMI, MFC and IGI do not expect Fund operations to be materially affected by the Transaction and that no such entity expects there to be changes in the investment personnel primarily responsible for the management of the Fund in connection with the Transaction; (2) the senior management personnel responsible for the management of IMI and MFC are expected to continue to be responsible for the management of IMI and MFC, respectively; (3) the compensation to be received by MFC under each of the Interim Advisory Agreement and the New Advisory Agreement is the same as the compensation paid under the Former Advisory Agreement; (4) MFC and IGI will each use its reasonable best efforts to ensure that an "unfair burden" (as defined in the 1940 Act) is not imposed on the Fund as a result of the Transaction; and (5) MFC intends to maintain any expense limitations currently in effect for the period contemplated by the applicable provision. In the course of their deliberations, the Trustees considered, in addition to the above information and representations, (1) the commonality of the terms and provisions of the Interim Advisory Agreement, the New Advisory Agreement and the Former Advisory Agreement; (2) IGI's general reputation and its commitment to the advisory business; (3) the potential for economies of scale to be achieved in light of existing IGI businesses; (4) the nature and quality of the services rendered by MFC under the Former Advisory Agreement; and
(5) the advantages to the Fund of maintaining MFC as the Fund's investment adviser. In addition, the Board reviewed the amount of the compensation payable to MFC under the Interim Advisory Agreement and the New Advisory Agreement.

     Based upon the foregoing information and considerations, the Board determined that the Interim Advisory Agreement and the New Advisory Agreement are both in the best interests of the Fund and its shareholders. Accordingly, the Trustees, including the Independent Trustees, voted to approve the Interim Advisory Agreement and the New Advisory Agreement for the Fund and to submit the New Advisory Agreement to shareholders for approval.

     If the shareholders of the Fund should fail to approve the New Advisory Agreement, the Board shall meet to consider appropriate action for the Fund, consistent with its fiduciary duties to the Fund. Such actions may include obtaining for the Fund interim investment advisory services at cost or at the current fee rate either from MFC or from another advisory organization. Thereafter, the Board would either negotiate a new investment advisory agreement with an advisory organization selected by the Board or make other appropriate arrangements. If the Transaction does not close, the Former Advisory Agreement will remain in effect.

VOTE REQUIRED

     Approval of this Proposal 3 requires an affirmative vote of the lesser of
(i) 67% or more of the Fund's shares present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

     The Board recommends that shareholders vote "FOR" this Proposal 3.

                      PROPOSAL 4: APPROVAL OF SUBADVISORY
                            AGREEMENT WITH HENDERSON
              (For Shareholders of Ivy European Opportunities Fund
                and Ivy International Small Companies Fund Only)

     Shareholders of Ivy European Opportunities Fund and Ivy International Small Companies Fund are being asked to approve a new subadvisory agreement relating to the Funds between IMI and Henderson (the "New Henderson Agreement"). Approval of the New Henderson Agreement is sought so that the management of each Fund can continue uninterrupted because the former subadvisory agreement relating to the Funds between IMI and Henderson (the "Former Henderson Agreement") will terminate automatically as a result of the Transaction. For purposes of this Proposal 4, references to the "Funds" or to a "Fund" refer to Ivy European Opportunities Fund and Ivy International Small Companies Fund only.

     While the Board is seeking shareholder approval of the New Henderson Agreement, the New Henderson Agreement does not restrict the Board's ability to terminate or replace Henderson as the subadviser for either Fund at any time in the future, subject to any shareholder approval that may be required.

     As stated above, as a result of the Transaction, MFC will become either a subsidiary of or a separate business unit within IGI. The change in ownership of IMI resulting from the Transaction will be deemed under the 1940 Act to be an assignment of the Former Henderson Agreement. The Former Henderson Agreement provides for its automatic termination upon an assignment. Accordingly, the New Henderson Agreement between IMI and Henderson is proposed for approval by shareholders of each Fund.

     In anticipation of the Transaction and the consequent termination of the Former Henderson Agreement, the Board approved an interim subadvisory agreement between IMI and Henderson (the "Interim Henderson Agreement") for a maximum of the 150-day period following the closing of the Transaction in order to permit Henderson to provide services to the Funds while shareholder approval of the New Henderson Agreement is pending. Consequently, Henderson will provide services to the Funds pursuant to the Interim Henderson Agreement from the date of the closing of the Transaction. The Interim Henderson Agreement is scheduled to expire on the date that is 150 days after the closing of the Transaction, unless terminated sooner. The Interim Henderson Agreement provides that any subadvisory fees earned by Henderson under the Interim Henderson Agreement shall be held in an interest-bearing escrow account and be paid upon approval of the New Henderson Agreement by shareholders of the Funds. If shareholders do not vote to approve the New Henderson Agreement, Henderson shall be paid, out of the escrow account, the lesser of (a) any costs incurred in performing its duties under the Interim Henderson Agreement (plus interest earned on that amount while in escrow), or
(b) the total amount in the escrow account (plus interest earned). If the New Henderson Agreement is not approved, Henderson may serve as the subadviser with respect to the Funds on a temporary basis while the Board considers further action.

     The form of the New Henderson Agreement is attached as Exhibit D to this Proxy Statement and the description of its terms in this section is qualified in its entirety by reference to Exhibit D.

     Appendix 2 shows the date when each Fund commenced operations. The Former Henderson Agreement became applicable to each Fund on February 1, 1999. The Former Henderson Agreement was last approved by the Board with respect to each Fund on August 24, 2000, and was last continued to August 24, 2001 for each Fund. The Former Henderson Agreement was last approved by the sole initial shareholder of Ivy European Opportunities Fund on February 5, 1999, prior to its becoming effective, as required by the 1940 Act. The Former Henderson Agreement was last approved by the shareholders of Ivy International Small Companies Fund on November 6, 2000 in connection with an amendment to the Former Henderson Agreement to increase the portion of Ivy International Small Company Fund's assets managed by Henderson from 50% to 100%. The Former Henderson Agreement will terminate upon consummation of the Transaction and Henderson will serve as interim subadviser with respect to the Funds pursuant to the Interim Henderson Agreement from the date of that termination.

     IMI does not anticipate that the Transaction will cause any reduction in the quality of services now provided to the Funds or have any adverse effect on Henderson's ability to fulfill its obligations to the Funds.

     At the March 15, 2001 meeting of the Board, the Interim Henderson Agreement and the New Henderson Agreement were approved by the Board, including the Trustees who are not interested parties to the Interim Henderson Agreement or the New Henderson Agreement or interested persons of such parties. The New Henderson Agreement, as approved by the Board, is submitted for approval by the shareholders of each Fund.

     The New Henderson Agreement must be voted upon separately by the shareholders of each Fund. If the New Henderson Agreement is approved by shareholders, it will take effect upon the later to occur of (i) the obtaining of shareholder approval of the New Henderson Agreement; or (ii) the closing of the Transaction. The New Henderson

Agreement will remain in effect through September 30, 2001, and, unless earlier terminated, will continue from year to year thereafter, provided that each such continuance is approved annually with respect to each Fund (i) by the Board or by the vote of a majority of the outstanding voting securities of the particular Fund, and, in either case, (ii) by a majority of the Trustees who are not parties to the New Henderson Agreement or "interested persons" of any such party (other than as Trustees).

THE TERMS OF THE NEW HENDERSON AGREEMENT

     The terms of the New Henderson Agreement are the same in all material respects as those of the Former Henderson Agreement, except for the dates of execution and termination.

     Under the New Henderson Agreement, Henderson will serve IMI as investment subadviser with respect to each Fund.

     The New Henderson Agreement provides that Henderson will develop, recommend and implement investment programs and strategies for each Fund as may from time to time be most appropriate to the achievement of the Fund's investment objectives; provide research and analysis relative to the investment program and investments of each Fund; determine what securities should be purchased and sold; and monitor on a continuing basis the performance of each Fund's portfolio securities. Henderson will provide the foregoing services in accordance with its best judgment and subject to the stated investment objectives, policies and restrictions of each Fund in accordance with the Trust's Declaration of Trust, as amended, and By-laws governing the offering of its shares, the 1940 Act and the provisions of the Code relating to regulated investment companies, and subject to such resolutions as from time to time may be adopted by the Board. Henderson will pay all of its expenses arising from the performance of the obligations listed in the first section of the New Henderson Agreement.

     Pursuant to the New Henderson Agreement, Henderson will determine the securities to be purchased or sold with respect to the portion of each Fund's portfolio assets being managed by it, and will purchase securities from or through and sell securities to or through such persons, brokers or dealers as Henderson deems appropriate in order to carry out the policy with respect to allocation of portfolio transactions as set forth in the prospectus and statement of additional information of the Fund or as the Board may direct from time to time. In providing each Fund with investment management and supervision, Henderson will seek the most favorable price and execution, and, consistent with such policy, may give consideration to the research services furnished by brokers or dealers to Henderson for its use and to such other considerations as the Board may direct or authorize from time to time.

     The New Henderson Agreement provides that Henderson will furnish IMI monthly, quarterly and annual reports concerning transactions and performance of each Fund. In addition, Henderson will maintain for the Trust the records the Trust is required to maintain under Rule 31a-1(b) under the 1940 Act insofar as such records relate to the investment affairs of a Fund and will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for the Trust.

     Furthermore, the New Henderson Agreement provides that Henderson will: (i) comply with all reasonable requests of the Trust for information, including information required in connection with the Trust's filings with the SEC and state securities commissions; and (ii) provide such other services as Henderson shall from time to time determine to be necessary or useful to the administration of each Fund.

     Under the New Henderson Agreement, on each business day, Henderson will provide each Fund's custodian with information relating to all transactions concerning the Fund's assets and will provide IMI with the same information upon IMI's request. Henderson will also review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the securities held in a Fund's portfolio. In addition, Henderson will provide to IMI certain documents relating to its services under the New Henderson Agreement and such other documents relating to such services as IMI may reasonably request on a periodic basis. Henderson will also promptly notify IMI of any financial condition that is likely to impair Henderson's ability to fulfill its commitment under the New Henderson Agreement.

     The New Henderson Agreement provides that on occasions when Henderson deems the purchase or sale of a security to be in the best interest of a Fund as well as other customers, Henderson, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. Henderson also may purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Henderson in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the applicable Fund and to such other customers. In no instance, however, will a Fund's assets be purchased from or sold to IMI, Henderson, the Trust's principal underwriter, or any affiliated person of either the Trust, IMI, Henderson or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

     The New Henderson Agreement further provides that IMI will pay to Henderson for its services under the New Henderson Agreement a fee payable monthly at an annual rate of 0.22% of the portion of Ivy European Opportunities Fund's average daily net assets managed by Henderson and at an annual rate of 0.22% of the portion of Ivy International Small Companies Fund's average daily net assets managed by Henderson. The fee rate payable by IMI pursuant to the New Henderson Agreement is the same as IMI's rate payable under the Former Henderson Agreement.

     The New Henderson Agreement states that nothing in it shall be implied to prevent (i) IMI from engaging other subadvisers to provide investment advice and other services in relation to series of the Trust, or a portion of the portfolio assets of any such series, for which Henderson does not provide such services, or to prevent IMI from providing such services itself in relation to such series; or (ii) Henderson from providing investment advice and other services to other funds or clients.

     The New Henderson Agreement will continue in full force and effect from year to year if such continuance is approved in the manner required by the 1940 Act if Henderson shall not have notified IMI in writing at least 60 days prior to February 1 of any year that Henderson does not desire such continuance. The New Henderson Agreement may be terminated at any time, without payment of penalty by a Fund, by vote of the Board or a majority of the outstanding voting securities of the applicable Fund (as defined by the 1940 Act), or by IMI or by Henderson upon 60 days' written notice. The New Henderson Agreement will automatically terminate in the event of its assignment (as defined by the 1940
Act) or upon the termination of the Advisory Agreement or if (a) either party is unable to pay its debts or an administrative or insolvency order is made in respect of a party pursuant to its relevant governing and applicable laws and regulations or (b) a party commits a material breach of any of the terms or conditions of the New Henderson Agreement and such breach continues 30 days after notice in writing, specifying the breach and requiring the same to be remedied, has been given.

     The New Henderson Agreement provides that any information or recommendation supplied by Henderson in connection with the performance of its obligations under the New Henderson Agreement is to be regarded as confidential and for use only by IMI, the Trust or such persons as IMI may designate in connection with a Fund. The New Henderson Agreement also provides that any information supplied to Henderson in connection with the performance of its obligations under the New Henderson Agreement is to be regarded as confidential and for use only by Henderson in connection with its obligation to provide investment advice and other services to the Fund.

     The New Henderson Agreement provides that the names of the Trust and IMI and abbreviations or logos associated with those names, are the valuable property of IMI and its affiliates and that Henderson shall use the names Ivy Fund and Ivy Management, Inc., and associated abbreviations and logos, only in connection with Henderson's performance of its duties under the New Henderson Agreement. Further, in any communication with the public and in any marketing communications of any sort, Henderson agrees to obtain prior written approval from IMI before using or referring to the Trust, IMI, or a Fund, or any abbreviations or logos associated with those names.

     The New Henderson Agreement further provides that "Henderson" and "Henderson Global Investors" and abbreviations or logos associated with those names are valuable property of the AMP group of companies and are distinctive in connection with investment advisory and related services provided by Henderson; that the "Henderson" name is a property right of Henderson; and that the "Henderson" and "Henderson Global Investors" names are understood to be used by a Fund upon the conditions set forth in the New Henderson Agreement. However, a Fund may use such names only so long as Henderson is retained as the investment subadviser of the Fund pursuant to the terms of the New Henderson Agreement.

     The New Henderson Agreement contains various provision relating to the obligations of each party to indemnify the other in connection with certain losses, claims, damages, liabilities or litigation to which the other party, its affiliates or control persons become subject under certain circumstances.

     Finally, the New Henderson Agreement provides that it will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

INFORMATION ABOUT HENDERSON

     Henderson, a United Kingdom corporation organized in 1984, maintains its registered office at 4 Broadgate, London, England EC2M 2DA. Henderson is a wholly owned subsidiary of Henderson plc (located at the same address as Henderson) and is registered with the SEC as an investment adviser, providing international and global investment management services to institutional and individual investors and investment companies. Henderson plc is a wholly owned subsidiary of AMP Limited, an Australian life insurance and financial services company located at AMP Building, 24th Floor, 33 Alfred Street, Sydney, New South Wales 2000 Australia. As of January 31, 2001, Henderson, together with its affiliates, managed in excess of US$126 billion in assets.

     Roger Yates is the principal executive officer of Henderson and Ross Maclean is the Compliance Officer of Henderson. Henderson is governed by a Management Team comprised of the following individuals*:

NAME                              PRINCIPAL OCCUPATION
----                              --------------------
Ian Buckley.................  Global Chief Investment Officer
Mike Clare..................  Chief Investment Officer -- U.K.
Marc Cochrane...............  Managing Director -- Europe
Jonathan Deane..............  Director of E-business
Roger Greville..............  Director of Private Capital
Peter Hodgett...............  Director of Finance & Operations
John Partridge..............  Director of Global Property
Anne Rein...................  Director of Human Resources
Jack Ritch..................  Managing Director -- Asia Pacific
Roger Yates.................  Managing Director -- Henderson Global Investors

---------------

* Each person's principal business address is 4 Broadgate, London, England EC2M 2DA.

     No officer or Trustee of the Trust is an officer, employee or director of Henderson. No officer or Trustee of the Trust owns any securities of, or has any other material direct or indirect interest in, Henderson or any of its affiliates. No Trustee of the Trust has had any direct or indirect material interest in any material transaction since January 1, 2000, or in any material proposed transactions, to which Henderson or any subsidiary was or is to be a party. There is no arrangement or understanding in connection with the Former Henderson Agreement or the New Henderson Agreement with respect to the composition of the Board or of Henderson's Board of Directors, or with respect to the selection or appointment of any person to any office of any such company.

     Please refer to Appendix 6 for a list of other investment companies with investment objectives similar to that of either Fund for which Henderson acts as subadviser, including the rates of Henderson's compensation from or with respect to such investment companies and the approximate net assets of such investment companies.

     During the fiscal year ended December 31, 2000, IMI paid subadvisory fees to Henderson in the amount of $361,694 with respect to Ivy European Opportunities Fund and in the amount of $14,394 with respect to Ivy International Small Companies Fund. The Board and the shareholders of Ivy International Small Companies Fund approved an amendment to the Former Henderson Agreement on August 24, 2000 and November 6, 2000, respectively. The amendment was for the purpose of increasing the portion of Ivy International Small Company Fund's assets managed by Henderson from 50% to 100%.

EVALUATION BY THE BOARD

  The Interim Henderson Agreement and the New Henderson Agreement

     In determining whether to approve the Interim Henderson Agreement and the New Henderson Agreement, the Board, including the Independent Trustees, considered various materials and representations provided by IMI, Henderson and IGI and met with senior representatives of IMI, Henderson and IGI. The Independent Trustees were advised by independent legal counsel throughout this process. The Board met on March 2-3, 2001 and March 15, 2001 to review and consider, among other things, information relating to the Interim Henderson Agreement and the New Henderson Agreement.

     In determining whether or not it was appropriate to approve the Interim Henderson Agreement and the New Henderson Agreement and to recommend approval of the New Henderson Agreement to shareholders of the Funds, the Board considered, among other things, the fact that the Funds will continue to be managed by Henderson, that the compensation to be received by Henderson under the Interim Henderson Agreement and the New Henderson Agreement is the same as the compensation paid under the Former Henderson Agreement, that the other terms of the Interim Henderson Agreement and the New Henderson Agreement are the same in all material respects as those of the Former Henderson Agreement and that the Transaction is not otherwise expected to have any effect on services rendered by Henderson. Further, the Board considered (1) the nature and quality of the services rendered by Henderson under the Former Henderson Agreement; (2) the amount of the compensation payable to Henderson under the Interim Henderson Agreement and the New Henderson Agreement; (3) the results achieved by Henderson for the Funds; and (4) the personnel, operations and financial condition, and investment management capabilities, methodologies, and performance of Henderson. The Board also noted the factors cited in Proposal 1 of this Proxy Statement with respect to IGI, MFC, IMI and the approval of an Interim Agreement and a New Agreement for the Funds and the advantages to the Funds of maintaining Henderson as each Fund's subadviser.

     Based upon the foregoing information and considerations, the Board determined that the Interim Henderson Agreement and the New Henderson Agreement are both in the best interests of each Fund and its shareholders. Accordingly, the Trustees, including the Independent Trustees, voted to approve the Interim Henderson Agreement and the New Henderson Agreement for each Fund and to submit the New Henderson Agreement to shareholders for approval.

     If the shareholders of a Fund should fail to approve the New Henderson Agreement, the Board shall meet to consider appropriate action for that Fund, consistent with its fiduciary duties to the Funds. Such actions may include obtaining for the Funds interim subadvisory services at cost or at the current fee rate either from Henderson or from another advisory organization. Thereafter, the Board and IMI would either negotiate a new subadvisory agreement with an advisory organization selected by the Board or make other appropriate arrangements. If the Transaction does not close, the Former Henderson Agreement will remain in effect.

VOTE REQUIRED

     Shareholders of each Fund must separately approve the New Henderson Agreement. Approval of this Proposal 4 by a Fund requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

     The Board recommends that shareholders vote "FOR" this Proposal 4.

                      PROPOSAL 5: APPROVAL OF SUBADVISORY
                             AGREEMENT WITH CUNDILL
               (For Shareholders of Ivy Cundill Value Fund Only)

     Shareholders of Ivy Cundill Value Fund are being asked to approve a new subadvisory agreement relating to the Fund between IMI and Cundill (the "New Cundill Agreement"). Approval of the New Cundill Agreement is sought so that the management of the Fund can continue uninterrupted because the former subadvisory agreement relating to the Fund between IMI and Cundill (the "Former Cundill Agreement") will terminate automatically as a result of the Transaction. For purposes of this Proposal 5, references to the "Fund" refer to Ivy Cundill Value Fund only.

     While the Board is seeking shareholder approval of the New Cundill Agreement, the New Cundill Agreement does not restrict the Board's ability to terminate or replace Cundill as the subadviser for the Fund at any time in the future, subject to any shareholder approval that may be required.

     As stated above, as a result of the Transaction, MFC will become either a subsidiary of or a separate business unit within IGI. The change in ownership of IMI resulting from the Transaction will be deemed under the 1940 Act to be an assignment of the Former Cundill Agreement. The Former Cundill Agreement provides for its automatic termination upon an assignment. Accordingly, the New Cundill Agreement between IMI and Cundill is proposed for approval by shareholders of the Fund.

     In anticipation of the Transaction and the consequent termination of the Former Cundill Agreement, the Board approved an interim subadvisory agreement between IMI and Cundill (the "Interim Cundill Agreement") for a maximum of the 150-day period following the closing of the Transaction in order to permit Cundill to provide services to the Fund while shareholder approval of the New Cundill Agreement is pending. Consequently, Cundill will provide services to the Fund pursuant to the Interim Cundill Agreement from the date of the closing of the Transaction. The Interim Cundill Agreement is scheduled to expire on the date that is 150 days after the closing of the Transaction, unless terminated sooner. The Interim Cundill Agreement provides that any subadvisory fees earned by Cundill under the Interim Cundill Agreement shall be held in an interest-bearing escrow account and be paid upon approval of the New Cundill Agreement by shareholders of the Fund. If shareholders do not vote to approve the New Cundill Agreement, Cundill shall be paid, out of the escrow account, the lesser of (a) any costs incurred in performing its duties under the Interim Cundill Agreement (plus interest earned on that amount while in escrow), or (b) the total amount in the escrow account (plus interest earned). If the New Cundill Agreement is not approved, Cundill may serve as the subadviser with respect to the Fund on a temporary basis while the Board considers further action.

     The form of the New Cundill Agreement is attached as Exhibit E to this Proxy Statement and the description of its terms in this section is qualified in its entirety by reference to Exhibit E.

     Appendix 2 shows the date when the Fund commenced operations. The Former Cundill Agreement is dated March 1, 2000. The Former Cundill Agreement was last approved by the Board with respect to the Fund on February 3-4, 2000 in connection with the Board's initial approval of the Former Cundill Agreement with respect to the Fund. The Former Cundill Agreement was approved by the Fund's sole initial shareholder on April 14, 2000. The Former Cundill Agreement was last submitted to the Fund's sole shareholder prior to its becoming effective, as required by the 1940 Act. The Former Cundill Agreement will terminate upon consummation of the Transaction and Cundill will serve as interim subadviser with respect to the Fund pursuant to the Interim Cundill Agreement from the date of that termination.

     IMI does not anticipate that the Transaction will cause any reduction in the quality of services now provided to the Fund or have any adverse effect on Cundill's ability to fulfill its obligations to the Fund.

     At the March 15, 2001 meeting of the Board, the Interim Cundill Agreement and the New Cundill Agreement were approved by the Board, including the Trustees who are not interested parties to the Interim Cundill Agreement or the New Cundill Agreement or interested persons of such parties. The New Cundill Agreement, as approved by the Board, is submitted for approval by the shareholders of the Fund.

     The New Cundill Agreement must be voted upon separately by shareholders of the Fund. If the New Cundill Agreement is approved by shareholders, it will take effect upon the later to occur of (i) the obtaining of shareholder approval of the New Cundill Agreement; or (ii) the closing of the Transaction. The New Cundill Agreement will remain in effect through September 30, 2001, and, unless earlier terminated, will continue from year to year thereafter, provided that each such continuance is approved annually with respect to the Fund (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trustees who are not parties to the New Cundill Agreement or "interested persons" of any such party (other than as Trustees).

THE TERMS OF THE NEW CUNDILL AGREEMENT

     The terms of the New Cundill Agreement are the same in all material respects as those of the Former Cundill Agreement, except for the dates of execution and termination.

     Under the New Cundill Agreement, Cundill will serve IMI as investment subadviser with respect to the Fund.

     The New Cundill Agreement provides that Cundill will develop, recommend and implement investment programs and strategies for the Fund as may from time to time be most appropriate to the achievement of the Fund's investment objectives; provide research and analysis relative to the investment program and investments of the Fund; determine what securities should be purchased and sold; and monitor on a continuing basis the performance of the Fund's portfolio securities. Cundill will provide the foregoing services in accordance with its best judgment and subject to the stated investment objectives, policies and restrictions of the Fund in accordance with the Trust's Declaration of Trust, as amended, and By-laws governing the offering of its shares, the 1940 Act and the provisions of the Code relating to regulated investment companies, and subject to such resolutions as from time to time may be adopted by the Board. Cundill agrees to comply with the investment objective and policies as set out in the Fund's registration statement in providing its investment advisory services and to notify IMI on a timely basis of any lapse in compliance with the objective and policies. Cundill will pay all of its expenses arising from the performance of its obligations under the New Cundill Agreement.

     Pursuant to the New Cundill Agreement, Cundill will determine the securities to be purchased or sold with respect to the portion of the Fund's portfolio assets being managed by it, and will purchase securities from or through and sell securities to or through such persons, brokers or dealers as Cundill deems appropriate in order to carry out the policy with respect to allocation of portfolio transactions as set forth in the New Cundill Agreement and statement of additional information of the Fund. In providing the Fund with investment management and supervision, Cundill will seek the most favorable price and execution, and, consistent with such policy, may give consideration to the research services furnished by brokers or dealers to Cundill for its use and to such other considerations as the Board may direct or authorize from time to time.

     The New Cundill Agreement provides that Cundill will furnish IMI monthly, quarterly and annual reports concerning transactions and performance of the Fund. In addition, Cundill will maintain for the Trust the records the Trust is required to maintain under Rule 31a-1(b) under the 1940 Act insofar as such records relate to the investment affairs of the Fund and will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for the Trust.

     Furthermore, the New Cundill Agreement provides that Cundill will: (i) comply with all reasonable requests of the Trust for information, including information required in connection with the Trust's filings with the SEC and state securities commissions; and (ii) provide such other services as Cundill shall from time to time determine to be necessary or useful to the administration of the Fund.

     Under the New Cundill Agreement, on each business day, Cundill will provide the Fund's custodian with information relating to all transactions concerning the Fund's assets and will provide IMI with the same information upon IMI's request. In addition, Cundill will provide to IMI certain documents relating to its services under the New Cundill Agreement and such other documents relating to such services as IMI may reasonably request on a periodic basis. Cundill will also promptly notify IMI of any financial condition that is likely to impair Cundill's ability to fulfill its commitment under the New Cundill Agreement.

     The New Cundill Agreement provides that on occasions when Cundill deems the purchase or sale of a security to be in the best interest of the Fund as well as other customers, Cundill, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. Cundill also may purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Cundill in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the applicable Fund and to such other customers. In no instance, however, will the Fund's assets be purchased from or sold to IMI, Cundill, the Trust's principal underwriter, or any affiliated person of either the Trust, IMI, Cundill or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act. Consistent with U.S. securities laws, Cundill must adopt written trade allocation procedures that are "fair and equitable" to its clients which are consistent with the investment policies set out in the Fund's prospectus and statement of additional information or as the Board may direct from time to time. Cundill must also effect securities transactions in client accounts consistent with the allocation system described in such written procedures, keep accurate records of such transactions and fully disclose such trade allocation procedures and practices to clients.

     The New Cundill Agreement provides that IMI will pay to Cundill for its services under the New Cundill Agreement a fee payable monthly at an annual rate of 0.50% of the portion of the Fund's average daily net assets managed by Cundill. The fee rate payable by IMI pursuant to the New Cundill Agreement is the same as IMI's rate payable under the Former Cundill Agreement.

     The New Cundill Agreement states that nothing in it shall be implied to prevent (i) IMI from engaging other subadvisers to provide investment advice and other services in relation to series of the Trust, or a portion of the portfolio assets of any such series, for which Cundill does not provide such services, or to prevent IMI from providing such services itself in relation to such series; or (ii) Cundill from providing investment advice and other services to other funds or clients.

     The New Cundill Agreement will continue in full force and effect from year to year if such continuance is approved in the manner required by the 1940 Act if Cundill shall not have notified IMI in writing at least 60 days prior to February 1 of any year that Cundill does not desire such continuance. The New Cundill Agreement may be terminated at any time, without payment of penalty by the Fund, by vote of the Board or a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act), or by IMI upon 30 days' written notice or by Cundill upon 120 days' written notice. The New Cundill Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act) or upon the termination of the Advisory Agreement or if either party is unable to pay its debts or an administrative or insolvency order is made in respect of a party pursuant to its relevant governing and applicable laws and regulations.

     The New Cundill Agreement provides that any information or recommendation supplied by Cundill in connection with the performance of its obligations under the New Cundill Agreement is to be regarded as confidential and for use only by IMI, the Trust or such persons as IMI may designate in connection with the Fund. The New Cundill Agreement also provides that any information supplied to Cundill in connection with the performance of its obligations under the New Cundill Agreement is to be regarded as confidential and for use only by Cundill in connection with its obligation to provide investment advice and other services to the Fund.

     The New Cundill Agreement provides that the names of the Trust and IMI and abbreviations or logos associated with those names, are the valuable property of IMI and its affiliates and that Cundill shall use the names Ivy Fund and Ivy Management, Inc., and associated abbreviations and logos, only in connection with Cundill's performance of its duties under the New Cundill Agreement. Further, in any communication with the public and in any marketing communications of any sort, Cundill agrees to obtain prior written approval from IMI before using or referring to the Trust, IMI, or the Fund, or any abbreviations or logos associated with those names. The New Cundill Agreement further provides that the Fund and its agents may use the "Cundill" and "Peter Cundill" names in connection with accurately describing the activities of the Fund, including use with marketing and other promotional and informational material relating to the Fund with prior written approval always of Cundill.

     The New Cundill Agreement contains various provision relating to the obligations of each party to indemnify the other in connection with certain losses, claims, damages, liabilities or litigation to which the other party, or, in the case of IMI, its affiliates or control persons, become subject under certain circumstances.

     Finally, the New Cundill Agreement provides that it will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

INFORMATION ABOUT CUNDILL

     Cundill, P.O. Box 50133, Montecito, CA 93150-0133, is an SEC-registered investment adviser. The Cundill Group, consisting of Peter Cundill & Associates, Inc., Peter Cundill & Associates (Bermuda) Ltd. and Cundill Investment Research Ltd. operating in Canada, began operations in 1975 and as of February 2001 had approximately US$2 billion in assets under management. The provision of professional investment management services is the sole business of the Group. The Group currently manages accounts in the United States, Canada, Europe and offshore. The accounts include public mutual funds, private clients, limited partnerships and institutional accounts. Please refer to Appendix 4 to this Proxy Statement for information regarding the principal executive officers and directors of Cundill. No officers, directors or employees of Cundill serve as officers of the Trust or Trustees.

     Cundill does not act as subadvisor with respect to any other investment companies with investment objectives similar to that of the Fund.

     During the fiscal year ended December 31, 2000, IMI paid subadvisory fees to Cundill in the amount of $2,506 with respect to the Fund.

EVALUATION BY THE BOARD

  The Interim Cundill Agreement and the New Cundill Agreement

     In determining whether to approve the Interim Cundill Agreement and the New Cundill Agreement, the Board, including the Independent Trustees, considered various materials and representations provided by IMI, Cundill and IGI and met with senior representatives of IMI, Cundill and IGI. The Independent Trustees were advised by independent legal counsel throughout this process. The Board met on March 2-3, 2001 and March 15, 2001 to review and consider, among other things, information relating to the Interim Cundill Agreement and the New Cundill Agreement.

     In determining whether or not it was appropriate to approve the Interim Cundill Agreement and the New Cundill Agreement and to recommend approval of the New Cundill Agreement to shareholders of the Fund, the Board considered, among other things, the fact that the Fund will continue to be managed by Cundill, that the compensation to be received by Cundill under the Interim Cundill Agreement and the New Cundill Agreement is the same as the compensation paid under the Former Cundill Agreement, that the other terms of the Interim Cundill Agreement and the New Cundill Agreement are the same in all material respects as those of the Former Cundill Agreement and that the Transaction is not otherwise expected to have any effect on services rendered by Cundill. Further, the Board considered (1) the nature and quality of the services rendered by Cundill under the Former Cundill Agreement; (2) the amount of the compensation payable to Cundill under the Interim Cundill Agreement and the New Cundill Agreement; (3) the results achieved by Cundill for the Fund; and (4) the personnel, operations and financial condition, and investment management capabilities, methodologies, and performance of Cundill. The Board also noted the factors cited in Proposal 1 of this Proxy Statement with respect to IGI, MFC, IMI and the approval of an Interim Agreement and a New Agreement for the Fund and the advantages to the Fund of maintaining Cundill as the Fund's subadviser.

     Based upon the foregoing information and considerations, the Board determined that the Interim Cundill Agreement and the New Cundill Agreement are both in the best interests of the Fund and its shareholders. Accordingly, the Trustees, including the Independent Trustees, voted to approve the Interim Cundill Agreement and the New Cundill Agreement for the Fund and to submit the New Cundill Agreement to shareholders for approval.

     If the shareholders of the Fund should fail to approve the New Cundill Agreement, the Board shall meet to consider appropriate action for the Fund, consistent with its fiduciary duties to the Fund. Such actions may include obtaining for the Fund interim subadvisory services at cost or at the current fee rate either from Cundill or from another advisory organization. Thereafter, the Board and IMI would either negotiate a new subadvisory agreement with an advisory organization selected by the Board or make other appropriate arrangements. If the Transaction does not close, the Former Cundill Management Agreement will remain in effect.

VOTE REQUIRED

     Approval of this Proposal 5 by the Fund requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

     The Board recommends that shareholders vote "FOR" this Proposal 5.

                              GENERAL INFORMATION

OTHER MATTERS TO COME BEFORE THE MEETING

     Management of the Funds does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

SECTION 15(f) OF THE 1940 ACT

     IGI and MFC have agreed to use their reasonable best efforts to assure compliance with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a transaction that results in a change in control of or identity of the investment adviser to an investment company as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change in control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). Second, during the three year period immediately following the change in control, at least 75% of an investment company's board of directors must not be "interested persons" of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act.

AFFILIATED SERVICE PROVIDERS

     Pursuant to an Administrative Services Agreement, MIMI provides certain administrative services to each Fund, including, but not limited to, maintenance of registration and qualification of Fund shares under state Blue Sky laws, preparation of federal, state and local income tax returns and preparation of financial and other information for prospectuses, securities regulatory documents and returns and periodic reports to shareholders, in exchange for a monthly fee. Pursuant to a Fund Accounting Services Agreement, MIMI provides certain accounting and pricing services for each Fund. As compensation for these services, each Fund pays MIMI a monthly fee based upon the net assets of the Fund at the preceding month plus out-of-pocket expenses as incurred. Pursuant to a Transfer Agency and Shareholder Service Agreement, Ivy Mackenzie Services Corp. ("IMSC"), Via Mizner Financial Plaza, Suite 300, 700 South Federal Highway, Boca Raton, Florida 33432, a wholly-owned subsidiary of MIMI and an indirect wholly-owned subsidiary of MFC, is the transfer agent for each Fund. Each Fund pays IMSC a monthly fee as compensation for these services.

     The Trust's principal underwriter is IMDI, a wholly-owned subsidiary of MIMI and an indirect wholly-owned subsidiary of MFC. With respect to Class A, Class B and Class C shares of each Fund (other than Ivy Money Market Fund), IMDI is paid a monthly service fee at the annual rate of up to 0.25% of the value of average daily net assets attributable to those shares under a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act (each a "Plan"). With respect to Class B and Class C shares of each Fund (other than Ivy Money Market Fund), IMDI is paid a monthly distribution fee at the annual rate of 0.75% of the value of average daily net assets attributable to those shares under a Plan.

     Appendix 7 to this Proxy Statement identifies fees that have been paid by the Funds (or classes of the Funds) to MIMI, IMSC and IMDI for administrative, fund accounting, transfer agency, shareholder and distribution services, respectively, during the fiscal year ended December 31, 2000. It is anticipated that, with the exception of IMSC, these entities will continue to provide the same services to the Funds following the Transaction. Management of the Trust has examined transfer agency alternatives for the Funds and has decided to outsource their internal transfer agency functions to PFPC Inc. It is expected that the transition of transfer agency functions to PFPC will occur over the next several months. Management expects that the change in transfer agents will result in cost savings for the Funds. Appendix 7 also sets forth information regarding brokerage commission paid by the Funds (or classes of the Funds) to IMDI during the fiscal year ended December 31, 2000.

BROKERAGE

     IMI, MFC, Henderson and Cundill select broker-dealers to execute transactions and evaluate the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by IMI, MFC, Henderson and Cundill in servicing all of their accounts. In addition, not all of these services may be used by IMI, MFC, Henderson and Cundill in connection with the services they provide to a Fund or the Trust. IMI, MFC, Henderson and Cundill may consider sales of shares of the Funds as a factor in the selection of broker-dealers and may select broker-dealers who provide them with research services. IMI, MFC, Henderson and Cundill may choose broker-dealers that provide IMI, MFC, Henderson and Cundill with research services and may cause a client to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if IMI, MFC, Henderson and Cundill view the commissions as reasonable in relation to the value of the brokerage and/or research services. IMI, MFC, Henderson and Cundill will not, however, seek to execute brokerage transactions other than at the best price and execution, taking into account all relevant factors such as price, promptness of execution and other advantages to clients, including a determination that the commission paid is reasonable in relation to the value of the brokerage and/or research services.

VOTING RIGHTS

     Shareholders of record on March 15, 2001 (the "record date") are entitled to be present and to vote at the Special Meeting or any adjourned meeting. As of the record date, each Fund offered multiple classes of shares to the public. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of sales charges, if any; (b) the different distribution and/or service fees, if any, borne by each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class. Appendix 8 sets forth the number of shares of each class of each Fund issued and outstanding as of the record date. Shareholders of each Fund will vote on each applicable Proposal as a single class regardless of the class of shares they own.

     The presence in person or by proxy of a Fund's shareholders entitled to cast a majority in number of votes is necessary to constitute a quorum for the transaction of business. In the event that a quorum of shareholders is not represented at the Special Meeting with respect to one or more Funds, the Meeting may be adjourned by a majority of the applicable Fund's shareholders present in person or by proxy until a quorum exists. If there are insufficient votes to approve a Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than 120 days after the record date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

     For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted in favor of the Proposal. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly. Abstentions and broker non-votes will have the effect of a "no" vote on all Proposals.

     The Funds expect that, before the Special Meeting, broker-dealer firms holding shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Funds understand that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Special Meeting on behalf of their customers and beneficial owners under rules of the New York Stock Exchange.

     The number of shares that you may vote is the total of the number shown on the proxy card accompanying this Proxy Statement. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Trust at the address shown at the beginning of this Proxy Statement) or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust.

BENEFICIAL OWNERS

     To the best of the Trust's knowledge, as of March 15, 2001, no Trustee of the Trust owned beneficially 1% or more of the outstanding shares of any class of a Fund, and the Trustees and officers of the Trust beneficially owned, as a group, less than 1% of the shares of each class of each Fund, except as otherwise noted in Appendix 9. Appendix 9 also sets forth, as of March 15, 2001, information regarding Fund shares owned beneficially by the Trust's Chief Executive Officer and the Trust's executive officers, other than the Chief Executive Officer, who served as executive officers of the Trust at end of last fiscal year or during last fiscal year and who were paid at least $100,000.

     To the best of the Trust's knowledge, as of March 15, 2001, no person owned beneficially more than 5% of any class of any Fund, except as set forth in Appendix 10.

EXPENSES

     IMI, IGI and/or one or more of their affiliates will pay the expenses of the Funds in connection with this Notice and Proxy Statement and the Special Meeting, including the printing, mailing, solicitation and vote tabulation expenses and out-of-pocket expenses. The Funds will not bear the expenses of the Proxy Statement.

ADDITIONAL PROXY SOLICITATION INFORMATION

     In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of MFC, IMI or their affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

     Shareholder Communications Corporation (the "Solicitor") has been engaged to assist in the solicitation of proxies, at an estimated cost of $150,000. As noted above, this cost will be borne by IMI, IGI and/or one or more of their affiliates, not by the Funds. As the date of the Special Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of a Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder's full name and address, or the last four digits of the shareholder's social security or employer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor representative has the responsibility to explain the process, read the Proposals on the proxy card(s), and ask for the shareholder's instructions on the Proposals. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. The Solicitor will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

     If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact the Solicitor toll-free at 888-641-4977. As explained above, any proxy given by a shareholder is revocable until voted at the Special Meeting.

SHAREHOLDER PROPOSALS

     The Funds are not required to hold annual meetings of shareholders and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

PLEASE COMPLETE THE ENCLOSED PROXY CARD(S) AND RETURN THE CARD(S) IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE PROMPTLY.

                                          By Order of the Board,

                                          /s/ Paula K. Wolfe

                                          PAULA K. WOLFE
                                          Assistant Secretary

                                   EXHIBIT A

                   FORM OF NEW MASTER BUSINESS MANAGEMENT AND
                     INVESTMENT ADVISORY AGREEMENT WITH IMI

     AGREEMENT made this                day of                ,                ,
by Ivy Fund (the "Fund") and Ivy Management, Inc. (the "Manager").

     WHEREAS, the Fund is an open-end investment company organized as a Massachusetts business trust and consists of one or more separate investment portfolios (the "Portfolios") as may be established and designated from time to time;

     WHEREAS, the Fund desires the services of the Manager as business manager and investment adviser with respect to such Portfolios as shall be designated in supplements to this Agreement as further agreed between the Fund and the Manager; and

     WHEREAS, the Fund engages in the business of investing and reinvesting the assets of the Portfolios in the manner and in accordance with the investment objectives and restrictions specified in the currently effective prospectus and statement of additional information (the "Prospectus") relating to the Portfolios included in the Fund's Registration Statement, as amended from time to time, filed by the Fund under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

          1. Appointment. The Fund hereby appoints the Manager to provide the business management and investment advisory services specified in this Agreement with regard to such Portfolios as shall be designated in supplements to this Agreement, and the Manager hereby accepts such appointment.

          2. Investment Advisory Services.

             (a) As investment adviser to the Portfolios, the Manager shall make investments for the account of each Portfolio in accordance with the Manager's best judgment and within the investment objectives and restrictions set forth in the Prospectus applicable to the Portfolios, the 1940 Act and the provisions of the Internal Revenue Code relating to regulated investment companies, subject to policy decisions adopted by the Fund's Board of Trustees.

             (b) The Manager will determine the securities to be purchased or sold by each Portfolio and will place orders pursuant to its determinations with any broker or dealer who deals in such securities. The Manager also shall (i) comply with all reasonable requests of the Fund for information, including information required in connection with the Fund's filing with the Securities and Exchange Commission (the "SEC") and state securities commissions, and (ii) provide such other services as the Manager shall from time to time determine to be necessary or useful to the administration of the Portfolios.

             (c) The Manager shall furnish to the Fund's Board of Trustees periodic reports on the investment performance of each Portfolio and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Fund's officers or Board of Trustees shall reasonably request.

             (d) On occasions when the Manager deems the purchase or sale of a security to be in the best interest of a Portfolio as well as other customers, the Manager, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Manager also may purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio involved and to such other customers.

          3. Business Management Services.

             (a) The Manager shall supervise the Portfolios' business and affairs and shall provide such services reasonably necessary for the operation of the Portfolios as are not provided by employees or other agents engaged by the Portfolios; provided, that the Manager shall not have any obligation to provide under this Agreement any direct or indirect services to the Portfolios' shareholders, any services related to the distribution of the Portfolios' shares, or any other services which are the subject of a separate agreement or arrangement between the Portfolios and the Manager. Subject to the foregoing, in providing business management services hereunder, the Manager shall, at its expense, (1) coordinate with the Portfolios' Custodian and monitor the services it provides to the Portfolios; (2) coordinate with and monitor any other third parties furnishing services to the Portfolios; (3) provide the Portfolios with the necessary office space, telephones and other communications facilities as are adequate for the Portfolios' needs; (4) provide the services of individuals competent to perform administrative and clerical functions which are not performed by employees or other agents engaged by the Portfolios or by the Manager acting in some other capacity pursuant to a separate agreement or arrangement with the Portfolios; (5) maintain or supervise the maintenance by third parties of such books and records of the Fund as may be required by applicable Federal or state law; (6) authorize and permit the Manager's directors, officers and employees who may be elected or appointed as trustees or officers of the Fund to serve in such capacities; and (7) take such other action with respect to the Fund, after approval by the Fund, as may be required by applicable law, including without limitation the rules and regulations of the SEC and of state securities commissions and other regulatory agencies.

             (b) The Manager may retain third parties to provide these services to the Fund, at the Manager's own cost and expense. The Manager shall make periodic reports to the Fund's Board of Trustees on the performance of its obligations under this Agreement, other than services provided to the Fund by third parties retained in accordance with the previous sentence.

          4. Expenses of the Fund. Except as provided in paragraph 3 or as provided in any separate agreement between the Portfolios and the Manager, the Fund shall be responsible for all of its expenses and liabilities, including: (1) the fees and expenses of the Fund's Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
     Act) of any such party ("Independent Trustees"); (2) the salaries and expenses of any of the Fund's officers or employees who are not affiliated with the Manager; (3) interest expenses; (4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Fund's Custodian and Transfer Agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Fund's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; and
     (13) fees and expenses of membership in industry organizations.

          5. Standard of Care. The Manager shall give the Fund the benefit of the Manager's best judgment and efforts in rendering business management and investment advisory services pursuant to paragraphs 2 and 3 of this Agreement. As an inducement to the Manager's undertaking to render these services, the Fund agrees that the Manager shall not be liable under this Agreement for any mistake in judgment or in any other event whatsoever except for lack of good faith, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Manager against any liability to the Fund or its shareholders to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Manager's duties under this Agreement or by reason of the Manager's reckless disregard of its obligations and duties hereunder.

          6. Fees. In consideration of the services to be rendered by the Manager pursuant to paragraphs 2 and 3 of this Agreement, each Portfolio shall pay the Manager a monthly fee on the first business day of each month, based on the average daily value (as determined on each business day at the time set forth in the Prospectus of the Portfolio for determining net asset value per share) of the net assets of the Portfolio during the preceding month at the annual rates set forth in a supplement to this Agreement with respect to each Portfolio. If the fees payable to the Manager pursuant to this paragraph 6 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of a Portfolio shall be computed in the manner specified in the Portfolio's Prospectus for the computation of net asset value. For purposes of this Agreement, a "business day" is any day on which the New York Stock Exchange is open for trading.

          7. Ownership of Records. All records required to be maintained and preserved by the Portfolios pursuant to the provisions or rules or regulations of the SEC under Section 31(a) of the 1940 Act and maintained and preserved by the Manager on behalf of the Portfolios are the property of the Portfolios and shall be surrendered by the Manager promptly on request by the Portfolios; provided, that the Manager may at its own expense make and retain copies of any such records.

          8. Duration and Termination.

             (a) This Agreement shall become effective as of the date first written above or such later date as the shareholders may approve this Agreement, and shall continue in effect until September 30, 2001, provided, that the Agreement will continue in effect with respect to a Portfolio beyond September 30, 2001, only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of that Portfolio (as defined in the 1940 Act) or by the Fund's entire Board of Trustees, and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the Fund's Independent Trustees.

             (b) This Agreement may be terminated with respect to a Portfolio at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of that Portfolio (as defined in the 1940 Act) or by a vote of a majority of the Fund's entire Board of Trustees on sixty (60) days' written notice to the Manager or by the Manager on sixty (60) days' written notice to the Fund. This Agreement shall terminate automatically in the event of is assignment (as defined in the 1940 Act).

          9. Retention of Sub-Advisers. Subject to a Portfolio's obtaining any initial and periodic approvals that are required under Section 15 of the 1940 Act, the Manager may retain a sub-adviser with respect to that Portfolio, at the Manager's own cost and expense.

          10. Services to Other Clients. Nothing herein contained shall limit the freedom of the Manager or any affiliated person of the Manager to render investment supervisory and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

          11. Miscellaneous.

             (a) This Agreement shall be construed in accordance with the laws of the State of Florida, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

             (b) The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

             (c) The Fund's Declaration of Trust has been filed with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Fund are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Fund, but only the Fund's property shall be bound. It is further understood and acknowledged that all persons dealing with any Portfolio must look solely to the property of such Portfolio for the enforcement of any claims against that Portfolio as neither the Trustees, shareholders, officers, employees or agents assume any personal liability for obligations entered into on behalf of any Portfolio. No Portfolio shall be liable for the obligations or liabilities of any other Portfolio.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                          IVY FUND

                                          By:
                                             -----------------------------------
                                              Title:

                                          IVY MANAGEMENT, INC.

                                          By:
                                             -----------------------------------
                                              Title:

                                    IVY FUND

               MASTER BUSINESS MANAGEMENT AND INVESTMENT ADVISORY
                              AGREEMENT SUPPLEMENT

                                 IVY BOND FUND
                             IVY CUNDILL VALUE FUND
                          IVY DEVELOPING MARKETS FUND
                        IVY EUROPEAN OPPORTUNITIES FUND
                                IVY GLOBAL FUND
                      IVY GLOBAL SCIENCE & TECHNOLOGY FUND
                                IVY GROWTH FUND
                             IVY INTERNATIONAL FUND
                         IVY INTERNATIONAL GROWTH FUND
                     IVY INTERNATIONAL SMALL COMPANIES FUND
                          IVY INTERNATIONAL VALUE FUND
                             IVY MONEY MARKET FUND
                         IVY PACIFIC OPPORTUNITIES FUND
                             IVY US BLUE CHIP FUND
                          IVY US EMERGING GROWTH FUND

     AGREEMENT made as of the      day of             ,      , by and between
Ivy Fund (the "Fund") and Ivy Management, Inc. (the "Manager").

     WHEREAS, the Fund is an open-end investment company organized as a Massachusetts business trust and consists of such separate investment portfolios as have been or may be established and designated by the Trustees of the Fund from time to time;

     WHEREAS, a separate class of shares of the Fund is offered to investors with respect to each investment portfolio;

     WHEREAS, the Fund has adopted a Master Business Management and Investment
Advisory Agreement dated             ,      (the "Master Agreement"), pursuant
to which the Fund has appointed the Manager to provide the business management and investment advisory services specified in that Master Agreement; and

     WHEREAS, Ivy Bond Fund, Ivy Cundill Value Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy International Fund, Ivy International Growth Fund, Ivy International Small Companies Fund, Ivy International Value Fund, Ivy Money Market Fund, Ivy Pacific Opportunities Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund (each a "Portfolio" and, collectively, the "Portfolios") are separate investment portfolios of the Fund.

     NOW, THEREFORE, the Trustees of the Fund hereby take the following actions, subject to the conditions set forth:

          1. As provided for in the Master Agreement, the Fund hereby adopts the Master Agreement with respect to each Portfolio, and the Manager hereby acknowledges that the Master Agreement shall pertain to each Portfolio, the terms and conditions of such Master Agreement being hereby incorporated herein by reference.

          2. The term "Portfolio" as used in the Master Agreement shall, for purposes of this Supplement, pertain to each Portfolio.

          3. As provided in the Master Agreement and subject to further conditions as set forth therein, each Portfolio shall pay the Manager a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus of the applicable Portfolio for determining net asset value per share) of the net assets of the Portfolio during the preceding month at the following annual rates:

PORTFOLIO                                          FEE RATE
---------                                          --------
                                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Ivy Bond Fund                       0.50% of the first $500 million;
                                    0.40% over $500 million
Ivy Cundill Value Fund              1.00%
Ivy Developing Markets Fund         1.00%
Ivy European Opportunities Fund     1.00% of the first $250 million;
                                    0.85% of the next $250 million;
                                    0.75% over $500 million
Ivy Global Fund                     1.00% of the first $500 million;
                                    0.75% over $500 million
Ivy Global Science & Technology     1.00%
  Fund
Ivy Growth Fund                     0.85% of the first $350 million;
                                    0.75% over $350 million
Ivy International Fund              1.00% of the first $2.0 billion;
                                    0.90% of the next $500 million;
                                    0.80% of the next $500 million;
                                    0.70% over $3 billion
Ivy International Growth Fund       1.00%
Ivy International Small Companies   1.00%
  Fund
Ivy International Value Fund        1.00%
Ivy Money Market Fund               0.40%
Ivy Pacific Opportunities Fund      1.00%
Ivy US Blue Chip Fund               0.75%
Ivy US Emerging Growth Fund         0.85%

          4. This Supplement and the Master Agreement (together, the "Agreement") shall become effective with respect to each Portfolio as of the date first written above or such later date as the shareholders may approve the Agreement, and unless sooner terminated as hereinafter provided, the Agreement shall remain in effect with respect to each Portfolio until September 30, 2001, and from year to year thereafter if such continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the applicable Portfolio (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) or by the Fund's entire Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the Fund's Independent Trustees. This Agreement may be terminated with respect to each Portfolio at any time, without payment of any penalty, by vote of a majority of the outstanding voting securities of the applicable Portfolio (as defined in the 1940 Act) or by vote of a majority of the Fund's entire Board of Trustees on sixty
     (60) days' written notice to the Manager or by the Manager on sixty (60) days' written notice to the Fund. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

     IN WITNESS WHEREOF, the Fund and the Manager have adopted this Supplement as of the date first set forth above.

                                          IVY FUND, on behalf of Ivy Bond Fund,
                                          Ivy Cundill Value Fund, Ivy Developing
                                          Markets Fund, Ivy European
                                          Opportunities Fund, Ivy Global Fund,
                                          Ivy Global Science & Technology Fund,
                                          Ivy Growth Fund, Ivy International
                                          Fund, Ivy International Growth Fund,
                                          Ivy International Small Companies
                                          Fund, Ivy International Value Fund,
                                          Ivy Money Market Fund, Ivy Pacific
                                          Opportunities Fund, Ivy US Blue Chip
                                          Fund and Ivy US Emerging Growth Fund

                                          By:
                                              ----------------------------------
                                              Title:

                                          IVY MANAGEMENT, INC.

                                          By:
                                              ----------------------------------
                                              Title:

                                   EXHIBIT B

                          FORM OF NEW MASTER BUSINESS
                         MANAGEMENT AGREEMENT WITH IMI

     AGREEMENT made this                day of                ,                ,
by Ivy Fund (the "Company") and Ivy Management, Inc. (the "Manager").

     WHEREAS, the Company is an open-end investment company organized as a Massachusetts business trust and consists of one or more separate investment portfolios (the "Funds") as may be established and designated from time to time;

     WHEREAS, the Company desires the services of the Manager as business manager with respect to such Funds as shall be designated in supplements to this Agreement as further agreed between the Company and the Manager; and

     WHEREAS, the Company engages in the business of investing and reinvesting the assets of the Funds in the manner and in accordance with the investment objective and restrictions specified in the currently effective prospectus and statement of additional information (the "Prospectus") relating to the Funds included in the Company's Registration Statement, as amended from time to time, filed by the Company under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

          (1) Appointment. The Company hereby appoints the Manager to provide the business management services specified in this Agreement with regard to such Funds as shall be designated in supplements to this Agreement, and the Manager hereby accepts such appointment.

          (2) Business Management Services.

             (a) The Manager shall supervise the Funds' business and affairs and shall provide such services reasonably necessary for the operation of the Funds as are not provided by employees or other agents engaged by the Funds; provided, that the Manager shall not have any obligation to provide under this Agreement any direct or indirect services to the Funds' shareholders, any services related to the distribution of the Funds' shares, or any other services which are the subject of a separate agreement or arrangement between the Funds and the Manager. Subject to the foregoing, in providing business management services hereunder, the Manager shall, at its expense, (1) review the activities of each Fund's investment adviser to ensure that each Fund is operated in compliance with the Fund's investment objective and policies and with the 1940 Act;
        (2) coordinate with the Funds' Custodian and Transfer Agent and monitor the services they provide to the Funds; (3) coordinate with and monitor any other third parties furnishing services to the Funds; (4) provide the Funds with the necessary office space, telephones and other communications facilities as are adequate for the Funds' needs; (5) pro-vide the services of individuals competent to perform administrative and clerical functions which are not performed by employees or other agents engaged by the Funds or by the Manager acting in some other capacity pursuant to a separate agreement or arrangement with the Funds; (6) maintain or supervise the maintenance by third parties of such books and records of the Company as may be required by applicable Federal or state law; (7) authorize and permit the Manager's directors, officers and employees who may be elected or appointed as directors or officers of the Company to serve in such capacities; and (8) take such other action with respect to the Company, after approval by the Company, as may be required by applicable law, including without limitation the rules and regulations of the SEC and of state securities commissions and other regulatory agencies.

             (b) The Manager may retain third parties to provide these services to the Company, at the Manager's own cost and expense. The Manager shall make periodic reports to the Company's Board of Trustees on the performance of its obligations under this Agreement, other than services provided to the Company by third parties retained in accordance with the pervious sentence.

          3. Expenses of the Company. Except as provided in paragraph 2 or as provided in any separate agreement between the Funds and the Manager, the Company shall be responsible for all of its expenses and liabilities, including: (1) the fees and expenses of the Company's Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
     Act) of any such party ("Independent Trustees"); (2) the salaries and expenses of any of the Company's officers or employees who are not affiliated with the Manager; (3) interest expenses; (4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions;
     (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Company's Custodian and Transfer Agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Company's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; and (13) fees and expenses of membership in industry organizations.

          4. Standard of Care. The Manager shall give the Company the benefit of the Manager's best judgment and efforts in rendering business management services pursuant to paragraph 2 of this Agreement. As an inducement to the Manager's undertaking to render these services, the Company agrees that the Manager shall not be liable under this Agreement for any mistake in judgment or in any other event whatsoever except for lack of good faith, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Manager against any liability to the Company or its shareholders to which the Manager would otherwise be subject by reason of the Manager's reckless disregard of its obligations and duties hereunder.

          5. Fees. In consideration of the services to be rendered by the Manager pursuant to paragraph 2 of this Agreement, each Fund shall pay the Manager a monthly fee on the first business day of each month, based on the average daily value (as determined on each business day at the time set forth in the Prospectus of the Fund for determining net asset value per share) of the net assets of the Fund during the preceding month at the annual rates set forth in a supplement to this Agreement with respect to each Fund. If the fees payable to the Manager pursuant to this paragraph 5 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of a Fund shall be computed in the manner specified in the Fund's Prospectus for the computation of net asset value. For purposes of this Agreement, a "business day" is any day on which the New York Stock Exchange is open for trading.

          6. Ownership of Records. All records required to be maintained and preserved by the Funds pursuant to the provisions or rules or regulations of the SEC under Section 31(a) of the 1940 Act and maintained and preserved by the Manager on behalf of the Funds are the property of the Funds and shall be surrendered by the Manager promptly on request by the Funds; provided, that the Manager may at its own expense make and retain copies of any such records.

          7. Duration and Termination.

             (a) This Agreement shall become effective as of the date first written above or such later date as the shareholders may approve this Agreement, and shall continue in effect until September 30, 2001 provided, that the Agreement will continue in effect with respect to a Fund beyond September 30, 2001 only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940
        Act) or by the Company's entire Board of Trustees, and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the Company's Independent Trustees.

             (b) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the Company's entire Board of Trustees on 60 days' written notice to the Manager or by the Manager on 60 days' written notice to the Company. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940
        Act).

          8. Services to Other Clients. Nothing herein contained shall limit the freedom of the Manager or any affiliated person of the Manager to render investment supervisory and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

          9. Miscellaneous.

             (a) This Agreement shall be construed in accordance with the laws of the State of Florida, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

             (b) The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

             (c) The Company's Declaration of Trust has been filed with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Company are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Company, but only the Company's property shall be bound. It is further understood and acknowledged that all persons dealing with any Fund must look solely to the property of such Fund for the enforcement of any claims against that Fund as neither the Trustees, shareholders, officers, employees or agents assume any personal liability for obligations entered into on behalf of any Fund. No Fund shall be liable for the obligations or liabilities of any other Fund.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                          IVY FUND

                                          By:
                                              ----------------------------------
                                              Title: President

                                          IVY MANAGEMENT, INC.

                                          By:
                                              ----------------------------------
                                              Title: President

                                    IVY FUND

                MASTER BUSINESS MANAGEMENT AGREEMENT SUPPLEMENT

                       IVY GLOBAL NATURAL RESOURCES FUND

     AGREEMENT made as of the   day of           ,           , by and between
Ivy Fund (the "Trust") and Ivy Management, Inc. (the "Manager").

     WHEREAS, the Trust is an open-end investment company organized as a Massachusetts business trust and consists of such separate investment portfolios as have been or may be established and designated by the Trustees of the Trust from time to time;

     WHEREAS, a separate class of shares of the Trust is offered to investors with respect to each investment portfolio;

     WHEREAS, the Trust has adopted a Master Business Management Agreement dated
               ,           (the "Master Agreement"), pursuant to which the Trust
has appointed the Manager to provide the business management services specified in that Master Agreement; and

     WHEREAS, Ivy Global Natural Resources Fund (the "Fund") is a separate investment portfolio of the Trust.

     NOW, THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

          1. As provided for in the Master Agreement, the Trust hereby adopts the Master Agreement with respect to the Fund, and the Manager hereby acknowledges that the Master Agreement shall pertain to the Fund, the terms and conditions of such Master Agreement being hereby incorporated herein by reference.

          2. The term "Fund" as used in the Master Agreement shall, for purposes of this Supplement, pertain to the Fund.

          3. As provided in the Master Agreement and subject to further conditions as set forth therein, the Fund shall pay the Manager a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Fund's Prospectus for determining net asset value per share) of the Fund's net assets during the preceding month at the annual rate of 0.50%.

          4. This Supplement and the Master Agreement (together, the "Agreement") shall become effective with respect to the Fund as of the date first written above or such later date as the shareholders may approve the Agreement, and unless sooner terminated as hereinafter provided, the Agreement shall remain in effect with respect to the Fund until September 30, 2001 and from year to year thereafter if such continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) or by the Trust's entire Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the Trust's Independent Trustees. This Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by vote of a majority of the Trust's entire Board of Trustees on sixty (60) days' written notice to the Manager or by the Manager on sixty (60) days' written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

     IN WITNESS WHEREOF, the Trust and the Manager have adopted this Supplement as of the date first set forth above.

                                          IVY FUND, on behalf of
                                          Ivy Global Natural Resources Fund

                                          By:
                                             -----------------------------------
                                              Title: President

                                          IVY MANAGEMENT, INC.

                                          By:
                                             -----------------------------------
                                              Title: President

                                   EXHIBIT C

                        FORM OF NEW INVESTMENT ADVISORY
                               AGREEMENT WITH MFC

     AGREEMENT made this      day of             ,      , by and between Ivy
Fund (the "Trust") and Mackenzie Financial Corporation (the "Adviser").

     WHEREAS, the Trust is an open-end investment company with one or more investment portfolios, one of which is Ivy Global Natural Resources Fund (the "Fund"); and

     WHEREAS, the Trust has, on behalf of the Fund, entered into an agreement with Ivy Management, Inc. (the "Manager") to provide management and administrative services; and

     WHEREAS, the Trust engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objective and restrictions specified in the currently effective Prospectus (the "Prospectus") relating to the Trust and the Fund included in the Trust's Registration Statement, as amended from time to time, filed by the Trust under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

          1. The Trust hereby appoints the Adviser to provide the investment advisory services specified in this Agreement with regard to the Fund and the Adviser hereby accepts such appointment.

          2.(a) The Adviser shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement.

             (b) The Trust shall be responsible for all of its expenses and liabilities, including: (1) the fees and expenses of the Trust's Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party ("Independent Trustees");
        (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with the Manager or the Adviser; (3) interest expenses; (4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the Securities and Exchange Commission and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's Custodian and Transfer Agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; (13) fees and expenses of membership in industry organizations; and (14) expenses of qualification of the Trust as a foreign entity authorized to do business in any jurisdiction in which the Manager determines that such qualification is necessary or desirable.

          3.(a) As manager of the assets of the Fund, the Adviser shall make investments for the account of the Fund in accordance with the Adviser's best judgment and within the investment objective and restrictions set forth in the Prospectus applicable to the Fund, the 1940 Act and the provisions of the Internal Revenue Code relating to regulated investment companies, subject to policy decisions adopted by the Trust's Board of Trustees.

             (b) The Adviser will determine the securities to be purchased or sold by the Fund and will place orders pursuant to its determinations with any broker or dealer who deals in such securities. The Adviser also shall (i) comply with all reasonable requests of the Trust for information, including information required in connection with the Trust's filings with the Securities and Exchange Commission and state securities commissions, and (ii) provide such other services as the Adviser shall from time to time determine, upon consultation with the Manager, to be necessary or useful to the administration of the Funds.

             (c) The Adviser shall furnish to the Trust's Board of Trustees periodic reports on the investment performance of the Fund and on performance of its obligations under this Agreement and shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

             (d) On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other customers, the Adviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Adviser also may purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

          4. The Adviser shall give the Trust the benefit of the Adviser's best judgment and efforts in rendering services under this Agreement. The Trust agrees that the Adviser shall not be liable under this Agreement for any mistake in judgment or in any other event whatsoever, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Agreement or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

          5. In consideration of the services to be rendered by the Adviser under this Agreement, the Trust shall pay the Adviser a monthly fee on the first business day of each month, at the annual rate of 0.50% of the average daily value (as determined on each business day at the time set forth in the Prospectus of the Fund for determining net asset value per share) of the net assets of the Fund during the preceding month. If the fees payable to the Adviser pursuant to this paragraph 5 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of the Fund shall be computed in the manner specified in the Prospectus of the Fund for the computation of net asset value. For purposes of this Agreement, a "business day" is any day on which the New York Stock Exchange is open for trading.

          6.(a) This Agreement shall become effective as of the date first written above or such later date as the shareholders may approve this Agreement, and shall continue in effect until September 30, 2001, provided, that the Agreement will continue in effect beyond September 30, 2001, only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trust's Board of Trustees and (ii) by the vote, case in person at a meeting called for that purpose, of a majority of the Trust's Independent Trustees.

             (b) This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940
        Act) or by a vote of a majority of the Trust's entire Board of Trustees on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940
        Act).

          7.(a) This Agreement shall be construed in accordance with the laws of the State of Florida, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

             (b) The Trust's Declaration of Trust has been filed with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Trust are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Trust, but only the Trust's property shall be bound. It is further understood and acknowledged that all persons dealing with any series of the Trust must look solely to the property of such series for the enforcement of any claims against that series as neither the Trustees, shareholders, officers, employees or agents assume any personal liability for obligations entered into on behalf of any series of the Trust. No series of the Trust shall be liable for the obligations or liabilities of any other series.

             IN WITNESS WHEREOF, the parties hereto have caused the Agreement to be executed as of the date first above written.

                                          IVY FUND, on behalf of Ivy Global
                                          Natural
                                          Resources Fund

                                          By:
                                             -----------------------------------
                                              Title: President

                                          MACKENZIE FINANCIAL CORPORATION

                                          By:
                                             -----------------------------------
                                              Title: President

                                   EXHIBIT D

                       FORM OF NEW SUBADVISORY AGREEMENT
                  WITH HENDERSON INVESTMENT MANAGEMENT LIMITED

     AGREEMENT made as of the   day of                ,        , between IVY
MANAGEMENT, INC., 700 South Federal Highway, Boca Raton, Florida 33432 U.S.A., a Massachusetts corporation (hereinafter called the "Manager"), and HENDERSON INVESTMENT MANAGEMENT LIMITED, 4 Broadgate, London, England EC2M 2DA, an United Kingdom corporation (hereinafter called the "Subadviser").

     WHEREAS, Ivy Fund (the "Trust") is a Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Manager has entered into a Master Business Management and
Investment Advisory Agreement dated                ,        , as amended (the
"Advisory Agreement"), with the Trust, pursuant to which the Manager acts as investment adviser to a specified portion of the portfolio assets of certain series of the Trust listed on Schedule A hereto, as amended from time to time (each a "Fund" and, collectively, the "Funds");

     WHEREAS, the Manager desires to utilize the services of the Subadviser as investment subadviser with respect to certain portfolio assets of each Fund; and

     WHEREAS, the Subadviser is willing to perform such services on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

          1. Duties of the Subadviser. The Subadviser will serve the Manager as investment subadviser with respect to certain portfolio assets of each Fund, as set forth on the attached Schedule A.

             (a) As investment subadviser to the Funds, the Subadviser is hereby authorized and directed and hereby agrees, in accordance with the Subadviser's best judgment and subject to the stated investment objectives, policies and restrictions of the Funds as set forth in the current prospectuses and statements of additional information of the Trust (including amendments) and in accordance with the Trust's Declaration of Trust, as amended, and By-laws governing the offering of its shares (collectively, the "Trust Documents"), the 1940 Act and the provisions of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), relating to regulated investment companies, and subject to such resolutions as from time to time may be adopted by the Trust's Board of Trustees, and provided that the Trust Documents are all furnished to the Subadviser, to develop, recommend and implement such investment program and strategy for the Funds as may from time to time be most appropriate to the achievement of the investment objectives of the Funds as stated in the aforesaid prospectuses, to provide research and analysis relative to the investment program and investments of the Funds, to determine what securities should be purchased and sold and to monitor on a continuing basis the performance of the portfolio securities of the Funds.

             (b) The Subadviser shall (i) comply with all reasonable requests of the Trust for information, including information required in connection with the Trust's filings with the Securities and Exchange Commission (the "SEC") and state securities commissions, and (ii) provide such other services as the Subadviser shall from time to time determine to be necessary or useful to the administration of the Funds.

             (c) The Subadviser shall furnish to the Trust's Board of Trustees periodic reports on the investment performance of each Fund and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

             (d) On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other customers, the Subadviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Subadviser also may purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund involved and to such other customers. In no instance, however, will a Fund's assets be purchased from or sold to the Manager, the Subadviser, the Trust's principal underwriter, or any affiliated person of either the Trust, the Manager, the Subadviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

             (e) The Subadviser shall provide the Funds' custodian on each business day with information relating to all transactions concerning each Fund's assets and shall provide the Manager with such information upon request of the Manager.

             (f) The investment advisory services provided by the Subadviser under this Agreement are not to be deemed exclusive and the Subadviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Manager or the Trust.

             (g) The Subadviser shall promptly notify the Manager of any financial condition that is likely to impair the Subadviser's ability to fulfill its commitment under this Agreement.

             (h) The Subadviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the securities held in a Fund's portfolio. The Manager shall instruct the custodian and other parties providing services to the Fund to promptly forward misdirected proxies to the Subadviser.

          2. Delivery of Documents to the Manager. The Subadviser has furnished the Manager with copies of each of the following documents:

             (a) The Subadviser's current Form ADV and any amendments thereto;

             (b) The Subadviser's most recent balance sheet;

             (c) Separate lists of persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to the custodian and the fund accounting agent of Trust assets for the Funds; and

             (d) The Code of Ethics of the Subadviser as currently in effect.

             The Subadviser will furnish the Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Additionally, the Subadviser will provide to the Manager such other documents relating to its services under this Agreement as the Manager may reasonably request on a periodic basis. Such amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to the Subadviser.

          3. Expenses. The Subadviser shall pay all of its expenses arising from the performance of its obligations under Section 1.

          4. Compensation. The Manager shall pay to the Subadviser for its services hereunder, and the Subadviser agrees to accept as full compensation therefor, a fee with respect to each Fund as set forth on Schedule B. Such fee shall be accrued daily on the basis of the value of the portion of the average daily net assets of the applicable Fund as are then being managed by the Subadviser and shall be payable monthly. If the Subadviser shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated accordingly.

          5. Purchase and Sale of Securities. The Subadviser will determine the securities to be purchased or sold with respect to the portion of each Fund's portfolio assets being managed by it, and shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Subadviser shall deem appropriate in order to carry out the policy with respect to allocation of portfolio transactions as set forth in the prospectuses and statements of additional information (including amendments) of the Funds or as the Trust's Board of

     Trustees may direct from time to time. In providing the Funds with investment management and supervision, it is recognized that the Subadviser will seek the most favorable price and execution, and, consistent with such policy, may give consideration to the research services furnished by brokers or dealers to the Subadviser for its use and to such other considerations as the Trust's Board of Trustees may direct or authorize from time to time.

          Nothing in this Agreement shall be implied to prevent (i) the Manager from engaging other subadvisers to provide investment advice and other services in relation to series of the Trust, or a portion of the portfolio assets of any such series, for which the Subadviser does not provide such services, or to prevent the Manager from providing such services itself in relation to such series; or (ii) the Subadviser from providing investment advice and other services to other funds or clients.

          In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and except as expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust, the Funds, any other series of the Trust or the Manager in any way or otherwise be deemed to be an agent of the Trust, the Funds, any other series of the Trust or the Manager.

          6. Term of Agreement. This Agreement shall become effective as of the date first written above or such later date as the shareholders may approve this Agreement, and shall continue in full force and effect until September 30, 2001, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act, if the Subadviser shall not have notified the Manager in writing at least 60 days prior to such September 30 or prior to September 30 of any year thereafter that it does not desire such continuance. This Agreement may be terminated at any time, without payment of penalty by a Fund, by vote of the Trust's Board of Trustees or a majority of the outstanding voting securities of the applicable Fund (as defined by the 1940 Act), or by the Manager or by the Subadviser upon 60 days' written notice. This Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act) or upon the termination of the Advisory Agreement or if (a) either party is unable to pay its debts or an administrative or insolvency order is made in respect of a party pursuant to its relevant governing and applicable laws and regulations or (b) a party commits a material breach of any of the terms or conditions of this Agreement and such breach shall continue 30 days after notice in writing, specifying the breach and requiring the same to be remedied, has been given.

          7. Amendments. This Agreement may be amended by consent of the parties hereto provided that the consent of the applicable Fund is obtained in accordance with the requirements of the 1940 Act.

          8. Confidential Treatment. It is understood that any information or recommendation supplied by the Subadviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the

     Manager, the Trust or such persons as the Manager may designate in connection with the Funds. It is also understood that any information supplied to the Subadviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Funds, is to be regarded as confidential and for use only by the Subadviser in connection with its obligation to provide investment advice and other services to the Funds.

          9. Representations and Warranties. The Subadviser hereby represents and warrants as follows:

             (a) The Subadviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

             (b) The Subadviser has all requisite authority to enter into, execute, deliver and perform the Subadviser's obligations under this Agreement;

             (c) The Subadviser's performance of its obligations under this Agreement does not conflict with any law, regulation or order to which the Subadviser is subject; and

             (d) The Subadviser has reviewed the portion of (i) the registration statement filed with the SEC, as amended from time to time, for the Funds ("Registration Statement"), and (ii) each Fund's prospectuses and statements of additional information (including amendments) thereto, in each case in the form received from the Manager with respect to the disclosure about the Subadviser and the Funds of which the Subadviser has knowledge (the "Subadviser and Fund Information") and except as advised in writing to the Manager such Registration Statement, prospectuses and statements of additional information (including amendments) contain, as of their respective dates, no untrue statement of any material fact of which the Subadviser has knowledge and do not omit any statement of a material fact of which the Subadviser has knowledge which was required to be stated therein or necessary to make the statements contained therein not misleading.

          10. Covenants. The Subadviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

             (a) The Subadviser shall maintain the Subadviser's registration as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

             (b) The Subadviser's performance of its obligations under this Agreement shall not conflict with any law, regulation or order to which the Subadviser is then subject;

             (c) The Subadviser shall at all times comply with the Advisers Act and the 1940 Act, and all rules and regulations thereunder, and all other applicable laws and regulations, and the Registration Statement, prospectuses and statements of additional information (including amendments) and with any applicable procedures adopted by the Trust's Board of Trustees, provided that such procedures are substantially similar to those applicable to similar funds for which the Trust's Board of Trustees is responsible and that such procedures are identified in writing to the Subadviser;

             (d) The Subadviser shall promptly notify the Manager and the Fund upon the occurrence of any event that might disqualify or prevent the Subadviser from performing its duties under this Agreement. The Subadviser shall promptly notify the Manager and the Fund if there are any changes to its organizational structure or the Subadviser has become the subject of any adverse regulatory action imposed by any regulatory body or self-regulatory organization. The Subadviser further agrees to notify the Manager of any changes relating to it or the provision of services by it that would cause the Registration Statement, prospectuses or statements of additional information (including amendments) for the Funds to contain any untrue statement of a material fact or to omit to state a material fact which is required to be stated therein or is necessary to make the statements contained therein not misleading, in each case relating to Subadviser and Fund Information; and

             (e) The Subadviser will manage the portion of each Fund's portfolio assets for which it serves as subadviser under this Agreement in a manner consistent with the Fund's status as a regulated investment company under Subchapter M of the Internal Revenue Code.

     11. Use of Names.

             (a) The Subadviser acknowledges and agrees that the names Ivy Fund and Ivy Management, Inc., and abbreviations or logos associated with those names, are the valuable property of the Manager and its affiliates; that the Funds, the Manager and their affiliates have the right to use such names, abbreviations and logos; and that the Subadviser shall use the names Ivy Fund and Ivy Management, Inc., and associated abbreviations and logos, only in connection with the Subadviser's performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, the Subadviser agrees to obtain prior written approval from the Manager before using or referring to Ivy Fund, and Ivy Management, Inc., or the Funds or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Subadviser from referring to the performance of the Funds in the Subadviser's marketing material as long as such marketing material does not constitute "sales literature" or "advertising" for the Funds, as those terms are used in the rules, regulations and guidelines of the SEC and the National Association of Securities Dealers, Inc.

             (b) The Manager acknowledges that "Henderson" and "Henderson Global Investors" and abbreviations or logos associated with those names are valuable property of the AMP group of companies and are distinctive in connection with investment advisory and related services provided by the Subadviser, the "Henderson" name is a property right of the Subadviser, and the "Henderson" and "Henderson Global Investors" names are understood to be used by each Fund upon the conditions hereinafter set forth; provided that each Fund may use such names only so long as the Subadviser shall be retained as the investment subadviser of the Fund pursuant to the terms of this Agreement.

             (c) The Subadviser acknowledges that each Fund and its agents may use the "Henderson" and "Henderson Global Investors" names in connection with accurately describing the activities of the Fund, including use with marketing and other promotional and informational material relating to the Fund with the prior written approval always of the Subadviser. In the event that the Subadviser shall cease to be the investment subadviser of a Fund, then the Fund at its own or the Manager's expense, upon the Subadviser's written request: (i) shall cease to use the Subadviser's name for any commercial purpose; and (ii) shall use its best efforts to cause the Fund's officers and trustees to take any and all actions which may be necessary or desirable to effect the foregoing and to reconvey to the Subadviser all rights which a Fund may have to such name. The Manager agrees to take any and all reasonable actions as may be necessary or desirable to effect the foregoing and Subadviser agrees to allow the Funds and their agents a reasonable time to effectuate the foregoing.

             (d) The Subadviser hereby agrees and consents to the use of the Subadviser's name upon the foregoing terms and conditions.

          12. Reports by the Subadviser and Records of the Funds. The Subadviser shall furnish the Manager monthly, quarterly and annual reports concerning transactions and performance of the Funds, including information required to be disclosed in the Trust's Registration Statement, in such form as may be mutually agreed. The Subadviser shall permit the financial statements, books and records with respect to the Funds to be inspected and audited by the Trust, the Manager or their agents at all reasonable times during normal business hours. The Subadviser shall immediately notify and forward to both the Manager and legal counsel for the Trust any legal process served upon it on behalf of the Manager or the Trust. The Subadviser shall promptly notify the Manager of any changes in any information concerning the Subadviser of which the Subadviser becomes aware that would be required to be disclosed in the Trust's Registration Statement.

          In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser agrees that all records it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust or the Manager any such records upon the Trust's or the Manager's request. The Subadviser further agrees to maintain for the Trust the records the Trust is required to maintain under Rule 31a-1(b) insofar as such records relate to the investment affairs of each Fund. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for the Trust.

          13. Indemnification. The Subadviser agrees to indemnify and hold harmless the Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Manager and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act"), controls ("controlling person") the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager, the Trust or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of Subadviser's responsibilities as subadviser of the Funds (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence of the Subadviser, any of the Subadviser's employees or representatives or any affiliate of or any person acting on behalf of the Subadviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, prospectuses or statements of additional information covering the Funds or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Subadviser to the Manager, the Trust or any affiliated person of the Manager or the Trust expressly for use in the Trust's Registration Statement, or upon verbal information confirmed by the Subadviser in writing expressly for use in the Trust's Registration Statement or (3) to the extent of, and as a result of, the failure of the Subadviser to execute, or cause to be executed, portfolio transactions according to the standards and requirements of the 1940 Act; provided, however, that in no case is the Subadviser's indemnity in favor of the Manager or any affiliated person or controlling person of the Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

          The Manager agrees to indemnify and hold harmless the Subadviser, any affiliated person of the Subadviser and each controlling person of the Subadviser against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Subadviser or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities as investment manager of the Funds
     (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence of the Manager, any of the Manager's employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, prospectuses or statements of additional information covering the Funds or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by the Subadviser, or any affiliated person of the Subadviser, expressly for use in the Trust's Registration Statement or other than upon verbal information confirmed by the Subadviser in writing expressly for use in the Trust's Registration Statement; provided, however, that in no case is the Manager's indemnity in favor of the Subadviser or any affiliated person or controlling person of the Subadviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

          14. Jurisdiction. The Subadviser irrevocably submits to the jurisdiction of any state or U.S. federal court sitting in the Commonwealth of Massachusetts over any suit, action or proceeding arising out of or relating to this proposal and the agreement contemplated herein. The Subadviser irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. The Subadviser agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Subadviser, and may be enforced to the extent permitted by applicable law in any court of the jurisdiction of which the Subadviser is subject by a suit upon such judgment, provided that service of process is effected upon the Subadviser in the manner specified in the following paragraph or as otherwise permitted by law.

          As long as the agreement contemplated herein remains in effect, the Subadviser will at all times have an authorized agent in the Commonwealth of Massachusetts upon whom process may be served in any legal action or proceeding in a state or U.S. federal court sitting in the Commonwealth of Massachusetts over any suit, action or proceeding arising out of or relating to this proposal or the agreement contemplated herein. The Subadviser hereby appoints CT Corporation System as its agent for such purpose, and covenants and agrees that service of process in any such legal action or proceeding may be made upon it at the office of such agent at 2 Oliver Street, Boston, MA 02019 (or at such other address in the Commonwealth of Massachusetts, as said agent may designate by written notice to the Subadviser and the Manager). The Subadviser hereby consents to the process being served in any suit, action or proceeding of the nature referred to in the preceding paragraph by service upon such agent together with the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of the Subadviser set forth in Section 15 below or to any other address of which the Subadviser shall have given written notice to the Manager. The Subadviser irrevocably waives, to the fullest extent permitted by law, all claim of error by reason of any such service (but does not waive any right to assert lack of subject matter jurisdiction) and agrees that such service (i) shall be deemed in every respect effective service of process upon the Subadviser in any suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to the Subadviser.

          Nothing in this Section 14 shall affect the right of the Manager to serve process in any manner permitted by law or limit the right of the Manager to bring proceedings against the Subadviser in the courts of any jurisdiction or jurisdictions.

          15. Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered or sent by pre-paid first class letter post to the following addresses or to such other address as the relevant addressee shall hereafter notify for such purpose to the others by notice in writing and shall be deemed to have been given at the time of delivery.

       If to the Manager:

        IVY MANAGEMENT, INC.
        Via Mizner Financial Plaza
        700 South Federal Highway
        Boca Raton, FL 33432, U.S.A.
        Attention: Keith J. Carlson

       If to the Trust:

        IVY FUND
        Via Mizner Financial Plaza
        700 South Federal Highway
        Boca Raton, FL 33432, U.S.A.
        Attention: Keith J. Carlson

       If to the Subadviser:

        HENDERSON INVESTMENT MANAGEMENT LIMITED
        4 Broadgate
        London EC2M 2DA
        United Kingdom
        Attention: Sean Dranfield and the Company Secretary

          16. Limitation of Liability of the Trust, its Trustees, and Shareholders. It is understood and expressly stipulated that none of the trustees, officers, agents, or shareholders of any series of the Trust shall be personally liable hereunder. It is understood and acknowledged that all persons dealing with any series of the Trust must look solely to the property of such series for the enforcement of any claims against that series as neither the trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of any series of the Trust. No series of the Trust shall be liable for the obligations or liabilities of any other series of the Trust.

          17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

          18. Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors.

          19. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute a single instrument.

          IN WITNESS WHEREOF, IVY MANAGEMENT, INC. AND HENDERSON INVESTMENT MANAGEMENT LIMITED have each caused this instrument to be signed in duplicate on its behalf by the officer designated below thereunto duly authorized.

                                          IVY MANAGEMENT, INC.

                                          By:
                                             -----------------------------------
                                              Title:

                                          HENDERSON INVESTMENT MANAGEMENT
                                          LIMITED

                                          By:
                                             -----------------------------------
                                              Title:

                                   SCHEDULE A

                        TO SUBADVISORY AGREEMENT BETWEEN
        IVY MANAGEMENT, INC. AND HENDERSON INVESTMENT MANAGEMENT LIMITED
                             DATED

                             ---------------------

Funds:

IVY INTERNATIONAL SMALL COMPANIES FUND:  100% of Fund's net assets

IVY EUROPEAN OPPORTUNITIES FUND:  100% of Fund's net assets

                                   SCHEDULE B

                        TO SUBADVISORY AGREEMENT BETWEEN
        IVY MANAGEMENT, INC. AND HENDERSON INVESTMENT MANAGEMENT LIMITED
                             DATED

                             ---------------------

Fee schedule:

IVY INTERNATIONAL SMALL COMPANIES FUND: payable monthly at an annual rate of 0.22% of the portion of the Fund's average daily net assets managed by the Subadviser.

IVY EUROPEAN OPPORTUNITIES FUND: payable monthly at an annual rate of 0.22% of the portion of the Fund's average daily net assets managed by the Subadviser.

                                   EXHIBIT E

                       FORM OF NEW SUBADVISORY AGREEMENT
                     WITH PETER CUNDILL & ASSOCIATES, INC.

     AGREEMENT made as of the      day of             ,      , between IVY
MANAGEMENT, INC., 700 South Federal Highway, Boca Raton, Florida 33432 U.S.A., a Massachusetts corporation (hereinafter called the "Manager"), and PETER CUNDILL & ASSOCIATES, INC., a corporation incorporated under the laws of Delaware at PO Box 50133, Santa Barbara, CA 93150 USA (hereinafter called the "Subadviser").

     WHEREAS, Ivy Fund (the "Trust") is a Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Manager has entered into a Master Business Management and
Investment Advisory Agreement dated           ,      , as amended (the "Advisory
Agreement"), with the Trust, pursuant to which the Manager acts as investment adviser to the portfolio assets of certain series of the Trust listed on Schedule A hereto, as amended from time to time (each a "Fund" and, collectively, the "Funds"); and

     WHEREAS, the Manager desires to utilize the services of the Subadviser as investment subadviser with respect to certain portfolio assets of each Fund; and

     WHEREAS, the Subadviser is willing to perform such services on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

          1. Duties of the Subadviser. The Subadviser will serve the Manager as investment subadviser with respect to certain portfolio assets of each Fund, as set forth on the attached Schedule A.

             (a) As investment subadviser to the Funds, the Subadviser is hereby authorized and directed and hereby agrees, in accordance with the Subadviser's best judgment and subject to the stated investment objectives, policies and restrictions of the Funds as set forth in the current prospectuses and statements of additional information of the Trust (including amendments) and in accordance with the Trust's Declaration of Trust, as amended, and By-laws governing the offering of its shares (collectively, the "Trust Documents"), the 1940 Act and the provisions of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), relating to regulated investment companies, and subject to such resolutions as from time to time may be adopted by the Trust's Board of Trustees, and provided that the Trust Documents are all furnished to the Subadviser, to develop, recommend and implement such investment program and strategy for the Funds as may from time to time be most appropriate to the achievement of the investment objectives of the Funds as stated in the aforesaid prospectuses, to provide research and analysis relative to the investment program and investments of the Funds, to determine what securities should be purchased and sold and to monitor on a continuing basis the performance of the portfolio securities of the Funds.

             (b) The Subadviser agrees to comply with the investment objective and policies as set out in the Funds registration statement in providing its investment advisory services and to notify the Manager on a timely basis of any lapse in compliance with the objective and policies.

             (c) The Subadviser shall (i) comply with all reasonable requests of the Trust (through the Manager) for information, including information required in connection with the Trust's filings with the Securities and Exchange Commission (the "SEC") and state securities commissions, and
        (ii) provide such other services as the Subadviser shall from time to time determine to be necessary or useful to the administration of the Funds.

             (d) The Subadviser shall furnish to the Manager for distribution to the Trust's Board of Trustees periodic reports on the investment performance of each Fund and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

             (e) On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other customers, the Subadviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Subadviser also may purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund involved and to such other customers. In no instance, however, will a Fund's assets be purchased from or sold to the Manager, the Subadviser, the Trust's principal underwriter, or any affiliated person of either the Trust, the Manager, the Subadviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

             (f) Consistent with U.S. securities laws, the Subadviser agrees to adopt written trade allocation procedures that are "fair and equitable" to its clients which are consistent with the investment policies set out in the prospectuses and statements of additional information (including amendments) of the Funds or as the Trust's Board of Trustees may direct from time to time. The Subadviser also agrees to effect securities transactions in client accounts consistent with the allocation system described in such written procedures, to keep accurate records of such transactions and to fully disclose such trade allocation procedures and practices to clients.

             (g) The Subadviser shall provide the Funds' custodian on each business day with information relating to all transactions concerning each Fund's assets and shall provide the Manager with such information upon request of the Manager.

             (h) The investment advisory services provided by the Subadviser under this Agreement are not to be deemed exclusive and the Subadviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Manager or the Trust.

             (i) The Subadviser shall promptly notify the Manager of any financial condition that is likely to impair the Subadviser's ability to fulfill its commitment under this Agreement.

          2. Delivery of Documents to the Manager. The Subadviser has furnished the Manager with copies of each of the following documents:

             (a) The Subadviser's current Form ADV and any amendments thereto, if applicable;

             (b) The Subadviser's most recent audited balance sheet;

             (c) Separate lists of persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to the custodian and the fund accounting agent of Trust assets for the Funds; and

             (d) The Code of Ethics of the Subadviser as currently in effect.

             The Subadviser will furnish the Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Additionally, the Subadviser will provide to the Manager such other documents relating to its services under this Agreement as the Manager may reasonably request on a periodic basis. Such amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to the Subadviser.

          3. Expenses. The Subadviser shall pay all of its expenses arising from the performance of its obligations under this Agreement.

          4. Compensation. The Manager shall pay to the Subadviser for its services hereunder, and the Subadviser agrees to accept as full compensation therefor, a fee with respect to each Fund as set forth on Schedule B. Such fee shall be accrued daily on the basis of the value of the portion of the average daily net assets of the applicable Fund as are then being managed by the Subadviser and shall be payable monthly. If the Subadviser shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated accordingly.

          5. Purchase and Sale of Securities. The Subadviser will determine the securities to be purchased or sold with respect to the portion of each Fund's portfolio assets being managed by it, and shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Subadviser shall deem appropriate in order to carry out the policy with respect to allocation of portfolio transactions as described in section 1.(f) of this Agreement and statements of additional information (including amendments) of the Funds. In providing the Funds with investment management and supervision, it is recognized that the Subadviser will seek the most favorable price and execution, and, consistent with such policy, may give consideration to the research services furnished by brokers or dealers to the Subadviser for its use and to such other considerations as the Trust's Board of Trustees may direct or authorize from time to time.

          Nothing in this Agreement shall be implied to prevent: (i) the Manager from engaging other subadvisers to provide investment advice and other services in relation to series of the Trust, or a portion of the portfolio assets of any such series, for which the Subadviser does not provide such services, or to prevent the Manager from providing such services itself in relation to such series; or (ii) the Subadviser from providing investment advice and other services to other funds or clients.

          In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and except as expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust, the Funds, any other series of the Trust or the Manager in any way or otherwise be deemed to be an agent of the Trust, the Funds, any other series of the Trust or the Manager.

          6. Term of Agreement. This Agreement shall become effective as of the date first written above or such later date as the shareholders may approve the Agreement, and shall continue in full force and effect until September 30, 2001, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act, if the Subadviser shall not have notified the Manager in writing at least 60 days prior to such September 30 or prior to September 30 of any year thereafter that it does not desire such continuance. This Agreement may be terminated at any time, without payment of penalty by a Fund, by vote of the Trust's Board of Trustees or a majority of the outstanding voting securities of the applicable Fund (as defined by the 1940 Act), or by the Manager upon 30 days' written notice or by the Subadviser upon 120 days' written notice. This Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act) or upon the termination of the Advisory Agreement, or if (a) either party is unable to pay its debts or an administrative or insolvency order is made in respect of a party pursuant to its relevant governing and applicable laws and regulations.

          7. Amendments. This Agreement may be amended by consent of the parties hereto provided that the consent of the applicable Fund is obtained in accordance with the requirements of the 1940 Act.

          8. Confidential Treatment. It is understood that any information or recommendation supplied by the Subadviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Manager, the Trust or such persons as the Manager may designate in connection with the Funds. It is also understood that any information supplied to the Subadviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Funds, is to be regarded as confidential and for use only by the Subadviser in connection with its obligation to provide investment advice and other services to the Funds.

          9. Representations and Warranties. The Subadviser hereby represents and warrants as follows:

             (a) The Subadviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

             (b) The Subadviser has all requisite authority to enter into, execute, deliver and perform the Subadviser's obligations under this Agreement;

             (c) The Subadviser's performance of its obligations under this Agreement does not conflict with any law, regulation or order to which the Subadviser is subject; and

             (d) The Subadviser has reviewed the portion of (i) the registration statement filed with the SEC, as amended from time to time, for the Funds ("Registration Statement"), and (ii) each Fund's prospectuses and statements of additional information (including amendments) thereto, in each case in the form received from the Manager with respect to the disclosure about the Subadviser and the Funds of which the Subadviser has knowledge ("Subadviser and Fund Information") and except as advised in writing to the Manager such Registration Statement, prospectuses and statements of additional information (including amendments) contain, as of their respective dates, no untrue statement of any material fact of which the Subadviser has knowledge and do not omit any statement of a material fact of which the Subadviser has knowledge which was required to be stated therein or necessary to make the statements contained therein not misleading.

          10. Covenants. The Subadviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

             (a) The Subadviser shall maintain the Subadviser's registration as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

             (b) The Subadviser's performance of its obligations under this Agreement shall not conflict with any law, regulation or order to which the Subadviser is then subject;

             (c) The Subadviser shall at all times comply with the Advisers Act and the 1940 Act, and all rules and regulations thereunder, and all other applicable laws and regulations, and the Registration Statement, prospectuses and statements of additional information (including amendments) and with any applicable procedures adopted by the Trust's Board of Trustees, provided that such procedures are substantially similar to those applicable to similar funds for which the Trust's Board of Trustees is responsible and that such procedures are identified in writing to the Subadviser;

             (d) The Subadviser shall promptly notify the Manager and the Fund upon the occurrence of any event that might disqualify or prevent the Subadviser from performing its duties under this Agreement. The Subadviser shall promptly notify the Manager and the Fund if there are any changes to its organizational structure or the Subadviser has become the subject of any adverse regulatory action imposed by any regulatory body or self-regulatory organization. The Subadviser further agrees to notify the Manager of any changes relating to it or the provision of services by it that would cause the Registration Statement, prospectuses or statements of additional information (including amendments) for the Funds to contain any untrue statement of a material fact or to omit to state a material fact which is required to be stated therein or is necessary to make the statements contained therein not misleading, in each case relating to Subadviser and Fund Information;

             (e) The Subadviser will manage the portion of each Fund's portfolio assets for which it serves as subadviser under this Agreement in a manner consistent with the Fund's status as a regulated investment company under Subchapter M of the Internal Revenue Code; and

             (f) The Subadviser shall exercise its powers and discharge its duties as adviser honestly, in good faith and in the best interests of the Funds and shall exercise the degree of care, diligence and skill that a reasonably prudent person would exercise in the circumstances; provided, that if it has fulfilled its standard of care obligation, the Subadviser will not be liable for any loss sustained by reason of the adoption or implementation of any investment objective or policy or the purchase, sale or retention of any portfolio investment by and on behalf of the Funds.

          11. Use of Names.

             (a) The Subadviser acknowledges and agrees that the names Ivy Fund and Ivy Management, Inc., and abbreviations or logos associated with those names, are the valuable property of the Manager and its affiliates; that the Funds, the Manager and their affiliates have the right to use such names, abbreviations and logos; and that the Subadviser shall use the names Ivy Fund and Ivy Management, Inc., and associated abbreviations and logos, only in connection with the Subadviser's performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, the Subadviser agrees to obtain prior written approval from the Manager before using or referring to Ivy Fund, and Ivy Management, Inc., or the Funds or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Subadviser from referring to the performance of the Funds in the Subadviser's marketing material as long as such marketing material does not constitute "sales literature" or "advertising" for the Funds, as those terms are used in the rules, regulations and guidelines of the SEC and the National Association of Securities Dealers, Inc.

             (b) The Subadviser acknowledges that each Fund and its agents may use the "Cundill" and "Peter Cundill" names in connection with accurately describing the activities of the Fund, including use with marketing and other promotional and informational material relating to the Fund. The Subadviser hereby agrees and consents to the use of the Subadviser's name upon the foregoing terms and conditions.

             (c) The Subadviser acknowledges that each Fund and its agents may use the "Cundill" name in conjunction with accurately describing the activities of the Fund, including use with marketing and other promotional materials relating to the Fund with prior written approval always of the Subadviser. In the event that the Subadviser shall cease to be the Manager's subadviser of a Fund, then the Fund at its own or the Manager's expense, upon the Subadviser's written request: (i) shall cease to use the Subadviser's name for any commercial purpose; and (ii) shall use its best efforts to cause the Fund's officers and trustees to take any and all actions which may be necessary or desirable to effect the foregoing and to reconvey to the Subadviser all rights which a Fund may have to such name. The Manager agrees to take any and all reasonable actions as may be necessary or desirable to effect the foregoing and the Subadviser agrees to allow the Funds and their agents a reasonable time to effectuate the foregoing.

             (d) The Subadviser hereby agrees and consents to the use of the Subadviser's name upon the foregoing terms and conditions.

          12. Reports by the Subadviser and Records of the Funds. The Subadviser shall furnish the Manager monthly, quarterly and annual reports concerning transactions and performance of the Funds, including information required to be disclosed in the Trust's Registration Statement, in such form as may be mutually agreed. The Subadviser shall permit the financial statements, books and records with respect to the Funds to be inspected and audited by the Trust, the Manager or their agents at all reasonable times during normal business hours. The Subadviser shall immediately notify and forward to both the Manager and legal counsel for the Trust any legal process served upon it on behalf of the Manager or the Trust. The Subadviser shall promptly notify the Manager of any changes in any information concerning the Subadviser of which the Subadviser becomes aware that would be required to be disclosed in the Trust's Registration Statement.

          In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser agrees that all records it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust or the Manager any such records upon the Trust's or the Manager's request. The Subadviser further agrees to maintain for the Trust the records the Trust is required to maintain under Rule 31a-1(b) insofar as such records relate to the investment affairs of each Fund. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for the Trust.

          13. Indemnification. The Subadviser agrees to indemnify and hold harmless the Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Manager and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act"), controls ("controlling person") the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager, the Trust or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Subadviser's responsibilities as subadviser of the Funds (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence of the Subadviser, any of the Subadviser's employees or representatives or any affiliate of or any person acting on behalf of the Subadviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, prospectuses or statements of additional information covering the Funds or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Subadviser to the Manager, the Trust or any affiliated person of the Manager or the Trust expressly for use in the Trust's Registration Statement, or upon verbal information confirmed by the Subadviser in writing expressly for use in the Trust's Registration Statement or (3) to the extent of, and as a result of, the failure of the Subadviser to execute, or cause to be executed, portfolio transactions according to the standards and requirements of the 1940 Act; provided, however, that in no case is the Subadviser's indemnity in favor of the Manager or any affiliated person or controlling person of the Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

          The Manager agrees to indemnify and hold harmless the Subadviser against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Subadviser or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities as investment manager of the Funds (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence of the Manager, any of the Manager's employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, prospectuses or statements of additional information covering the Funds or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by the Subadviser, or any affiliated person of the Subadviser, expressly for use in the Trust's Registration Statement or other than upon verbal information confirmed by the Subadviser in writing expressly for use in the Trust's Registration Statement; provided, however, that in no case is the Manager's indemnity in favor of the Subadviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

          14. Assignment by the Subadviser. This Agreement shall not be assigned by the Subadviser to any other person or company without the Manager's prior written consent.

          15. Jurisdiction. The Subadviser irrevocably submits to the jurisdiction of any state or U.S. federal court sitting in the Commonwealth of Massachusetts over any suit, action or proceeding arising out of or relating to this proposal and the agreement contemplated herein. The Subadviser irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. The Subadviser agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Subadviser, and may be enforced to the extent permitted by applicable law in any court of the jurisdiction of which the Subadviser is subject by a suit upon such judgment, provided that service of process is effected upon the Subadviser in the manner specified in the following paragraph or as otherwise permitted by law.

          As long as the agreement contemplated herein remains in effect, the Subadviser will at all times have an authorized agent in the Commonwealth of Massachusetts upon whom process may be served in any legal action or proceeding in a state or U.S. federal court sitting in the Commonwealth of Massachusetts over any suit, action or proceeding arising out of or relating to this proposal or the agreement contemplated herein. The Subadviser hereby appoints CT Corporation System as its agent for such purpose, and covenants and agrees that service of process in any such legal action or proceeding may be made upon it at the office of such agent at 2 Oliver Street, Boston, MA 02019 (or at such other address in the Commonwealth of Massachusetts, as said agent may designate by written notice to the Subadviser and the Manager). The Subadviser hereby consents to the process being served in any suit, action or proceeding of the nature referred to in the preceding paragraph by service upon such agent together with the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of the Subadviser set forth in Section 16 below or to any other address of which the Subadviser shall have given written notice to the Manager. The Subadviser irrevocably waives, to the fullest extent permitted by law, all claim of error by reason of any such service (but does not waive any right to assert lack of subject matter jurisdiction) and agrees that such service (i) shall be deemed in every respect effective service of process upon the Subadviser in any suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to the Subadviser.

          Nothing in this Section 15 shall affect the right of the Manager to serve process in any manner permitted by law or limit the right of the Manager to bring proceedings against the Subadviser in the courts of any jurisdiction or jurisdictions.

          16. Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered or sent by pre-paid first class letter post to the following addresses or to such other address as the relevant addressee shall hereafter notify for such purpose to the others by notice in writing and shall be deemed to have been given at the time of delivery.

       If to the Manager:

        IVY MANAGEMENT, INC.
        Via Mizner
        Financial Plaza
        700 South Federal Highway
        Boca Raton, FL 33432, U.S.A.
        Attention: Keith J. Carlson

       If to the Trust:

        IVY FUND
        Via Mizner Financial Plaza
        700 South Federal Highway
        Boca Raton, FL 33432, U.S.A.
        Attention: Keith J. Carlson

       If to the Subadviser:

        PETER CUNDILL & ASSOCIATES, INC.
        PO Box 50133
        Santa Barbara, CA 93108 USA
        Attn: Brian L. McDermott

        With a copy to:
        Cundill Investment Research Ltd.
        1200 1100 Melville Street
        Vancouver, British Columbia V6E 4A6
        Attn: Mr. Andrew C. Parkinson

          17. Limitation of Liability of the Trust, its Trustees, and Shareholders. It is understood and expressly stipulated that none of the trustees, officers, agents, or shareholders of any series of the Trust shall be personally liable hereunder. It is understood and acknowledged that all persons dealing with any series of the Trust must look solely to the property of such series for the enforcement of any claims against that series as neither the trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of any series of the Trust. No series of the Trust shall be liable for the obligations or liabilities of any other series of the Trust.

          18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

          19. Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors.

          20. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute a single instrument.

     IN WITNESS WHEREOF, Ivy Management, Inc. and Peter Cundill & Associates, Inc. have each caused this instrument to be signed in duplicate on its behalf by the officer designated below thereunto duly authorized.

                                          IVY MANAGEMENT, INC.

                                          By:
                                             -----------------------------------
                                              Title:

                                          PETER CUNDILL & ASSOCIATES, INC.

                                          By:
                                             -----------------------------------
                                              Title:

                                   SCHEDULE A

                        TO SUBADVISORY AGREEMENT BETWEEN
           IVY MANAGEMENT, INC. AND PETER CUNDILL & ASSOCIATES, INC.
                             DATED

                             ---------------------

Funds:

IVY CUNDILL VALUE FUND:  100% of Fund's net assets

                                   SCHEDULE B

                        TO SUBADVISORY AGREEMENT BETWEEN
           IVY MANAGEMENT, INC. AND PETER CUNDILL & ASSOCIATES, INC.
                              DATED

                             ---------------------

Fee schedule:

FUND NET ASSETS (U.S. $MILLIONS)                     ADVISORY FEE ANNUAL RATE
--------------------------------                     ------------------------
All Net Assets                                                 0.50%

Fees are subject to renegotiation based on assets under management.

                                   APPENDIX 1

                                   THE FUNDS

                                 IVY BOND FUND
                             IVY CUNDILL VALUE FUND
                          IVY DEVELOPING MARKETS FUND
                        IVY EUROPEAN OPPORTUNITIES FUND
                                IVY GLOBAL FUND
                       IVY GLOBAL NATURAL RESOURCES FUND
                      IVY GLOBAL SCIENCE & TECHNOLOGY FUND
                                IVY GROWTH FUND
                             IVY INTERNATIONAL FUND
                         IVY INTERNATIONAL GROWTH FUND
                     IVY INTERNATIONAL SMALL COMPANIES FUND
                          IVY INTERNATIONAL VALUE FUND
                             IVY MONEY MARKET FUND
                         IVY PACIFIC OPPORTUNITIES FUND
                             IVY US BLUE CHIP FUND
                          IVY US EMERGING GROWTH FUND

                                   APPENDIX 2

                          DATES RELATING TO AGREEMENTS

                                                                                      DATE TO
                                                 DATE FORMER      DATE FORMER      WHICH FORMER       DATE FORMER
                                  DATE OF         AGREEMENT      AGREEMENT LAST      AGREEMENT       AGREEMENT WAS
                              COMMENCEMENT OF      BECAME         APPROVED BY        WAS LAST        LAST APPROVED
                               OPERATIONS OF    APPLICABLE TO      BOARD WITH      CONTINUED FOR   BY SHAREHOLDERS/
FUND                               FUND:            FUND:       RESPECT TO FUND:       FUND:       SOLE SHAREHOLDER:
----                          ---------------   -------------   ----------------   -------------   -----------------
Ivy Bond Fund...............     09/06/85         12/31/94          08/24/00         08/24/01          12/31/94*
Ivy Cundill Value Fund......     04/17/00         04/14/00          08/24/00         08/24/01          03/15/00
Ivy Developing Markets
  Fund......................     11/01/94         10/29/94          08/24/00         08/24/01          10/28/94
Ivy European Opportunities
  Fund......................     04/30/99         04/30/99          08/24/00         08/24/01          04/28/99
Ivy Global Fund.............     04/18/91         12/31/94          08/24/00         08/24/01          12/15/94**
Ivy Global Science &
  Technology Fund...........     07/17/96         07/17/96          08/24/00         08/24/01          07/16/96
Ivy Growth Fund.............     09/01/61         12/31/91          08/24/00         08/24/01          12/30/91+
Ivy International Fund......     04/01/86         12/31/91          08/24/00         08/24/01          12/30/91+
Ivy International Growth
  Fund......................     12/29/00         12/08/00          08/24/00         08/24/01          12/08/00
Ivy International Small
  Companies Fund............     01/01/97         12/31/96          08/24/00         08/24/01          12/13/96
Ivy International Value
  Fund......................     05/13/97         04/29/97          08/24/00         08/24/01          04/30/97
Ivy Money Market Fund.......     04/03/87         12/31/91          08/24/00         08/24/01          12/30/91+
Ivy Pacific Opportunities
  Fund......................     10/23/93         10/23/93          08/24/00         08/24/01          10/23/93
Ivy US Blue Chip Fund.......     11/02/98         11/02/98          08/24/00         08/24/01          10/19/98
Ivy US Emerging Growth
  Fund......................     03/03/93         03/05/93          08/24/00         08/24/01          04/30/93

---------------

 * Submitted to a vote of the shareholders because the Fund (formerly Mackenzie Fixed Income Trust) was reorganized as a series of Ivy Fund.
** Submitted to a vote of the shareholders because the Fund (formerly Mackenzie
   Global Fund, d/b/a Ivy Global Fund) was reorganized as a series of Ivy Fund. + Submitted to a vote of the shareholders because the acquisition of IMI by
   MIMI caused a "change in control" of IMI.

                                   APPENDIX 3

           FEE RATES PAYABLE UNDER FORMER AGREEMENT AND NEW AGREEMENT

                                      FEE RATES PAYABLE TO IMI UNDER
FUND:                                   FORMER AND NEW AGREEMENTS:
-----                                 ------------------------------
Ivy Bond Fund*                      0.50% of the first $500 million;
                                    and
                                    0.40% of average net assets
                                    greater than $500 million
Ivy Cundill Value Fund              1.00%
Ivy Developing Markets Fund         1.00%
Ivy European Opportunities Fund     1.00% of the first $250 million;
                                    0.85% of the next $250 million;
                                    and
                                    0.75% of average net assets
                                    greater than $500 million
Ivy Global Fund                     1.00%
Ivy Global Science & Technology     1.00%
  Fund
Ivy Growth Fund                     0.85% of the first $350 million;
                                    and
                                    0.75% of average net assets
                                    greater than $350 million
Ivy International Fund*             1.00% of the first $2.0 billion;
                                    0.90% of the next $500 million;
                                    0.80% of the next $500 million;
                                    and
                                    0.70% of average net assets
                                    greater than $3 billion
Ivy International Growth Fund       1.00%
Ivy International Small Companies   1.00%
  Fund
Ivy International Value Fund        1.00%
Ivy Money Market Fund               0.40%
Ivy Pacific Opportunities Fund      1.00%
Ivy US Blue Chip Fund               0.75%
Ivy US Emerging Growth Fund         0.85%

---------------

* Effective September 1, 2000.

                                   APPENDIX 4

                 OFFICERS AND DIRECTORS OF IMI, MFC AND CUNDILL
                                      AND
                   CERTAIN TRUSTEES AND OFFICERS OF THE TRUST

NAME:                     POSITION:          ADDRESS:      PRINCIPAL OCCUPATION:
-----                     ---------          --------      ---------------------
Paul P. Baran          Senior Vice       Via Mizner        Senior Vice President
                       President of IMI  Financial Plaza   of IMI (1998 to
                                         700 South         present); Vice
                                         Federal Highway   President of
                                         Suite 300         Mackenzie Investment
                                         Boca Raton, FL    Management Inc. (1999
                                         33432             to present); Senior
                                                           Vice President and
                                                           Chief Investment
                                                           Officer of Central
                                                           Fidelity National
                                                           Bank (1987-98).

James W. Broadfoot     President and     Via Mizner        President and Chief
                       Chief Investment  Financial Plaza   Investment Officer of
                       Officer of IMI;   700 South         IMI (1992 to
                       President and     Federal Highway   present); Director,
                       Trustee of Ivy    Suite 300         Senior Vice President
                       Fund              Boca Raton, FL    and Chief Investment
                                         33432             Officer -- US
                                                           Equities of Mackenzie
                                                           Investment Management
                                                           Inc. (1990 to
                                                           present); President
                                                           and Trustee of Ivy
                                                           Fund (1996 to
                                                           present); Director of
                                                           Ivy Mackenzie
                                                           Distributors, Inc.
                                                           (2001 to present);
                                                           Director of Ivy
                                                           Mackenzie Services
                                                           Corp. (2001 to
                                                           present).

NAME:                     POSITION:          ADDRESS:      PRINCIPAL OCCUPATION:
-----                     ---------          --------      ---------------------
Keith J. Carlson       Chairman and      Via Mizner        Chairman and Director
                       Director of IMI;  Financial Plaza   of IMI (1992 to
                       Chairman and      700 South         present); President,
                       Trustee of Ivy    Federal Highway   Chief Executive
                       Fund              Suite 300         Officer and Director
                                         Boca Raton, FL    of Mackenzie
                                         33432             Investment Management
                                                           Inc. (1985 to
                                                           present); Chairman
                                                           and Trustee of Ivy
                                                           Fund (1994 to
                                                           present); President,
                                                           Chief Executive
                                                           Officer and Director
                                                           of Ivy Mackenzie
                                                           Distributors, Inc.
                                                           (1993 to present);
                                                           President, Chairman
                                                           and Director of Ivy
                                                           Mackenzie Services
                                                           Corp. (1993 to
                                                           present).

Alexander Christ       Chairman of MFC   150 Bloor Street  Chairman of MFC (1969
                                         West              to present).
                                         Toronto, Ontario
                                         Canada M5S 3B5

Charles David Clark    Director of MFC   150 Bloor Street  Director of MFC (1994
                                         West              to present).
                                         Toronto, Ontario
                                         Canada M5S 3B5

Gail Carol Annabel     Director of MFC   150 Bloor Street  Director of MFC (1998
  Cook-Bennett                           West              to present);
                                         Toronto, Ontario  Chairperson for
                                         Canada M5S 3B5    Canada Pension Plan
                                                           Investment Board
                                                           (1998 to present);
                                                           Vice-Chairman and
                                                           Director (1982-98).

NAME:                     POSITION:          ADDRESS:      PRINCIPAL OCCUPATION:
-----                     ---------          --------      ---------------------
Dermot George John     Director of MFC   150 Bloor Street  Director of MFC (1994
  Coughlan                               West              to present).
                                         Toronto, Ontario
                                         Canada M5S 3B5

William Grant Crerar   Director of MFC   150 Bloor Street  Director of MFC (1975
                                         West              to present).
                                         Toronto, Ontario
                                         Canada M5S 3B5

Francis Peter Cundill  President of      15 Alton Hill     President of Peter
                       Peter Cundill &   South Hampton,    Cundill & Associates
                       Associates        Bermuda           (Bermuda) Ltd. (1984
                       (Bermuda) Ltd.    SN01              to present).

Philip Fisher          Executive Vice    150 Bloor Street  Executive Vice
  Cunningham           President and     West              President and
                       Director of MFC   Toronto, Ontario  Director of MFC (1983
                                         Canada M5S 3B5    to present).

Alan Joseph Dilworth   Director of MFC   150 Bloor Street  Director of MFC (1999
                                         West              to present); Director
                                         Toronto, Ontario  of Mackenzie
                                         Canada M5S 3B5    Investment Management
                                                           Inc. (1996 to
                                                           present); President
                                                           of Alan J. Dilworth
                                                           Consulting, Inc.
                                                           (1995 to present).

James Thomas Dryburgh  Senior Vice       150 Bloor Street  Senior Vice President
                       President and     West              and Chief Financial
                       Chief Financial   Toronto, Ontario  Officer of MFC (1986
                       Officer of MFC    Canada M5S 3B5    to present).

NAME:                     POSITION:          ADDRESS:      PRINCIPAL OCCUPATION:
-----                     ---------          --------      ---------------------
Richard Gluck          Senior Vice       Via Mizner        Senior Vice President
                       President and     Financial Plaza   and Portfolio Manager
                       Portfolio         700 South         of IMI (1998 to
                       Manager of IMI    Federal Highway   present); Portfolio
                                         Suite 300         Manager for Mackenzie
                                         Boca Raton, FL    Investment Management
                                         33432             Inc. (1998 to
                                                           present); Vice
                                                           President and
                                                           Portfolio Manager for
                                                           Oppenheimer Capital
                                                           (1993-98).

Sean Goldrick          Vice President    Via Mizner        Vice President and
                       and Senior        Financial Plaza   Senior Security
                       Security Analyst  700 South         Analyst of IMI (2000
                       of IMI            Federal Highway   to present); Senior
                                         Suite 300         Security Analyst for
                                         Boca Raton, FL    Mackenzie Investment
                                         33432             Management Inc. (2000
                                                           to present);
                                                           Consultant for CIBC
                                                           Oppenheimer
                                                           (05/99-11/99); Vice
                                                           President and Analyst
                                                           for Scudder Kemper
                                                           Investments
                                                           (1997-99); Manager
                                                           for Credit Suisse
                                                           Investment Management
                                                           (1995-96).

Harold Peter Hands     Executive Vice    150 Bloor Street  Executive Vice
                       President and     West              President and Legal
                       Legal Secretary   Toronto, Ontario  Secretary of MFC
                       of MFC            Canada M5S 3B5    (1987 to present).

NAME:                     POSITION:          ADDRESS:      PRINCIPAL OCCUPATION:
-----                     ---------          --------      ---------------------
Peter Keith Hendrick   Executive Vice    150 Bloor Street  Executive Vice
                       President --      West              President --
                       Investments of    Toronto, Ontario  Investments of MFC
                       MFC               Canada M5S 3B5    (1999 to present);
                                                           Director of MFC
                                                           (1995-99).

James L. Hunter        President, Chief  150 Bloor Street  President, Chief
                       Executive         West              Executive Officer and
                       Officer and       Toronto, Ontario  Director of MFC (1992
                       Director of MFC;  Canada M5S 3B5    to present); Director
                       Director of IMI                     of IMI (1994 to
                                                           present); Director of
                                                           Mackenzie Investment
                                                           Management Inc. (1994
                                                           to present).

Frederick Warren       Director of MFC   150 Bloor Street  Director of MFC (1992
  Hurst                                  West              to present).
                                         Toronto, Ontario
                                         Canada M5S 3B5

Neil Lovatt            Vice Chairman     150 Bloor Street  Vice Chairman and
                       and Chief         West              Chief Investment
                       Investment        Toronto, Ontario  Officer of MFC (1982
                       Officer of MFC;   Canada M5S 3B5    to present); Director
                       Director of IMI                     of IMI (1994 to
                                                           present); Chairman
                                                           and Director of
                                                           Mackenzie Investment
                                                           Management Inc. (1994
                                                           to present).

Lisa A. Lupi           Vice President,   Via Mizner        Vice President,
                       Secretary and     Financial Plaza   Secretary and
                       Director of       700 South         Director of Trading
                       Trading           Federal Highway   Operations of IMI
                       Operations of     Suite 300         (1999 to present).
                       IMI               Boca Raton, FL
                                         33432

NAME:                     POSITION:          ADDRESS:      PRINCIPAL OCCUPATION:
-----                     ---------          --------      ---------------------
Keith Maher            Vice President    Via Mizner        Vice President and
                       and Equity        Financial Plaza   Equity Analyst of IMI
                       Analyst of IMI    700 South         (1998 to present);
                                         Federal Highway   Equity Analyst for
                                         Suite 300         Mackenzie Investment
                                         Boca Raton, FL    Management Inc. (1996
                                         33432             to present); Product
                                                           Manager for Exide
                                                           Electronics (1994-
                                                           96).

Brian Lyn McDermott    Chairman,         1470 East Valley  Chairman, President
                       President and     Road              and Director of Peter
                       Director of       Suite A1          Cundill & Associates
                       Peter Cundill &   Montecito, CA     Inc. (1994 to
                       Associates, Inc.  93108             present).

Alasdair John          Director of MFC   150 Bloor Street  Director of MFC (1994
  McKichan                               West              to present).
                                         Toronto, Ontario
                                         Canada M5S 3B5

Moira McLachlan        Vice President    Via Mizner        Vice President and
                       and Portfolio     Financial Plaza   Portfolio Manager of
                       Manager of IMI    700 South         IMI (1998 to
                                         Federal Highway   present); Research
                                         Suite 300         Analyst for Mackenzie
                                         Boca Raton, FL    Investment Management
                                         33432             Inc. (1995 to
                                                           present); Product
                                                           Manager for
                                                           Americatel (1994-95).

NAME:                     POSITION:          ADDRESS:      PRINCIPAL OCCUPATION:
-----                     ---------          --------      ---------------------
Andrew Parkinson       Secretary and     1200 -- 1100      President of Cundill
                       Treasurer of      Melville Street   Investment Research
                       Peter Cundill &   Vancouver, BC     Ltd. (1998 to
                       Associates, Inc.  Canada V6E 4A6    present); Secretary
                                                           and Treasurer of
                                                           Peter Cundill &
                                                           Associates, Inc.
                                                           (2000 to present).

NAME:                     POSITION:          ADDRESS:      PRINCIPAL OCCUPATION:
-----                     ---------          --------      ---------------------
Sheridan Reilly        Senior Vice       Via Mizner        Senior Vice President
                       President/Chief   Financial Plaza   and Chief Investment
                       Investment        700 South         Officer --
                       Officer --        Federal Highway   International
                       International     Suite 300         Equities of IMI (2000
                       Equities of IMI   Boca Raton, FL    to present); Vice
                                         33432             President and Chief
                                                           Investment Officer --
                                                           International
                                                           Equities of Mackenzie
                                                           Investment Management
                                                           Inc. (2000 to
                                                           present); Senior Vice
                                                           President of Scudder
                                                           Kemper Investments
                                                           (1995-2000).

Paula K. Wolfe         Assistant         Via Mizner        Compliance Manager of
                       Secretary of Ivy  Financial Plaza   Mackenzie Investment
                       Fund              700 South         Management Inc. (1997
                                         Federal Highway   to present);
                                         Suite 300         Assistant Secretary
                                         Boca Raton, FL    of Ivy Fund (1998 to
                                         33432             present); Secretary
                                                           of Ivy Mackenzie
                                                           Distributors, Inc.
                                                           (2001 to present);
                                                           Secretary of Ivy
                                                           Mackenzie Services
                                                           Corp. (2001 to
                                                           present).

NAME:                     POSITION:          ADDRESS:      PRINCIPAL OCCUPATION:
-----                     ---------          --------      ---------------------
Beverly J. Yanowitch   Vice President    Via Mizner        Vice President and
                       and Treasurer of  Financial Plaza   Treasurer of IMI
                       IMI; Treasurer    700 South         (2000 to present);
                       of Ivy Fund       Federal Highway   Vice President, Chief
                                         Suite 300         Financial Officer and
                                         Boca Raton, FL    Treasurer of
                                         33432             Mackenzie Investment
                                                           Management Inc. (1999
                                                           to present); Senior
                                                           Vice President and
                                                           Treasurer of Ivy
                                                           Mackenzie
                                                           Distributors, Inc.
                                                           (1994 to present);
                                                           Senior Vice President
                                                           and Treasurer of Ivy
                                                           Mackenzie Services
                                                           Corp. (2000 to
                                                           present); Treasurer
                                                           of Ivy Fund (2001 to
                                                           present).

                                   APPENDIX 5

                                FEES PAID TO IMI

                                       FEES PAID TO IMI UNDER THE FORMER AGREEMENT
FUND                                   DURING FISCAL YEAR ENDED DECEMBER 31, 2000:
----                                   -------------------------------------------
Ivy Bond Fund                                          $   563,599
Ivy Cundill Value Fund*                                $     5,011
Ivy Developing Markets Fund                            $   147,842
Ivy European Opportunities Fund                        $ 1,937,417
Ivy Global Fund                                        $   163,977
Ivy Global Science & Technology Fund                   $ 1,119,519
Ivy Growth Fund                                        $ 3,041,015
Ivy International Fund                                 $16,525,495
Ivy International Growth Fund**                        $        27
Ivy International Small Companies
  Fund                                                 $   109,655
Ivy International Value Fund                           $ 1,496,637
Ivy Money Market Fund                                  $    98,462
Ivy Pacific Opportunities Fund                         $   183,267
Ivy US Blue Chip Fund                                  $   390,662
Ivy US Emerging Growth Fund                            $ 1,711,602

---------------

 * Commenced operations on April 19, 2000.
** Commenced operations on December 29, 2000.

                                   APPENDIX 6

                        OTHER FUNDS ADVISED BY HENDERSON

     The table below sets forth information regarding investment companies with investment objectives similar to that of either Ivy European Opportunities Fund or Ivy International Small Companies Fund for which Henderson acts as subadviser.

                                                            RATE OF COMPENSATION
                             APPROXIMATE NET ASSETS AS   PAYABLE TO HENDERSON AS OF
NAME OF INVESTMENT COMPANY:    OF FEBRUARY 28, 2001:         DECEMBER 31, 2000:
---------------------------  -------------------------   --------------------------
Seligman Henderson                 $191,500,000          0.50% of daily net assets
Global Fund Series, Inc.:
Global Smaller Companies
Fund

Seligman Portfolios, Inc.:*        $  6,700,000          0.50% of daily net assets
Seligman Henderson
Global Smaller
Companies Portfolio

---------------

* Seligman Portfolios, Inc. is the underlying investment vehicle for certain variable annuity insurance products.

                                   APPENDIX 7

                        FEES PAID TO MIMI, IMSC AND IMDI
                                      AND
                          COMMISSIONS RETAINED BY IMDI
                 DURING THE FISCAL YEAR ENDED DECEMBER 31, 2000

                                                                                                 PERCENTAGE
                                                                                                     OF
                                                                                                   FUND'S
                       FEES PAID TO   FEES PAID TO                                                AGGREGATE
                         MIMI FOR       MIMI FOR                                    AGGREGATE    COMMISSIONS
                         ADMINI-          FUND                                     COMMISSIONS    THAT WERE
                         STRATIVE      ACCOUNTING    FEES PAID TO   FEES PAID TO   RETAINED BY   RETAINED BY
FUND:                   SERVICES:      SERVICES:        IMSC:          IMDI:          IMDI:         IMDI:
-----                  ------------   ------------   ------------   ------------   -----------   -----------
Ivy Bond Fund           $   83,756      $ 68,469      $  226,102     $  394,973     $  4,302        12.7%
Ivy Cundill Value
  Fund*                 $      501      $ 13,677      $      236             --           --          --
Ivy Developing
  Markets Fund          $   14,784      $ 35,622      $   61,668     $  105,640     $    498        12.6%
Ivy European
  Opportunities Fund    $  193,730      $102,729      $  382,815     $1,241,065     $301,849        11.5%
Ivy Global Fund         $   16,398      $ 36,099      $   54,862     $   87,337     $  1,131        15.4%
Ivy Global Natural
  Resources Fund        $    8,477      $ 21,950      $   51,605     $   43,793     $    858        10.6%
Ivy Global Science &
  Technology Fund       $  111,952      $100,718      $  212,067     $  746,164     $ 54,216        13.4%
Ivy Growth Fund         $  360,527      $118,819      $  724,061     $  297,937     $ 15,235        13.6%
Ivy International
  Fund                  $1,564,013      $209,163      $2,928,722     $7,462,896     $ 18,789        10.0%
Ivy International
  Growth Fund**                 --            --              --             --           --          --
Ivy International
  Small Companies
  Fund                  $   10,965      $ 27,559      $   23,726     $   65,076     $ 17,200        12.2%
Ivy International
  Value Fund            $  149,664      $105,049      $  415,102     $1,252,790     $  3,791         4.6%
Ivy Money Market Fund   $   24,615      $ 31,583      $  101,799             --           --          --
Ivy Pacific
  Opportunities Fund    $   18,327      $ 36,878      $   87,770     $   99,419     $  4,040        20.4%
Ivy US Blue Chip Fund   $   52,088      $ 70,254      $  130,656     $  264,872     $  5,219        17.8%
Ivy US Emerging
  Growth Fund           $  201,365      $107,966      $  374,526     $1,193,755     $ 35,768        15.9%

---------------

 * Commenced operations on April 19, 2000.
** Commenced operations on December 29, 2000.

                                   APPENDIX 8

                   FUND SHARES OUTSTANDING ON THE RECORD DATE

                                                       SHARES OUTSTANDING
FUND:                                      CLASS:       ON RECORD DATE:
-----                                      ------      ------------------
Ivy Bond Fund                           Class A           6,344,733.074
Ivy Bond Fund                           Class B           2,405,972.178
Ivy Bond Fund                           Class C             322,636.936
Ivy Bond Fund                           Class I                       0
Ivy Bond Fund                           Advisor Class        22,254.504
Ivy Cundill Value Fund                  Class A                       0
Ivy Cundill Value Fund                  Class B                       0
Ivy Cundill Value Fund                  Class C                       0
Ivy Cundill Value Fund                  Class I                       0
Ivy Cundill Value Fund                  Advisor Class        83,200.919
Ivy Developing Markets Fund             Class A             473,897.146
Ivy Developing Markets Fund             Class B             610,479.444
Ivy Developing Markets Fund             Class C             156,315.631
Ivy Developing Markets Fund             Advisor Class        14,894.657
Ivy European Opportunities Fund         Class A           3,234,109.593
Ivy European Opportunities Fund         Class B           3,298,532.507
Ivy European Opportunities Fund         Class C           2,595,968.955
Ivy European Opportunities Fund         Class I                 961.698
Ivy European Opportunities Fund         Advisor Class     1,054,807.689
Ivy Global Fund                         Class A             696,361.437
Ivy Global Fund                         Class B             419,666.539
Ivy Global Fund                         Class C              17,765.684
Ivy Global Fund                         Advisor Class        14,716.914
Ivy Global Natural Resources Fund       Class A             572,451.461
Ivy Global Natural Resources Fund       Class B             291,662.745
Ivy Global Natural Resources Fund       Class C              43,706.543
Ivy Global Natural Resources Fund       Advisor Class         1,441.420
Ivy Global Science & Technology Fund    Class A           1,194,396.511
Ivy Global Science & Technology Fund    Class B           1,056,501.349
Ivy Global Science & Technology Fund    Class C             314,134.160
Ivy Global Science & Technology Fund    Class I                       0
Ivy Global Science & Technology Fund    Advisor Class        31,099.689
Ivy Growth Fund                         Class A          16,724,763.112
Ivy Growth Fund                         Class B             530,466.346
Ivy Growth Fund                         Class C              51,176.856
Ivy Growth Fund                         Advisor Class        22,871.962

                                                       SHARES OUTSTANDING
FUND:                                      CLASS:       ON RECORD DATE:
-----                                      ------      ------------------
Ivy International Fund                  Class A          21,090,372.660
Ivy International Fund                  Class B           9,701,690.315
Ivy International Fund                  Class C           1,969,212.026
Ivy International Fund                  Class I           1,165,994.991
Ivy International Fund                  Advisor Class           164.775
Ivy International Growth Fund           Class A                       0
Ivy International Growth Fund           Class B                       0
Ivy International Growth Fund           Class C                       0
Ivy International Growth Fund           Class I                       0
Ivy International Growth Fund           Advisor Class        50,000.000
Ivy International Small Companies Fund  Class A             763,409.483
Ivy International Small Companies Fund  Class B             510,933.704
Ivy International Small Companies Fund  Class C             382,697.277
Ivy International Small Companies Fund  Class I                       0
Ivy International Small Companies Fund  Advisor Class       302,898.959
Ivy International Value Fund            Class A           2,069,278.303
Ivy International Value Fund            Class B           6,585,319.028
Ivy International Value Fund            Class C           2,423,195.648
Ivy International Value Fund            Class I                       0
Ivy International Value Fund            Advisor Class        56,566.021
Ivy Money Market Fund                   Class A          17,407,852.980
Ivy Money Market Fund                   Class B           5,884,021.870
Ivy Money Market Fund                   Class C             736,125.420
Ivy Pacific Opportunities Fund          Class A           1,040,774.144
Ivy Pacific Opportunities Fund          Class B             823,634.729
Ivy Pacific Opportunities Fund          Class C             198,520.994
Ivy Pacific Opportunities Fund          Advisor Class         5,715.318
Ivy US Blue Chip Fund                   Class A           4,591,834.407
Ivy US Blue Chip Fund                   Class B           2,238,656.357
Ivy US Blue Chip Fund                   Class C             266,814.250
Ivy US Blue Chip Fund                   Class I                       0
Ivy US Blue Chip Fund                   Advisor Class       102,932.005
Ivy US Emerging Growth Fund             Class A           2,675,104.800
Ivy US Emerging Growth Fund             Class B           1,780,140.506
Ivy US Emerging Growth Fund             Class C             282,885.471
Ivy US Emerging Growth Fund             Advisor Class        63,998.260

                                   APPENDIX 9

             TRUSTEE AND EXECUTIVE OFFICER OWNERSHIP OF FUND SHARES

                                                              AMOUNT AND                SHARES OWNED
                            NAME OF TRUSTEE                   NATURE OF   PERCENTAGE     BY TRUSTEES
                              OR EXECUTIVE                    BENEFICIAL   OF CLASS     AND OFFICERS
TITLE OF CLASS OF SHARES:       OFFICER:         POSITION:    OWNERSHIP:    OWNED:       AS A GROUP:
-------------------------  ------------------  -------------  ----------  ----------   ---------------
Ivy Cundill Value Fund --  Edward Tighe        Trustee           515.036      0.62%          1,549.210
  Advisor Class                                                                                  (1.86%)
                           C. William Ferris   Secretary and   1,034.174      1.24%
                                               Treasurer*
Ivy Developing Markets     Richard Silverman   Trustee         1,029.353      0.22%          1,029.353
  Fund -- Class A
Ivy Developing Markets     Edward Tighe        Trustee           263.554      1.58%            263.554
  Fund -- Advisor Class                                                                          (1.58%)
Ivy European               Keith J. Carlson    Chairman and    2,358.000      0.07%          8,217.626
  Opportunities Fund --                        Trustee
  Class A
                           Stanley Channick    Trustee           421.241      0.01%
                           Richard Silverman   Trustee         5,438.385      0.17%
Ivy European               James W. Broadfoot  President and     605.623      0.06%         15,172.798
  Opportunities Fund --                        Trustee                                           (1.38%)
  Advisor Class
                           C. William Ferris   Secretary and   1,613.358      0.15%
                                               Treasurer*
                           James Brendan Swan  Trustee        12,720.725      1.15%
                           Edward Tighe        Trustee           233.092      0.02%
Ivy Growth Fund --         Edward Tighe        Trustee           110.160      0.48%            110.160
  Advisor Class
Ivy Global Science &       James W. Broadfoot  President and   2,199.831      0.18%          7,727.212
  Technology Fund --                           Trustee
  Class A
                           Richard Silverman   Trustee           649.788      0.05%
                           James Brendan Swan  Trustee         4,877.593      0.41%
Ivy Global Science &       James W. Broadfoot  President and     326.217      1.08%            375.057
  Technology Fund --                           Trustee                                           (1.24%)
  Advisor Class
                           Edward Tighe        Trustee            48.840      0.16%
Ivy International Fund --  James W. Broadfoot  President and     480.382      0.01%+         8,709.099
  Class A                                      Trustee
                           Keith J. Carlson    Chairman and    1,660.359      0.01%+
                                               Trustee
                           C. William Ferris   Secretary and      90.059      0.01%+
                                               Treasurer*

                                                              AMOUNT AND                SHARES OWNED
                            NAME OF TRUSTEE                   NATURE OF   PERCENTAGE     BY TRUSTEES
                              OR EXECUTIVE                    BENEFICIAL   OF CLASS     AND OFFICERS
TITLE OF CLASS OF SHARES:       OFFICER:         POSITION:    OWNERSHIP:    OWNED:       AS A GROUP:
-------------------------  ------------------  -------------  ----------  ----------   ---------------
                           Richard Silverman   Trustee         1,600.706      0.01%+
                           James Brendan Swan  Trustee         4,877.593      0.02%
Ivy International Fund --  Edward Tighe        Trustee           164.775    100.00%            164.775
  Advisor Class                                                                                (100.00%)
Ivy Money Market           John Anderegg       Trustee        21,196.350      0.12%         82,693.980
  Fund -- Class A
                           James W. Broadfoot  President and   7,380.540      0.04%
                                               Trustee
                           Keith J. Carlson    Chairman and      136.790      0.01%+
                                               Trustee
                           Stanley Channick    Trustee        53,980.300      0.31%
Ivy Pacific Opportunities  Richard Silverman   Trustee         1,069.817      0.10%          1,069.817
  Fund -- Class A
Ivy Pacific Opportunities  Edward Tighe        Trustee           233.774      4.09%            233.774
Fund -- Advisor Class                                                                            (4.09%)
Ivy US Blue Chip           John Anderegg       Trustee         1,600.822      0.03%          1,600.822
  Fund -- Class A
Ivy US Blue Chip           Edward Tighe        Trustee           169.520      0.16%            169.520
  Fund -- Advisor Class
Ivy US Emerging Growth     John Anderegg       Trustee         5,890.790      0.22%          8,610.722
  Fund -- Class A
                           Keith J. Carlson    Chairman and    1,239.091      0.05%
                                               Trustee
                           Stanley Channick    Trustee           427.759      0.02%
                           Richard Silverman   Trustee         1,053.082      0.04%
Ivy US Emerging Growth     James W. Broadfoot  President and   6,560.538     10.33%          6,639.431
  Fund -- Advisor Class                        Trustee                                          (10.45%)
                           Edward Tighe        Trustee            78.893      0.12%

---------------

* Mr. Ferris resigned effective January 31, 2001.
+ Actual percentage of shares owned is less than 0.01%.

                                  APPENDIX 10

                        BENEFICIAL OWNERS OF FUND SHARES

                             NAME AND ADDRESS OF    AMOUNT AND NATURE OF   PERCENTAGE OF
TITLE OF CLASS OF SHARES:    BENEFICIAL OWNER*:     BENEFICIAL OWNERSHIP:  CLASS OWNED:
-------------------------    -------------------    ---------------------  -------------
Ivy Bond Fund -- Class A   Merrill Lynch Pierce          1,025,019.71          15.41
                           Fenner & Smith Inc.
                           For the Sole Benefit of
                           Its
                           Customers
                           Attn: Fund
                           Administration
                           4800 Deer Lake Dr. E
                           3rd Floor
                           Jacksonville, FL 32246

Ivy European               Merrill Lynch Pierce            511,400.86          15.35
  Opportunities            Fenner & Smith Inc.
  Fund -- Class A          For the Sole Benefit of
                           Its
                           Customers
                           Attn: Fund
                           Administration
                           4800 Deer Lake Dr. E,
                           3rd Floor
                           Jacksonville, FL 32246

Ivy Global Natural         Carn & Co 02087501              117,375.58          20.61
  Resources Fund -- Class  Riggs Bank TTEE FBO
  A                        Yazaki
                           Employee Savings &
                           Retirement Pl
                           Attn: Star Group
                           Washington, DC 20090-
                           6211

                           Charles Schwab & Co              32,236.72           5.66
                           Inc.
                           Reinvest Account
                           Attn: Mutual Fund Dept.
                           101 Montgomery Street
                           San Francisco, CA 94104

Ivy Global Science &       Donaldson Lufkin                 59,008.35           5.09
  Technology Fund --       Jenrette
  Class A                  Securities Corporation
                           Inc
                           PO Box 2052
                           Jersey City, NJ 07303-
                           9998

Ivy International Fund --  Merrill Lynch Pierce          8,120,431.49          38.11
  Class A                  Fenner & Smith Inc.
                           For the Sole Benefit of
                           Its Customers
                           Attn: Fund
                           Administration
                           4800 Deer Lake Dr. E,
                           3rd Floor
                           Jacksonville, FL 32246

                           Charles Schwab & Co.          2,384,079.04           13.3
                           Inc.
                           Reinvest Account
                           Attn: Mutual Fund Dept.
                           101 Montgomery Street
                           San Francisco, CA 94104

                             NAME AND ADDRESS OF    AMOUNT AND NATURE OF   PERCENTAGE OF
TITLE OF CLASS OF SHARES:    BENEFICIAL OWNER*:     BENEFICIAL OWNERSHIP:  CLASS OWNED:
-------------------------    -------------------    ---------------------  -------------
Ivy International Small    Merrill Lynch Pierce             88,989.82          12.16
  Companies Fund -- Class  Fenner & Smith Inc.
  A                        For the Sole Benefit of
                           Its
                           Customers
                           Attn: Fund
                           Administration
                           4800 Deer Lake Dr. E,
                           3rd Floor
                           Jacksonville, FL 32246

Ivy International Value    Merrill Lynch Pierce            640,709.66          27.79
  Fund -- Class A          Fenner & Smith Inc.
                           For the Sole Benefit of
                           Its
                           Customers
                           Attn: Fund
                           Administration
                           4800 Deer Lake Dr. E,
                           3rd Floor
                           Jacksonville, FL 32246

Ivy Money Market Fund --   IBT Cust R/O IRA FBO            807,601.63           5.05
  Class A                  Susan E. Cox
                           7350 SW 187th Place
                           Aloha, OR 97007

Ivy Pacific Opportunities  Merrill Lynch Pierce             87,501.14           7.78
  Fund -- Class A          Fenner & Smith Inc.
                           For the Sole Benefit of
                           Its
                           Customers
                           Attn: Fund
                           Administration
                           4800 Deer Lake Dr. E,
                           3rd Floor
                           Jacksonville, FL 32246

Ivy US Blue Chip Fund --   Amalgamated Bank of NY          301,329.44           5.57
  Class A                  C/F
                           TWU-NYC Private Bus
                           Lines
                           Pension Fund
                           Amivest Corp Disc
                           Invest Mgr
                           PO Box 370 Cooper
                           Station
                           New York, NY 10003

Ivy US Emerging Growth     F&CO Inc. Cust                  161,738.71           6.45
  Fund -- Class A          FBO 401K Plan
                           Attn: Cathy Laich ADM
                           300 River Place Suite
                           4000
                           Detroit, MI 48207

Ivy Bond Fund -- Class B   Merrill Lynch Pierce          1,213,803.84          50.48
                           Fenner & Smith Inc.
                           For the Sole Benefit of
                           Its
                           Customers
                           Attn: Fund
                           Administration
                           4800 Deer Lake Dr. E,
                           3rd Floor
                           Jacksonville, FL 32246

                             NAME AND ADDRESS OF    AMOUNT AND NATURE OF   PERCENTAGE OF
TITLE OF CLASS OF SHARES:    BENEFICIAL OWNER*:     BENEFICIAL OWNERSHIP:  CLASS OWNED:
-------------------------    -------------------    ---------------------  -------------
Ivy Developing Markets     Merrill Lynch Pierce            172,246.10          26.57
  Fund -- Class B          Fenner & Smith Inc.
                           For the Sole Benefit of
                           Its
                           Customers
                           Attn: Fund
                           Administration
                           4800 Deer Lake Dr. E,
                           3rd Floor
                           Jacksonville, FL 32246

Ivy European               Merrill Lynch Pierce            882,793.78          26.31
  Opportunities            Fenner & Smith Inc.
  Fund -- Class B          For the Sole Benefit of
                           Its
                           Customers
                           Attn: Fund
                           Administration
                           4800 Deer Lake Dr. E,
                           3rd Floor
                           Jacksonville, FL 32246

Ivy Growth Fund- Class B   Merrill Lynch Pierce             70,499.93          13.66
                           Fenner & Smith Inc.
                           For the Sole Benefit of
                           Its
                           Customers
                           Attn: Fund
                           Administration
                           4800 Deer Lake Dr. E,
                           3rd Floor
                           Jacksonville, FL 32246

Ivy Global Fund -- Class   Merrill Lynch Pierce             78,632.82          17.87
  B                        Fenner & Smith Inc.
                           For the Sole Benefit of
                           Its
                           Customers
                           Attn: Fund
                           Administration
                           4800 Deer Lake Dr. E,
                           3rd Floor
                           Jacksonville, FL 32246

Ivy Global Natural         Merrill Lynch Pierce             65,784.41          22.57
  Resources Fund -- Class  Fenner & Smith Inc.
  B                        For the Sole Benefit of
                           Its
                           Customers
                           Attn: Fund
                           Administration
                           4800 Deer Lake Dr. E,
                           3rd Floor
                           Jacksonville, FL 32246

                           PaineWebber for the              23,286.17           7.99
                           Benefit
                           of Southern Newspaper
                           Inc.
                           Attn: Patricia Roberts
                           PO Box 42828
                           Houston, TX 77242-2828

Ivy Global Science &       Merrill Lynch Pierce            164,209.88          15.47
  Technology Fund --       Fenner & Smith Inc.
  Class B                  Mutual Fund
                           Operations --
                           Service Team
                           4800 Deer Lake Dr. E,
                           3rd Floor
                           Jacksonville, FL 32246

                             NAME AND ADDRESS OF    AMOUNT AND NATURE OF   PERCENTAGE OF
TITLE OF CLASS OF SHARES:    BENEFICIAL OWNER*:     BENEFICIAL OWNERSHIP:  CLASS OWNED:
-------------------------    -------------------    ---------------------  -------------
Ivy International Fund --  Merrill Lynch Pierce          4,200,509.20          41.01
  Class B                  Fenner & Smith Inc.
                           For the Sole Benefit of
                           Its Customers
                           Attn: Fund
                           Administration
                           4800 Deer Lake Dr. E,
                           3rd Floor
                           Jacksonville, FL 32246

Ivy International Small    Merrill Lynch Pierce            135,588.23          28.20
  Companies Fund -- Class  Fenner & Smith Inc.
  B                        For the Sole Benefit of
                           Its Customers
                           Attn: Fund
                           Administration
                           4800 Deer Lake Dr. E,
                           3rd Floor
                           Jacksonville, FL 32246

Ivy International Value    Merrill Lynch Pierce          3,913,619.48          57.81
  Fund -- Class B          Fenner & Smith Inc.
                           For the Sole Benefit of
                           Its Customers
                           Attn: Fund
                           Administration
                           4800 Deer Lake Dr. E,
                           3rd Floor
                           Jacksonville, FL 32246

Ivy Pacific Opportunities  Merrill Lynch Pierce            200,709.60          23.48
  Fund -- Class B          Fenner & Smith Inc.
                           For the Sole Benefit of
                           Its Customers
                           Attn: Fund
                           Administration
                           4800 Deer Lake Dr. E,
                           3rd Floor
                           Jacksonville, FL 32246

Ivy US Blue Chip Fund --   Merrill Lynch Pierce            330,470.31          14.42
  Class B                  Fenner & Smith Inc.
                           For the Sole Benefit of
                           Its Customers
                           Attn: Fund
                           Administration
                           4800 Deer Lake Dr. E,
                           3rd Floor
                           Jacksonville, FL 32246

Ivy US Emerging Growth     Merrill Lynch Pierce            370,340.99          20.34
  Fund -- Class B          Fenner & Smith Inc.
                           For the Sole Benefit of
                           Its Customers
                           Attn: Fund
                           Administration
                           4800 Deer Lake Dr. E,
                           3rd Floor
                           Jacksonville, FL 32246

                             NAME AND ADDRESS OF    AMOUNT AND NATURE OF   PERCENTAGE OF
TITLE OF CLASS OF SHARES:    BENEFICIAL OWNER*:     BENEFICIAL OWNERSHIP:  CLASS OWNED:
-------------------------    -------------------    ---------------------  -------------
Ivy Bond Fund -- Class C   Merrill Lynch Pierce            173,328.65          51.98
                           Fenner & Smith Inc.
                           For the Sole Benefit of
                           Its Customers
                           Attn: Fund
                           Administration
                           4800 Deer Lake Dr. E,
                           3rd Floor
                           Jacksonville, FL 32246

Ivy Developing Markets     Merrill Lynch Pierce             36,449.03          21.39
  Fund -- Class C          Fenner & Smith Inc.
                           For the Sole Benefit of
                           Its Customers
                           Attn: Fund
                           Administration
                           4800 Deer Lake Dr. E,
                           3rd Floor
                           Jacksonville, FL 32246

Ivy European               Merrill Lynch Pierce          1,151,573.70          42.34
  Opportunities            Fenner & Smith Inc.
  Fund -- Class C          For the Sole Benefit of
                           Its Customers
                           Attn: Fund
                           Administration
                           4800 Deer Lake Dr. E,
                           3rd Floor
                           Jacksonville, FL 32246

Ivy Growth Fund --         Merrill Lynch Pierce             12,592.42          25.87
Classs C                   Fenner & Smith Inc.
                           For the Sole Benefit of
                           Its Customers
                           Attn: Fund
                           Administration
                           4800 Deer Lake Dr. E,
                           3rd Floor
                           Jacksonville, FL 32246

                           First Presbyterian                4,074.15           8.37
                           Church of McAlester
                           A Non Profit
                           Corporation
                           PO Box 1550
                           222 E Washington
                           McAlester, OK
                           74502-1550

                           UMB Bank Cust IRA FBO             2,503.50           5.14
                           Peter L. Bognar
                           17 Cordes Drive
                           Tonawanda, NY 14221

Ivy Global Fund --         Merrill Lynch Pierce              4,303.24          24.22
Class C                    Fenner & Smith Inc.
                           For the Sole Benefit of
                           Its Customers
                           Attn: Fund
                           Administration
                           4800 Deer Lake Dr. E,
                           3rd Floor
                           Jacksonville, FL 32246

                           IBT Cust 403(B) FBO               3,618.52          20.36
                           Mattie A. Allen
                           755 Selma Pl
                           San Diego, CA
                           92114-1711

                             NAME AND ADDRESS OF    AMOUNT AND NATURE OF   PERCENTAGE OF
TITLE OF CLASS OF SHARES:    BENEFICIAL OWNER*:     BENEFICIAL OWNERSHIP:  CLASS OWNED:
-------------------------    -------------------    ---------------------  -------------
                           Salomon Smith Barney              2,256.27           12.7
                           Inc.
                           333 West 34th St --
                           3rd Floor
                           New York, NY 10001

                           Salomon Smith Barney              1,266.81           7.13
                           Inc.
                           333 West 34th St --
                           3rd Floor
                           New York, NY 10001

                           Smith Barney Inc.                 1,041.02           5.85
                           388 Greenwich Street
                           New York, NY 10013

                           Smith Barney Inc.                   982.07           5.52
                           388 Greenwich Street
                           New York, NY 10013

Ivy Global Natural         Salomon Smith Barney             11,631.97          21.95
  Resources Fund -- Class  Inc.
  Class C                  333 West 34th St --
                           3rd Floor
                           New York, NY 10001

                           Bear Stearns Securities           4,885.44           9.22
                           Corp.
                           1 Metrotich Center
                           North
                           Brooklyn, NY 11201-3859

                           NFSC FEBO #04J-223760             4,885.44           9.22
                           M Karien Pariser
                           119 Golf Club Drive
                           Longwood, FL 32779

                           Salomon Smith Barney              4,581.64           8.64
                           Inc.
                           333 West 34th St --
                           3rd Floor
                           New York, NY 10001

                           Salomon Smith Barney              2,728.50           5.15
                           Inc.
                           333 West 34th St --
                           3rd Floor
                           New York, NY 10001

Ivy Global Science &       Merrill Lynch Pierce             48,518.95           13.7
  Technology Fund --       Fenner & Smith Inc.
  Class C                  Mutual Fund
                           Operations --
                           Service Team
                           4800 Deer Lake Dr. E,
                           3rd Floor
                           Jacksonville, FL 32246

Ivy International Fund --  Merrill Lynch Pierce          1,242,870.32          60.45
  Class C                  Fenner & Smith Inc.
                           For the Sole Benefit of
                           Its
                           Customers
                           Attn: Fund
                           Administration
                           4800 Deer Lake Dr. E,
                           3rd Floor
                           Jacksonville, FL 32246

                             NAME AND ADDRESS OF    AMOUNT AND NATURE OF   PERCENTAGE OF
TITLE OF CLASS OF SHARES:    BENEFICIAL OWNER*:     BENEFICIAL OWNERSHIP:  CLASS OWNED:
-------------------------    -------------------    ---------------------  -------------
Ivy International Small    Merrill Lynch Pierce            214,394.27          57.26
  Companies Fund -- Class  Fenner & Smith Inc.
  Class C                  For the Sole Benefit of
                           Its Customers
                           Attn: Fund
                           Administration
                           4800 Deer Lake Dr. E,
                           3rd Floor
                           Jacksonville, FL 32246

Ivy International Value    Merrill Lynch Pierce          1,503,184.80          60.09
  Fund -- Class C          Fenner & Smith Inc.
                           For the Sole Benefit of
                           Its Customers
                           Attn: Fund
                           Administration
                           4800 Deer Lake Dr. E,
                           3rd Floor
                           Jacksonville, FL 32246

Ivy Money Market Fund --   PaineWebber for the             114,184.61          14.89
  Class C                  Benefit of Bruce Blank
                           36 Ridge Brook Lane
                           Stamford, CT 06903-1239

                           Raymond James & Assoc.           71,116.38           9.27
                           Inc.
                           FAO Hubert L. Pippin
                           Ttee U/A DTD
                           Feb 25, 2000 H L Pippin
                           Trust
                           1875 Bay Rd. Apt 316
                           Vero Beach, FL 32963

                           Raymond James & Assoc.           40,089.63           5.22
                           Inc. CSDN
                           Marvin C. Jamison IRA
                           3330 Cambria Rd.
                           Charlotte, NC
                           28210-4806

Ivy Pacific Opportunities  Merrill Lynch Pierce             44,148.34          22.09
  Fund -- Class C          Fenner & Smith Inc.
                           For the Sole Benefit of
                           Its Customers
                           Attn: Fund
                           Administration
                           4800 Deer Lake Dr. E,
                           3rd Floor
                           Jacksonville, FL 32246

Ivy US Blue Chip Fund --   Merrill Lynch Pierce             53,816.72          19.58
  Class C                  Fenner & Smith Inc.
                           For the Sole Benefit of
                           Its Customers
                           Attn: Fund
                           Administration
                           4800 Deer Lake Dr. E,
                           3rd Floor
                           Jacksonville, FL 32246

                             NAME AND ADDRESS OF    AMOUNT AND NATURE OF   PERCENTAGE OF
TITLE OF CLASS OF SHARES:    BENEFICIAL OWNER*:     BENEFICIAL OWNERSHIP:  CLASS OWNED:
-------------------------    -------------------    ---------------------  -------------
Ivy US Emerging Growth     Merrill Lynch Pierce             81,750.86          28.28
  Fund -- Class C          Fenner & Smith Inc.
                           For the Sole Benefit of
                           Its Customers
                           Attn: Fund
                           Administration
                           4800 Deer Lake Dr. E,
                           3rd Floor
                           Jacksonville, FL 32246

Ivy European               NFSC FEBO                           640.72          66.62
  Opportunities            FNSC/FMTC IRA
  Fund -- Class I          FBO Charles Peavy
                           2025 Eagle Nest Bluff
                           Lawrenceville, GA 30244

                           Donaldson Lufkin                    320.98          33.37
                           Jenrette
                           Securities Corporation
                           Inc
                           PO Box 2052
                           Jersey City, NJ 07303-
                           9998

Ivy International Fund --  Harleysville Mutual Ins         284,051.01          23.29
  Class I                  Co/Equity
                           355 Maple Ave
                           Harleysville, PA 19438

                           Vanguard Fiduciary              193,288.21          15.85
                           Trust
                           Company
                           FBO Investment &
                           Employee Stock
                           Ownership Plan of
                           Avista Corp.
                           PO Box 2600
                           VM 613 Attn Outside
                           Funds
                           Valley Forge, PA 19482

                           S Mark Taper Foundation         186,694.02          15.31
                           12011 San Vicente Blvd
                           Ste 400
                           Los Angeles, CA 90049

                           Liz Claiborne                   104,687.96           8.58
                           Foundation
                           One Claiborne Ave
                           N Bergen, NJ 07047

                           Charles Schwab & Co             103,621.82           8.49
                           Inc.
                           Reinvest Account
                           Attn: Mutual Fund Dept.
                           101 Montgomery Street
                           San Francisco, CA 94104

                           David & Co                       84,674.54           6.94
                           PO Box 188
                           Murfreesboro, TN 37133-
                           0188

                           Lynspen and Company              82,159.83           6.73
                           For Reinvestment
                           PO Box 830804
                           Birmingham, AL 35283

                             NAME AND ADDRESS OF    AMOUNT AND NATURE OF   PERCENTAGE OF
TITLE OF CLASS OF SHARES:    BENEFICIAL OWNER*:     BENEFICIAL OWNERSHIP:  CLASS OWNED:
-------------------------    -------------------    ---------------------  -------------
Ivy Bond Fund --           NFSC FEBO                         9,368.19          44.46
  Advisor Class            C/James Ferris/Bro
                           B Yanowitch/J Broadfoot
                           Ttes
                           U/A 01/01/98
                           700 S Federal Hwy Ste
                           300
                           Boca Raton, FL 33432-
                           6128

                           LPL Financial Services            8,890.15           42.2
                           A/C 7170-5810
                           9785 Towne Centre Drive
                           San Diego, CA
                           92121-1968

                           Mackenzie Investment              3,960.41          18.79
                           Mgmt Inc.
                           Attn: Bev Yanowitch
                           Acct 10
                           Via Mizner Financial
                           Plaza
                           700 S Federal Hwy Ste
                           300
                           Boca Raton, FL 33432

Ivy Cundill Value Fund --  Mackenzie Investment             55,968.24          75.42
  Advisor Class            Mgmt Inc.
                           Attn: Bev Yanowitch
                           Acct 10
                           Via Mizner Financial
                           Plaza
                           700 S Federal Hwy Ste
                           300
                           Boca Raton, FL 33432

                           Peter Cundill Holdings           20,683.47          27.87
                           Ltd
                           1100 Melville St
                           Ste 1200
                           Vancouver
                           BC V6E 4A6

                           Mark Updegrove &                  5,000.00           6.73
                           Evelyn Updegrove Jt Ten
                           201 Walmer Road
                           Toronto, Ontario
                           M5R 3P7

Ivy Developing Markets     NFSC FEBO                        14,550.42          87.34
  Fund -- Advisor Class    C/James Ferris/Bro
                           B Yanowitch/J Broadfoot
                           Ttes
                           U/A 01/01/98
                           700 S Federal Hwy Ste
                           300
                           Boca Raton, Fl
                           33432-6128

Ivy European               Merrill Lynch Pierce            625,723.30          57.02
  Opportunities            Fenner & Smith Inc.
  Fund -- Advisor Class    For the Sole Benefit of
                           Its Customers
                           Attn: Fund
                           Administration
                           4800 Deer Lake Dr. E,
                           3rd Floor
                           Jacksonville, FL 32246

                             NAME AND ADDRESS OF    AMOUNT AND NATURE OF   PERCENTAGE OF
TITLE OF CLASS OF SHARES:    BENEFICIAL OWNER*:     BENEFICIAL OWNERSHIP:  CLASS OWNED:
-------------------------    -------------------    ---------------------  -------------
                           Pyramid I Limited               123,629.45          11.26
                           Partnership
                           C/O Roland Manarin
                           11650 W Dodge Road
                           Omaha, NE 68154

                           Pyramid II Limited               62,335.81           5.68
                           Partnership
                           C/O Roland Manarin
                           11650 W Dodge Road
                           Omaha, NE 68154

Ivy Growth Fund --         NFSC FEBO                        18,941.61          77.57
  Advisor Class            C/James Ferris/Bro
                           B Yanowitch/J Broadfoot
                           Ttes
                           U/A 01/01/98
                           700 S Federal Hwy
                           Ste 300
                           Boca Raton, FL 33432-
                           6128

                           Mackenzie Investment              3,072.73          12.58
                           Mgmt Inc.
                           Attn: Bev Yanowitch
                           Acct 10
                           Via Mizner Financial
                           Plaza
                           700 S Federal Hwy Ste
                           300
                           Boca Raton, FL 33432

Ivy Global Fund --         NFSC FEBO                        10,699.28          65.55
  Advisor Class            C/James Ferris/Bro
                           B Yanowitch/J Broadfoot
                           Ttes
                           U/A 01/01/98
                           700 S Federal Hwy
                           Ste 300
                           Boca Raton, FL 33432-
                           6128

                           Merrill Lynch Pierce              3,768.33          23.08
                           Fenner & Smith Inc.
                           For the Sole Benefit of
                           Its
                           Customers
                           Attn: Fund
                           Administration
                           4800 Deer Lake Dr E,
                           3rd Floor
                           Jacksonville, FL 32246

Ivy Global Science &       NFSC FEBO                        10,892.74          36.37
  Technology Fund --       C/James Ferris/Bro
  Advisor Class            B Yanowitch/J Broadfoot
                           Ttes
                           U/A 01/01/98
                           700 S Federal Hwy
                           Ste 300
                           Boca Raton, FL 33432-
                           6128

                             NAME AND ADDRESS OF    AMOUNT AND NATURE OF   PERCENTAGE OF
TITLE OF CLASS OF SHARES:    BENEFICIAL OWNER*:     BENEFICIAL OWNERSHIP:  CLASS OWNED:
-------------------------    -------------------    ---------------------  -------------
                           Merrill Lynch Pierce              5,419.15          18.09
                           Fenner & Smith Inc.
                           For the Sole Benefit of
                           Its Customers
                           Attn: Fund
                           Administration
                           4800 Deer Lake Dr E,
                           3rd Floor
                           Jacksonville, FL 32246

                           Robert Chapin &                   3,321.39          11.09
                           Michelle Broadfoot
                           Ttee of the
                           Nella Manes Trust
                           U/A/D 04/09/92
                           117 Thatch Palm Cove
                           Boca Raton, FL 33432

Ivy International Fund --  Edward M. Tighe                     164.78         100.00
  Advisor Class            PO Box 2160
                           FT. Lauderdale, FL
                           33303

Ivy International Growth   Mackenzie Investment             50,000.00         100.00
  Fund -- Advisor Class    Mgmt Inc.
                           Attn: Bev Yanowitch
                           Acct 10
                           Via Mizner Financial
                           Plaza
                           700 S Federal Hwy Ste
                           300
                           Boca Raton, FL 33432

Ivy International Small    Merrill Lynch Pierce            204,624.18          59.92
  Companies Fund --        Fenner & Smith Inc.
  Advisor Class            For the Sole Benefit of
                           Its
                           Customers
                           Attn: Fund
                           Administration
                           4800 Deer Lake Dr E,
                           3rd Floor
                           Jacksonville, FL 32246

Ivy International Value    Charles Schwab & Co              11,177.19          18.79
  Fund -- Advisor Class    Inc.
                           Reinvest Account
                           Attn: Mutual Fund Dept.
                           101 Montgomery Street
                           San Francisco, CA 94104

                           Merrill Lynch Pierce              7,144.91          12.01
                           Fenner & Smith Inc.
                           For the Sole Benefit of
                           Its
                           Customers
                           Attn: Fund
                           Administration
                           4800 Deer Lake Dr E,
                           3rd Floor
                           Jacksonville, FL 32246

                           NFSC FEBO                         6,181.46          10.39
                           C/James Ferris/Bro
                           B Yanowitch/J Broadfoot
                           Ttes
                           U/A 01/01/98
                           700 S Federal Hwy Ste
                           300
                           Boca Raton, FL 33432-
                           6128

                             NAME AND ADDRESS OF    AMOUNT AND NATURE OF   PERCENTAGE OF
TITLE OF CLASS OF SHARES:    BENEFICIAL OWNER*:     BENEFICIAL OWNERSHIP:  CLASS OWNED:
-------------------------    -------------------    ---------------------  -------------
                           McDonald Investments              4,724.67           7.94
                           Inc (FBO)
                           Suite 2100
                           800 Superior Ave
                           Cleveland, FL
                           33908-1648

                           Donaldson Lufkin                  4,277.35           7.19
                           Jenrette Securities
                           Corporation Inc.
                           PO Box 2052
                           Jersey City, NJ 07303-
                           9998

                           Donaldson Lufkin                  3,297.44           5.54
                           Jenrette Securities
                           Corporation Inc.
                           PO Box 2052
                           Jersey City, NJ 07303-
                           9998

                           LPL Financial Services            3,081.49           5.18
                           9785 Towne Centre Drive
                           San Diego, CA
                           92121-1968

Ivy Pacific Opportunities  Merrill Lynch Pierce              5,218.74          91.31
  Fund -- Advisor Class    Fenner & Smith Inc.
  Shares                   For the Sole Benefit of
                           Its
                           Customers
                           Attn: Fund
                           Administration
                           4800 Deer Lake Dr E,
                           3rd Floor
                           Jacksonville, FL 32246

Ivy US Blue Chip Fund --   Mackenzie Investment             51,179.70          51.12
  Advisor Class            Mgmt Inc.
                           Attn: Bev Yanowitch
                           Via Mizner Financial
                           Plaza
                           700 S Federal Hwy
                           Ste 300
                           Boca Raton, FL 33432
                           NFSC FEBO                        46,810.04          46.76

                           C/James Ferris/Bro
                           B Yanowitch/J Broadfoot
                           Ttes
                           UA 01/01/98
                           700 S Federal Hwy
                           Ste 300
                           Boca Raton, FL 33432

Ivy US Emerging Growth     NFSC FEBO                        32,643.27          51.44
  Fund -- Advisor Class    C/James Ferris/Bro
                           B Yanowitch/J Broadfoot
                           Ttes
                           U/A 01/01/98
                           700 S Federal Hwy
                           Ste 300
                           Boca Raton, FL 33432-
                           6128

                             NAME AND ADDRESS OF    AMOUNT AND NATURE OF   PERCENTAGE OF
TITLE OF CLASS OF SHARES:    BENEFICIAL OWNER*:     BENEFICIAL OWNERSHIP:  CLASS OWNED:
-------------------------    -------------------    ---------------------  -------------
                           Charles Schwab & Co.              7,832.42          12.34
                           Inc.
                           Reinvest Account
                           Attn: Mutual Fund Dept.
                           101 Montgomery Street
                           San Francisco, CA 94104

                           James W. Broadfoot                6,560.54          10.33
                           117 Thatch Palm Cove
                           Boca Raton, FL 33432

---------------

* Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

                                PROXY TABULATOR


           Please fold and detach card at perforation before mailing

FUND NAME PRINTS HERE                                              FORM OF PROXY
A SERIES OF IVY FUND                             SPECIAL MEETING OF SHAREHOLDERS
                                                                   MAY 29, 2001

     The undersigned, having received Notice of the May 29, 2001 Special Meeting of Shareholders of the above referenced fund (the "Fund"), a series of Ivy Fund (the "Trust"), and the related Proxy Statement, hereby appoints Keith
J. Carlson, Beverly J. Yanowitch and Paula K. Wolfe, and each of them, as proxies, with full power of substitution and revocation, to represent the undersigned and to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at Via Mizner Financial Plaza, Suite 300, 700 South Federal Highway, Boca Raton, Florida 33432 on May 29, 2001 at 1:00 p.m. Eastern time, and any adjournments or postponements thereof.

PLEASE INDICATE VOTE ON OPPOSITE SIDE OF CARD.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED IN FAVOR OF EACH PROPOSAL.

                                                      Dated: _____________, 2001

                              Please sign name or names as appearing on proxy and return promptly in the enclosed postage-paid envelope. If signing as a representative, please include capacity.

                              ------------------------------------------------
                              Signature(s) of Shareholder(s)

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW, USING BLUE OR BLACK INK OR DARK PENCIL (DO NOT USE RED INK). THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR SPECIFICATIONS. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF EACH PROPOSAL.


           Please fold and detach card at perforation before mailing


THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS.


                                                  FOR     AGAINST     ABSTAIN
                                                  [ ]       [ ]         [ ]

PROPOSAL 1:
(FOR SHAREHOLDERS OF ALL FUNDS EXCEPT IVY GLOBAL
NATURAL RESOURCES FUND). Approval of a new Master
Business Management and Investment Advisory
Agreement between the Trust, on behalf of the Fund, and Ivy Management, Inc. ("IMI").

                                                  [ ]       [ ]         [ ]

PROPOSAL 2:
(FOR SHAREHOLDERS OF IVY GLOBAL NATURAL RESOURCES
FUND ONLY). Approval of a new Master Business
Management Agreement between the Trust, on behalf of the Fund, and IMI.

                                                  [ ]       [ ]         [ ]
PROPOSAL 3:
(FOR SHAREHOLDERS OF IVY GLOBAL NATURAL RESOURCES
FUND ONLY). Approval of a new Investment Advisory
Agreement between the Trust, on behalf of the Fund, and Mackenzie Financial Corporation.

                                                  [ ]       [ ]         [ ]
PROPOSAL 4:
(FOR SHAREHOLDERS OF IVY EUROPEAN OPPORTUNITIES
FUND AND IVY INTERNATIONAL SMALL COMPANIES FUND
ONLY). Approval of a new Subadvisory Agreement between IMI and Henderson Investment Management
Limited.

                                                  [ ]       [ ]         [ ]
PROPOSAL 5:
(FOR SHAREHOLDERS OF IVY CUNDILL VALUE FUND ONLY).
Approval of a new Subadvisory Agreement between IMI and Peter Cundill & Associates, Inc.


           The proxies are authorized to vote in their discretion on
          any other business that may properly come before the meeting or any adjournments or postponements thereof.

           PLEASE DO NOT FORGET TO SIGN THE OTHER SIDE OF THIS CARD.